As filed with the Securities and Exchange Commission on April 28, 2005

Registration No. 333 -26209

811-09172

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.

Post-Effective Amendment No. 15

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 16

SEPARATE ACCOUNT VA A

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code

(319) 297-8468

Darin D. Smith, Esquire Transamerica Life Insurance Company 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001 (Name and Address of Agent for Service)	Copy to: Frederick R. Bellamy, Esquire Sutherland, Asbill and Brennan L.L.P. 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Title of Securities Being Registered:

Flexible Premium Variable Annuity Policies

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated May 1, 2005

to the

Prospectus dated May 1, 2005

FIXED ACCOUNT LIMITATIONS

Effective immediately, only for guaranteed period options of less than five years duration, we will not accept any premium payment in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in all guaranteed period options of less than 5 years duration exceeding $5,000. Please note these limitations do not apply to the dollar cost averaging fixed account option.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2005

Atlas Fixed Limt 05

ATLAS PORTFOLIO BUILDER

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2005

to the

Prospectus dated May 1, 2005

5 FOR LIFE RIDER

You may elect to purchase the optional 5 For Life rider which provides you with a guaranteed minimum withdrawal benefit. This rider is available during the accumulation phase but it will not be issued if the annuitant is age 91 or older. The maximum issue age may be lower if required by state law.

You should view this rider as a way to permit you to invest in variable investment options while still having your liquidity protected to the extent provided hereby.

The 5 For Life rider may vary for certain policies and may not be available for all policies. Please contact Atlas at 1-800-933-ATLAS (1-800-933-2852) for additional information regarding the availability of the 5 For Life rider.

This supplement hereby amends, and to the extent inconsistent replaces, the prospectus disclosure.

Fee Table

Optional Rider Fees:
5 For Life Rider(1)	0.60%

(1)	The fee is a percentage of the total withdrawal base.

5 For Life Benefit

This benefit is intended to provide a level of cash withdrawals regardless of the performance of the variable investment options you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your policy value (your ability to change the frequency or amount of your withdrawal ceases if your policy value reaches zero). Under this benefit, you can withdraw up to 5% of the total withdrawal base each calendar year starting with the calendar year immediately following the annuitant’s 59th birthday until the annuitant’s death (unless your minimum remaining withdrawal amount is reduced to zero because of “excess” withdrawals; see adjusted partial withdrawals, below). All withdrawals before age 59 are excess withdrawals.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Atlas Portfolio Builder dated May 1, 2005

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after five years your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $5,000 each calendar year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one year.)

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. Please note, the amount of your gross partial withdrawal may impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount and such impact may be on a greater than dollar-for-dollar basis.

Withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your death benefit and other benefits;

•	may be subject to surrender charges and excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Issue Requirements. The Company will not issue the 5 For Life Rider unless:

•	the annuitant is age 90 or younger;

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See adjusted partial withdrawals.

The maximum annual withdrawal amount is zero if the annuitant is not 59 years old on the rider date. The maximum annual withdrawal amount remains zero until the first day of the calendar year after the annuitant’s 59th birthday. The maximum annual withdrawal amount for that calendar year and each subsequent calendar year is equal to 5% of the total withdrawal base.

If the annuitant is at least 59 years old on the rider date the maximum annual withdrawal amount in the year the rider is elected is equal to 5% of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each calendar year is equal to 5% of the total withdrawal base.

For qualified policies:

If the annuitant is at least 70 1/2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

•	the maximum annual withdrawal amount described above; or

•	an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can take withdrawals under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount and frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

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Please note:

•	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.

•	If the rider is added prior to the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until the beginning of the calendar year (January 1st) after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•	Since the total withdrawal base of the rider is equal to the policy value on the rider date, the maximum annual withdrawal amount may decrease if the policy value decreases prior to the rider date.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent adjusted partial withdrawals.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

Adjusted Partial Withdrawals. Each rider year, gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount on a dollar-for-dollar basis but will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base and minimum remaining withdrawal amount by the greater of the dollar amount of the withdrawal or on a pro rata basis (possibly to zero). See the SAI for examples showing the effect of hypothetical withdrawals in more detail. Excess withdrawals may eliminate the guarantee offered by this rider.

Please note: Gross partial withdrawals of greater than the maximum annual withdrawal amount will result in an excess partial withdrawal as will any partial withdrawal before the January 1st following the annuitant’s 59th birthday and will reduce the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount and such reduction may be on a greater than dollar-for-dollar basis.

5 For Life Rider Fee. A rider fee, 0.60% of the total withdrawal base on each rider anniversary, is charged annually prior to annuitization. We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment option. Generally, the rider fee is deducted regardless of your values.

Designated Investment Options. If you elect the 5 For Life benefit, you must allocate 100% of your policy value to the following “designated funds:”

Atlas Balanced Growth Portfolio

Asset Allocation – Conservative Portfolio

    – Initial Class

Asset Allocation – Moderate Portfolio

    – Initial Class

Asset Allocation – Moderate Growth Portfolio

    – Initial Class

Federated Prime Money Fund II

Fixed Account

If you elect this rider, you may transfer amounts among the designated funds; however, you cannot transfer any amount to any other subaccount. After the third rider anniversary, you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated fund.

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Upgrades. You can upgrade the total withdrawal base to the policy value after the third rider anniversary by sending us written notice (we reserve the right to limit your upgrade election to a 30-day period following a rider anniversary). At this time the minimum remaining withdrawal amount and maximum annual withdrawal amount will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee percentage (which may be higher than your current rider fee percentage). The new rider effective date will be the date the Company receives all necessary information.

Death Benefit. If you elect the 5 For Life benefit, upon the death of the annuitant we will add an additional amount to the death benefit payable. The additional amount will be equal to the excess, if any, of the minimum remaining withdrawal amount over the base policy death benefit.

If an owner who is not the annuitant dies and the surviving spouse continues the policy, no additional amount is payable. If the policy is not continued, the surviving owner may elect to annuitize the maximum annual withdrawal amount instead of receiving the cash value. If such an election is made, the policy is terminated and the cash value is forfeited.

Termination. The 5 For Life rider will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the 5For Life rider (you may not terminate the rider before the third rider anniversary);

•	the annuitant’s death;

•	annuitization; or

•	termination of your policy.

The 5 For Life rider may vary for certain optional features, certain policies and may not be available for all policies.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2005

to the

Prospectus dated May 1, 2005

LIVING BENEFITS RIDER

You may elect to purchase the optional living benefits rider which provides you with a guaranteed minimum accumulation benefit and a guaranteed minimum withdrawal benefit. The living benefits rider is available during the accumulation phase but it will not be issued if the annuitant is age 81 or older. The maximum issue age may be lower if required by state law.

You should view the living benefits rider as a way to permit you to invest in variable investment options while still having your policy value and liquidity protected to the extent provided by the living benefits rider. Please note: You cannot elect this rider if you have elected certain other optional benefits under the policy. Certain protections under the rider are available only if you hold the rider for ten years. In addition, if you elect the rider, we will monitor your policy value and may transfer amounts back and forth between specified investment options under the policy and the variable investment options you choose, according to a mathematical model that we will use to assist us in managing portfolio risk and supporting the guarantees under the rider.

The living benefits rider may vary for certain policies and may not be available for all policies. Please contact Atlas at 1-800-933-ATLAS (1-800-933-2852) for additional information regarding the availability of the living benefits rider.

This supplement hereby amends, and to the extent inconsistent replaces, the prospectus.

Fee Table

Optional Rider Fees:
Living Benefits Rider(1)	0.60%

(1)	The fee is a percentage of the “principal back” total withdrawal base.

Guaranteed Minimum Accumulation Benefit

If you elect the living benefits rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable investment options you select.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2005

Guaranteed Future Value. The guaranteed future value on the rider date (i.e., the date the rider is added to the policy) is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date and before the guaranteed future value date, which is the tenth rider anniversary, the guaranteed future value is equal to:

•	the guaranteed future value on the rider date; plus

•	a percentage of subsequent premium payments (as described below); less

•	subsequent adjusted partial withdrawals (as described below).

After the guaranteed future value date the guaranteed future value equals zero.

Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value are as follows:

Rider Year	Percent of subsequent premium payments added to guaranteed future value
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	50%
8	50%
9	50%
10	0%

Guaranteed Future Value Adjusted Partial Withdrawals. If you take a partial withdrawal, it will reduce your guaranteed future value. The amount of the reduction is referred to as the adjusted partial withdrawal amount, which will be equal to the greater of:

•	the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the policy value resulting from the gross partial withdrawal; or

•	the gross partial withdrawal amount.

(The gross partial withdrawal amount is the amount you request, plus any surrender charges and excess interest adjustments that may be applicable.)

In other words, if your policy value is greater than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value is reduced by the same amount we reduce your policy value. However, if your policy value is less than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value will be reduced by more than the amount we reduce your policy value.

See the supplement to the SAI for examples showing the effect of hypothetical withdrawals in more detail.

Guaranteed Minimum Accumulation Benefit. On the guaranteed future value date (ten years after you elect the rider), if the policy value is less than the guaranteed future value, we will add an amount equal to the difference to your policy value. After the guaranteed future value date, the guaranteed minimum accumulation benefit will terminate.

Example. Assume you make a single premium payment of $100,000 and you do not make any withdrawals or additional premium payments. Assume that on the guaranteed future value date your policy value has declined to $90,000 because of negative investment performance. We will add $10,000 to your policy value.

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Please note: You do not have any protection under the guaranteed minimum accumulation benefit unless you hold the rider for ten years. If you think that you may terminate the policy or elect to start receiving annuity payments before the guaranteed future value date, you should consider whether electing the rider is in your best interests.

Guaranteed Minimum Withdrawal Benefit

If you elect the living benefits rider, we will provide a maximum annual withdrawal amount regardless of your policy value. This benefit is intended to provide a level of liquidity regardless of the performance of the variable investment options you select.

Withdrawal Guarantees. There are two withdrawal guarantees under this benefit:

•	“principal back;” and

•	“for life.”

You can take withdrawals under either guarantee or alternate between the guarantees (your ability to change the frequency or amount of your withdrawals ceases if your policy value reaches zero). Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. Please note, the amount of your gross partial withdrawal may impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount under each guarantee and such impact may be on a greater than dollar-for-dollar basis.

Withdrawals under the guaranteed minimum withdrawal benefit also:

•	reduce your policy value;
•	reduce your death benefit and other benefits;
•	may be subject to surrender charges and excess interest adjustments; and
•	may be subject to income taxes and federal tax penalties.

Maximum Annual Withdrawal Amount. Under this benefit, you can withdraw up to:

•	7% of your “principal back” total withdrawal base each rider year until your “principal back” minimum remaining withdrawal amount reaches zero; or

Example. Assume you make a single premium payment of $100,000 and that you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $7,000 each rider year for the next fourteen years and $2,000 in the next year so you would get back your full $100,000 (assuming that you do not withdraw more than $7,000 in any one rider year).

•	5% of your “for life” total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant’s 59th birthday until the annuitant’s death unless your “for life” minimum remaining withdrawal amount reaches zero because of “excess” withdrawals (see adjusted partial withdrawals, below). All withdrawals before the annuitant’s 59th birthday are excess withdrawals for purposes of the “for life” guarantee.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $5,000 each rider year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one rider year).

You can take withdrawals under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount and frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

3

Please note:

•	Withdrawals under the 5% “for life” guarantee cannot be commenced until after the annuitant’s 59th birthday.

•	Any withdrawal before the annuitant’s 59th birthday will reduce the benefits under the 5% “for life” guarantee.

•	The maximum annual withdrawal amounts described above (the 7% “principal back” and 5% “for life”) are based on rider years, not calendar or policy years (if different from rider years).

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to:

•	the total withdrawal base on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate total withdrawal bases for the “principal back” and “for life” guarantees.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate minimum remaining withdrawal amounts for the “principal back” and “for life” guarantees.

Adjusted Partial Withdrawals. Each rider year, gross partial withdrawals up to the maximum annual withdrawal amount for the “principal back” and “for life” guarantees will reduce the minimum remaining withdrawal amount on a dollar-for-dollar basis but will not reduce the total withdrawal base for the “principal back” and “for life” guarantees. Gross partial withdrawals in excess of the maximum annual withdrawal amount for the “principal back” and “for life” guarantees will reduce the total withdrawal base and minimum remaining withdrawal amount for the “principal back” and “for life” guarantees on a pro rata basis (possibly to zero). See the supplement to the SAI for examples showing the effect of hypothetical withdrawals in more detail. Excess withdrawals may eliminate the guarantees.

Please note: Gross partial withdrawals of the “principal back” maximum annual withdrawal amount will result in an excess partial withdrawal under the “for life” guarantee as will any partial withdrawal before the rider anniversary following the annuitant’s 59th birthday and will reduce the “for life” maximum annual withdrawal amount, “for life” total withdrawal base, and “for life” minimum remaining withdrawal amount and such reduction may be on a greater than dollar-for-dollar basis. The effect of a 7% “principal back” withdrawal is illustrated below.

			5% “For Life”
Date	Policy Value before the Withdrawal	Gross Withdrawal	Total Withdrawal Base (TWB)	TWB Adjustment	Minimum Remaining Withdrawal Amount (MRWA)	MRWA Adjustment	Maximum Annual Withdrawal Amount
11/01/03	$100,000	—	$100,000.00	—	$100,000.00	—	$5,000.00
10/31/05	$95,000	$7,000.00	$97,777.78	$2,222.22	$92,888.89	$7,111.11	$4,888.89

As this illustration shows, a 7% “principal back” withdrawal reduces the 5% “for life” total withdrawal base by $2,222.22, the 5% “for life” minimum remaining withdrawal amount by $7,111.11, and the 5% “for life” maximum annual withdrawal amount by $111.11.

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Living Benefits Rider Fee

A rider fee, 0.60% of the “principal back” total withdrawal base on each rider anniversary, is charged annually prior to annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment option. Generally, the rider fee is deducted regardless of your values.

We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.

Portfolio Allocation Method

If you elect the living benefits rider, the Portfolio Allocation Method (“PAM”) will automatically be in effect. PAM is designed to help manage portfolio risk and support the guarantees under the living benefits rider. Using PAM, we will monitor your policy value and may transfer amounts back and forth between the PAM Transamerica U.S. Government Securities—Service Class subaccount (which invests in the Transamerica U.S. Government Securities – Service Class portfolio of the AEGON/Transamerica Series Fund, Inc.) or certain guaranteed period options of the fixed account (each a “PAM investment option” and collectively, the “PAM investment options”) and the variable investment options you choose. You should read the underlying fund prospectus for the variable PAM investment option(s) carefully before you elect the living benefits rider. We will transfer amounts from your variable investment options to the PAM investment options to the extent we deem, at our sole discretion, necessary to support the guarantees under the rider. We will transfer amounts to the PAM investment options proportionally from all your variable investment options. Currently, PAM transfers are being made to the PAM Transamerica U.S. Government Securities – Service Class subaccount.

PAM is designed to help reduce portfolio risk associated with negative performance. Using PAM, we will transfer amounts from your variable investment options to the PAM investment options to the extent we deem, in our sole discretion, necessary to help manage portfolio risk and support the guarantees under the living benefits rider. You should not view the living benefits rider nor PAM as a “market timing” or other type of investment program designed to enhance your policy value. If you choose this rider, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment options to the PAM investment options, less of your policy value may be available to participate in any future positive investment performance of your variable investment options. This may potentially provide a lower policy value than if you did not select the living benefits rider.

We will use a mathematical model to compare your policy value and the guarantees to be provided in the future. Based upon this comparison, we may transfer some or all of your policy value to or from the PAM investment options.

You may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment options. PAM transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Transfers out of a fixed account PAM investment option are at our discretion and may be subject to an excess interest adjustment if the transfer occurs before the end of a guarantee period. Any transfer to your variable investment options will be allocated into your variable investment options in proportion to the amount of policy value in each variable investment option.

Generally, transfers to the PAM investment options first occur when the policy value drops by a cumulative amount of 3% to 5% over any period of time, although we may make transfers to the PAM investment options when the policy value drops by less than 3%. If the policy value continues to fall, more transfers to the PAM investment options will occur. When a transfer occurs, the transferred policy value is allocated to the PAM investment option(s) we deem appropriate. The policy value allocated to the PAM investment options will remain there unless the performance of your chosen investment options recovers sufficiently to enable us to transfer amounts back to your investment options while

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maintaining the guarantees under the living benefits rider. This generally occurs when the policy value increases by 5% to 10% in relation to the guarantees, although we may require a larger increase before transferring amounts back to your investment options.

Upgrades

Prior to the annuitants 86th birthday, you can upgrade the total withdrawal base and guaranteed future value to the policy value after the third rider anniversary by sending us written notice. At that time the minimum remaining withdrawal amounts will also be upgraded to the policy value and the maximum annual withdrawal amounts will be recalculated.

If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The principal back and for life withdrawal percentages will not change. The new rider effective date and guaranteed future value date will be the date the Company receives all necessary information.

Other

You cannot elect this rider if you have elected certain other optional benefits. Please contact us or your registered representative for more information.

Termination

The living benefits rider will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the living benefits rider (you may not terminate the rider before the third rider anniversary);

•	annuitization; or

•	termination of your policy.

The living benefits rider may vary for certain policies and may not be available for all policies.

6

THE ATLAS

PORTFOLIO BUILDER

VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA A

by

TRANSAMERICA LIFE INSURANCE COMPANY

Prospectus

May 1, 2005

This annuity policy has many investment choices. There is a fixed account, which offers interest at rates that are guaranteed by Transamerica Life Insurance Company (Transamerica), and various underlying fund portfolios offered by various underlying fund portfolios. You can choose any combination of the investment choices. You bear the entire investment risk for all amounts you put in the underlying fund portfolios.

This prospectus and the underlying fund portfolio prospectuses give you important information about the policy and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Atlas Portfolio Builder Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2005. Please call Atlas Securities, Inc. (Atlas) at 1-800-933-2852 or write to 794 Davis Street, San Leandro, CA 94577. You may also write Transamerica at: Transamerica Life Insurance Company, Attention: Atlas Customer Service Team, P. O. Box 3183, Cedar Rapids, Iowa, 52406-3183. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. More information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

•	NOT FDIC INSURED

•	NOT A DEPOSIT

•	NO BANK GUARANTEE

•	MAY LOSE VALUE

•	NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Atlas Insurance Trust

Managed by Atlas Advisers, Inc.

Atlas Balanced Growth Portfolio

AEGON/Transamerica Series Trust (“A/T”) – Initial Class

Portfolio Construction Manager: Morningstar Associates, LLC

Asset Allocation – Conservative Portfolio

Asset Allocation – Growth Portfolio

Asset Allocation – Moderate Portfolio

Asset Allocation – Moderate Growth Portfolio

Subadvised by Capital Guardian Trust Company

Capital Guardian Value

Subadvised by Janus Capital Management LLC

Janus Growth (A/T)

Subadvised by T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income

T. Rowe Price Growth Stock

Subadvised by Transamerica Investment Management

Transamerica Equity

Subadvised by Van Kampen Asset Management

Van Kampen Emerging Growth

AIM Variable Insurance Funds – Series I

Managed by A I M Advisors, Inc.

AIM V.I. Core Equity Fund

AIM V.I. Growth Fund

AIM V.I. Premier Equity Fund

AllianceBernstein Variable Products Series Fund, Inc. – Class B

Managed by Alliance Capital Management L.P.

AllianceBernstein Growth Portfolio

AllianceBernstein Large Cap Growth Portfolio

AllianceBernstein Global Technology Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Managed by The Dreyfus Corporation

Dreyfus Variable Investment Fund – Initial Class

Managed by The Dreyfus Corporation

Dreyfus VIF – Appreciation Portfolio (subadvised by Fayez Sarofim & Co.)

Dreyfus VIF – Developing Leaders Portfolio

Dreyfus VIF – Disciplined Stock Portfolio

Dreyfus VIF – Growth and Income Portfolio

Dreyfus VIF – Quality Bond Portfolio

Federated Insurance Series

Managed by Federated Equity Management Company of Pennsylvania

Federated Capital Income Fund II

Managed by Federated Investment Management Company

Federated High Income Bond Fund II

Federated Prime Money Fund II

Janus Aspen Series - Service Shares

Managed by Janus Capital Management LLC

Janus Aspen – Balanced Portfolio

Janus Aspen – Large Cap Growth Portfolio

Janus Aspen – International Growth Portfolio

Janus Aspen – Mid Cap Growth Portfolio

Janus Aspen – Worldwide Growth Portfolio

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GLOSSARY OF TERMS

Accumulation Unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Partial Surrender (referred to as adjusted partial withdrawal in your policy)—The adjusted partial surrender is:

•	the gross partial surrender, [gross partial surrender = requested surrender - excess interest adjustment + surrender charges on (excess partial surrender - excess interest adjustment)]; multiplied by

•	the adjustment factor, which is the current death proceeds prior to surrender divided by the current policy value prior to surrender.

Adjusted Policy Value—The policy value increased or decreased by any excess interest adjustment.

Annuitant—The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date—The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month following the month after the annuitant attains age 98. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option—A method of receiving a stream of annuity payments selected by the owner.

Cash Value—The adjusted policy value less any applicable surrender charge.

Cumulative Free Percentage—For the first policy year, the cumulative free percentage is 10% of your cumulative premium payments. For subsequent policy years, the cumulative free percentage is 10% of your cumulative premium payments plus any unused cumulative free percentage from prior years. The cumulative free percentage is determined at the time of surrender. This is only available during the accumulation phase.

Excess Interest Adjustment—A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by Transamerica since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account—One or more investment choices under the policy that are part of Transamerica’s general assets and are not in the separate account.

Guaranteed Period Options—The various guaranteed interest rate periods of the fixed account, which Transamerica may offer, into which premium payments may be paid or amounts transferred.

Owner—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.

Policy Date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value—On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	partial surrenders (including the net effect of any applicable excess interest adjustment and surrender charges on such surrenders); plus

•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus

•	any applicable premium or other taxes, transfer fees, and other charges, if any.

Separate Account—Separate Account VA A, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Subaccount—A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying fund portfolios.

You (Your)—owner of the policy.

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

THE ANNUITY POLICY

The flexible premium deferred variable annuity policy offered by Transamerica Life Insurance Company (Transamerica, we, us or our) through Atlas Securities, Inc. (Atlas) provides a way to invest on a tax-deferred basis in the following investment choices: subaccounts of the separate account, and the fixed account of Transamerica. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy offers various subaccounts that are listed in Section 3. Each subaccount invests exclusively in shares of one of the portfolios of the underlying fund portfolios. The policy value may depend on the investment performance of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that Transamerica guarantees.

The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferral feature is most attractive to people in high federal and state tax brackets and is of no value when the policy is purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing the money that you put in.

There are various fees and charges associated with the policy. You should consider whether the features and benefits of the policy, such as the opportunity for lifetime income payments, a guaranteed death benefit, the Beneficiary Earnings Enhancement, the Beneficiary Earnings Enhancement – Extra II, and the guaranteed level of certain charges, make this policy appropriate for your needs.

PURCHASE

You can buy a nonqualified policy with a premium payment of $5,000 or more and a qualified policy with $2,000 or more, under most circumstances. You can add as little as $500 at any time during the accumulation phase.

INVESTMENT CHOICES

You can allocate your premium payments to one or more of the following investment choices described in the attached underlying fund portfolio prospectuses:

Managed by Atlas Advisers, Inc.

Atlas Balanced Growth Portfolio

Porfolio Construction Manager: Morningstar Associates, LLC(1)

Asset Allocation – Conservative Portfolio – Initial Class

Asset Allocation – Growth Portfolio – Initial Class

Asset Allocation – Moderate Portfolio – Initial Class

Asset Allocation – Moderate Growth Portfolio – Initial Class

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Subadvised by Capital Guardian Trust Company

Capital Guardian Value – Initial Class

Subadvised by Janus Capital Management LLC

Janus Growth (A/T) – Initial Class

Subadvised by T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income – Initial Class

T. Rowe Price Growth Stock – Initial Class

Subadvised by Transamerica Investment Management, LLC

Transamerica Equity

Subadvised by Van Kampen Asset Management

Van Kampen Emerging Growth – Initial Class

Managed by A I M Advisors, Inc.

AIM V.I. Core Equity Fund – Series I

AIM V.I. Growth Fund – Series I

AIM V.I. Premier Equity Fund – Series I

Managed by Alliance Capital Management L.P.

AllianceBernstein Growth Portfolio – Class B

AllianceBernstein Large Cap Growth Portfolio – Class B(2)

AllianceBernstein Global Technology Portfolio – Class B(3)

Managed by The Dreyfus Corporation

The	Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class
Dreyfus	VIF – Appreciation Portfolio – Initial Class (subadvised by Fayez Sarofim & Co.)

Dreyfus VIF – Developing Leaders Portfolio – Initial Class

Dreyfus VIF – Disciplined Stock Portfolio – Initial Class

Dreyfus VIF – Growth and Income Portfolio – Initial Class

Dreyfus VIF – Quality Bond Portfolio – Initial Class

Managed by Federated Equity Management Company of Pennsylvania

Federated Capital Income Fund II

Managed by Federated Investment Management Company

Federated High Income Bond Fund II

Federated Prime Money Fund II

Managed by Janus Capital Management LLC

Janus Aspen – Balanced Portfolio – Service Shares

Janus Aspen – Large Cap Growth Portfolio – Service Shares(4)

Janus Aspen – International Growth Portfolio – Service Shares

Janus Aspen – Mid Cap Growth Portfolio – Service Shares

Janus Aspen – Worldwide Growth Portfolio – Service Shares

(1)	Formerly subadvised by AEGON/Transamerica Fund Advisers, Inc.
(2)	Formerly known as AllianceBernstein Premier Growth Portfolio.
(3)	Formerly known as Alliance Bernstein Technology Portfolio
(4)	Formerly known as Janus Aspen - Growth Portfolio.

You can make or lose money in any of the underlying fund portfolios.

You may also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.

EXPENSES

Note: The following section on expenses and the Annuity Policy Fee Table and expense examples only apply to policies issued after the date of this prospectus. See Appendix C for older policies.

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No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

Transamerica may apply a surrender charge of up to 7% of premium payments withdrawn within five years after the policy date. After the fifth policy year, no surrender charges apply. To calculate surrender charges, we consider the premium you paid to come out before any earnings. Additional premium payments do not extend the surrender charge period.

Full surrenders and partial surrenders from the guaranteed period options of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account.

If you elect the Initial Payment Guarantee when you annuitize, there is a fee currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts.

If you elect the Beneficiary Earnings Enhancement (“BEE”), there is an annual fee during the accumulation phase of 0.25% of the policy value.

If you elect the Beneficiary Earnings Enhancement – Extra II (“BEE-Extra II”), there is an annual fee equal to 0.55% of the policy value.

We deduct daily mortality and expense risk fees and administrative charges of 1.40% per year from the assets in each subaccount for the Return of Premium Death Benefit. An additional 0.20% fee will be charged if you elect the Annual Step-Up Death Benefit.

Upon total surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable, which currently range from 0% to 3.50%.

The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

FAMILY PROTECTION FEATURE

If the sole owner and annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If an owner is not the annuitant, no death benefit is paid if the owner dies.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants, and beneficiaries, and consult your agent if you have questions.

The death benefit is the greatest of:

•	policy value;

•	cash value; or

•	the guaranteed minimum death benefit.

When you purchase the policy, you generally may choose one of the following guaranteed minimum death benefits:

•	Return of Premium; or

•	Annual Step-Up.

Charges are lower for the Return of Premium Death Benefit.

After the policy is issued, the guaranteed minimum death benefit cannot be changed.

ACCESS TO YOUR MONEY

You can take out $250 or more anytime during the accumulation phase (except under certain qualified policies). You may take out up to the cumulative free percentage free of surrender charges. Surrenders in excess of the cumulative free percentage may be subject to a surrender charge and excess interest

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adjustment. You may also have to pay income tax and a tax penalty on any money you take out. Access to amounts held in qualified plans may be restricted or limited.

Surrenders are not generally permitted during the income phase unless you elect the Life with Emergency CashSM annuity payment option.

ANNUITY PAYMENTS

(THE INCOME PHASE)

The policy allows you to receive an income under one of several annuity payment options. You can choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available as an optional rider and it guarantees a minimum amount for each payment.

TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. If you are younger than 59½ when you take money out, you may incur a 10% federal penalty tax on the taxable earnings. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income.

ADDITIONAL FEATURES

This policy has additional features that might interest you. These include the following:

•	Systematic Payout Option. You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•	Nursing Care and Terminal Condition Withdrawal Option. Under certain medically related circumstances, we will allow you to surrender or partially withdraw your money without a surrender charge and excess interest adjustment.

•	Telephone Transactions. You may make transfers and/or change the allocation of additional premium payments by telephone. We may restrict or eliminate this feature.

•	Dollar Cost Averaging. You can arrange to have a certain amount of money automatically transferred, either monthly or quarterly, into your choice of subaccounts.

•	Asset Rebalancing. We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts.

•	Initial Payment Guarantee. You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial payment. There is an extra charge for this rider.

•	Beneficiary Earnings Enhancement and Beneficiary Earnings Enhancement-Extra II. You can elect one of two optional riders that might pay an additional amount on top of the policy death benefit, in certain circumstances. These features are called the “Beneficiary Earnings Enhancement” and the “Beneficiary Earnings Enhancement – Extra II”. There is an extra charge for these riders.

These features may not be available for all policies, may vary for certain policies, and may not be suitable for your particular situation.

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OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally at least 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid and accumulated gains or losses in the separate account. Please note, we will not credit interest on amounts allocated to the fixed account if you return your policy for a refund during the right to cancel period. We will pay the refund within 7 days after we receive at our administrative and service office written notice of cancellation and the returned policy within the applicable period. The policy will then be deemed void.

No Probate. Usually the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Old Policies. This prospectus generally describes policies issued after the date of this prospectus. See Appendix C for information on how older policies have different features and requirements, and sometimes different fees and deductions.

State Variations. Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that may be applicable to your state.

Financial Statements. Financial statements for Transamerica and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation before January 1, 2005) is in Appendix A to this prospectus.

INQUIRIES

If you need more information, please contact us at:

Atlas Securities, Inc.

794 Davis Street

San Leandro, CA 94577

Transamerica Life Insurance Company

Administrative and Service Office

Financial Markets Group

Attention: Atlas Customer Service Team

P.O. Box 3183

Cedar Rapids, IA 52406-3183

Overnight Address:

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

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ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES(1)

The following tables describe the fees and expense that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. State premium taxes may also be deducted, and excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account.

Policy Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(2)	7%
Transfer Fee(3)	$0 - $10

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Annual Service Charge	None
Separate Account Annual Expenses (as a percentage of average account value):
Base Separate Account Expenses:
Mortality and Expense Risk Fee(4)	1.25%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.40%
Optional Separate Account Expenses:
Annual Step-Up Death Benefit(5)	0.20%
Total Separate Account Expenses with Highest Optional Separate Account Expenses	1.60%
Annual Optional Rider Fees:
Beneficiary Earnings Enhancement Fee(6)	0.25%
Beneficiary Earnings Enhancement – Extra II Fee(7)	0.55%

The next items shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2004 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in the future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses(8):	Minimum	Maximum
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.74%	1.68%

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the portfolios, and the highest combination of separate account expenses and optional rider fees (inclucing any riders offered by supplement). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example(9)	1 Year	3 Years	5 Years	10 Years
If the policy is surrendered at the end of the applicable time period.	$1135	$1946	$2768	$5289
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy.	$506	$1532	$2579	$5289

For information concerning compensation paid for the sale of the Policies, see “Distributor of the Policies.”

(1)	During the income phase the fees may be different than those described in the Fee Table. See Section 5, Expenses.

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(2)	The surrender charge and transfer fee, if any are imposed, apply to each policy, regardless of how policy value is allocated among the separate account and the fixed account. The surrender charge decreases based on the number of years since the policy date. If applicable, a surrender charge will only be applied to surrenders that exceed the amount available under certain listed exceptions.

If you select the Life with Emergency CashSM annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See Section 5, Expenses.

(3)	The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the separate account and the fixed account. There is no fee for the first 12 transfers per policy year. For additional transfers, Transamerica may charge a fee of $10 per transfer.
(4)	The mortality and expense risk fee shown (1.25%) is for the “Return of Premium Death Benefit”.
(5)	The fee for the Annual Step-Up Death Benefit (0.20%) is in addition to the mortality and expense risk fee for a total mortality and expense risk fee of 1.45%.
(6)	The annual Beneficiary Earnings Enhancement fee is 0.25% of the policy value and is deducted only during the accumulation phase.
(7)	The annual Beneficiary Earnings Enhancement – Extra II fee is 0.55% of the policy value and is deducted only during the accumulation phase.
(8)	The fee table information of the underlying fund portfolios was provided to Transamerica by the underlying fund portfolios, and Transamerica has not and cannot independently verify the accuracy and completeness of such information. Actual future expenses of the funds may be greater or less than those shown in the Table. The expenses are for the fiscal year ended December 31, 2004, unless otherwise stated.
(9)	The Example does not reflect premium tax charges or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

Please remember the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

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1. THE ANNUITY POLICY

This prospectus describes the Atlas Portfolio Builder Variable Annuity policy offered by Transamerica Life Insurance Company through Atlas Securities, Inc. This prospectus generally describes policies issued on or after the date of this prospectus. Policies issued before that date may have different features (such as different death benefits or annuity payment options) and different charges. These differences are noted in Appendix C.

An annuity is a contract between you, the owner, and an insurance company (in this case Transamerica), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the annuity commencement date, your annuity switches to the income phase.

The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.

The policy is a “flexible premium” policy because after you purchase it, you can generally make additional investments of any amount of $500 or more, until the annuity commencement date. However, you are not required to make any additional investments.

The policy is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the variable annuity portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the variable portion. The amount of annuity payments you receive during the income phase from the variable annuity portion of your policy also depends upon the investment performance of your investment choices during the income phase. However, if you annuitize under the Initial Payment Guarantee, then Transamerica will guarantee a minimum amount of your annuity payments. There is an extra charge for this rider.

The policy also contains a fixed account. The fixed account offers interest at rates that Transamerica guarantees will not decrease during the guaranteed period. There may be different interest rates for each different guaranteed period that you select.

2. PURCHASE

Policy Issue Requirements

Transamerica will not issue a policy unless:

•	Transamerica receives at our administrative service office all information needed to issue the policy;

•	Transamerica receives at our administrative service office a minimum initial premium payment; and

•	owner and annuitant are age 85 or younger, however, Transamerica reserves the right to issue policies up to age 90 (may be lower for qualified policies).

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to Transamerica Life Insurance Company. Your check must be honored in order for Transamerica to pay any associated payments and benefits due under the policy.

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Initial Premium Requirements

The initial premium payment must be at least:

•	$5,000 for nonqualified policies; and

•	$2,000 for qualified policies.

Cumulative premium payments above $1,000,000 for issue ages 0 - 80 require prior approval by Transamerica. For issue ages over 80, cumulative premium payments above $500,000 require prior approval by Transamerica.

We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you let us keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining that the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.

Additional Premium Payments

Additional premium payments must be at least $500. You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant during the accumulation phase. We will credit additional premium payments to your policy as of the business day Transamerica receives your premium and required information at our administrative and service office. Additional premium payments must be received by Transamerica before the New York Stock Exchange closes to get same-day pricing of the additional premium payment.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

You may change allocations for future additional premium payments by sending written instructions to our administrative and service office or by telephone, subject to the limitations described below under “Telephone Transactions.” The allocation change will apply to premium payments received after the date we receive the change request.

You could lose the amount you allocate to the variable subaccounts.

Transamerica reserves the right to restrict or refuse any premium payment.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. Holidays are generally not business days.

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3. INVESTMENT CHOICES

The Separate Account

The following variable subaccounts are available under the policy for new investors. The subaccounts invest in shares of the underlying fund portfolios. The companies that provide investment management, investment advisory and administrative services for the underlying fund portfolios offered through this policy are listed below. The following investment choices are currently offered through this policy:

Atlas Advisers, Inc.

Atlas Balanced Growth Portfolio

Portfolio Construction Manager: Morningstar Associates, LLC(1)

Asset Allocation – Conservative Portfolio – Initial Class

Asset Allocation – Growth Portfolio – Initial Class

Asset Allocation – Moderate Portfolio – Initial Class

Asset Allocation – Moderate Growth Portfolio – Initial Class

Capital Guardian Trust Company

Capital Guardian Value – Initial Class

Janus Capital Management LLC

Janus Growth (A/T) – Initial Class

T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income – Initial Class

T. Rowe Price Growth Stock – Initial Class

Transamerica Investment Management, LLC

Transamerica Equity

Van Kampen Asset Management

Van Kampen Emerging Growth – Initial Class

A I M Advisors, Inc.

AIM V.I. Core Equity Fund – Series I

AIM V.I. Growth Fund – Series I

AIM V.I. Premier Equity Fund – Series I

Alliance Capital Management L.P.

AllianceBernstein Growth Portfolio – Class B

AllianceBernstein Large Cap Growth Portfolio – Class B(2)

AllianceBernstein Global Technology Portfolio – Class B(3)

The Dreyfus Corporation

The	Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Dreyfus VIF – Appreciation Portfolio – Initial Class

Dreyfus VIF – Developing Leaders Portfolio – Initial Class

Dreyfus VIF – Disciplined Stock Portfolio – Initial Class

Dreyfus VIF – Growth and Income Portfolio – Initial Class

Dreyfus VIF – Quality Bond Portfolio – Initial Class

Federated Equity Management Company of Pennsylvania

Federated Capital Income Fund II

Federated Investment Management Company

Federated High Income Bond Fund II

Federated Prime Money Fund II

Janus Capital Management LLC

Janus Aspen – Balanced Portfolio – Service Shares

Janus Aspen – Large Cap Growth Portfolio – Service Shares(4)

Janus Aspen – International Growth Portfolio – Service Shares

Janus Aspen – Mid Cap Growth Portfolio – Service Shares

Janus Aspen – Worldwide Growth Portfolio – Service Shares

(1)	Formerly subadvised by AEGON/Transamerica Fund Advisers, Inc.
(2)	Formerly known as AllianceBernstein Premier Growth Portfolio.
(3)	Formerly known as Alliance Bernstein Technology Portfolio
(4)	Formerly known as Janus-Aspen Growth Portfolio.

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The following subaccount is only available to owners that held an investment in this subaccount on September 1, 2000. However, if an owner withdraws all of his or her money from this subaccount after September 1, 2000, that owner may not reinvest in this subaccount.

Templeton Investment Counsel, LLC and Great Companies, L.L.C.

Templeton Great Companies Global – Initial Class

The following subaccount is only available to owners who held an investment in this subaccount on July 1, 2002. However, if any such owner surrenders all of his or her money from this subaccount after July 1, 2002, that owner may not reinvest in this subaccount.

Transamerica Investment Management, LLC

Transamerica Small/Mid Cap Value – Initial Class

The general public may not purchase these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the underlying fund portfolio’s fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for each of the underlying fund portfolios carefully before you invest.

Selection of Underlying Portfolios

The underlying fund portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the underlying fund portfolio or its service providers, or whether affiliates of the underlying fund portfolio can provide marketing and distribution support for sales of the policies. (See “Revenue We Receive”.) We have included the ATST underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Fund Advisers.

We have developed this variable annuity product in cooperation with Atlas Securities, Inc., and have included certain underlying fund portfolios based on their recommendations, whose selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that is available to you, including each underlying fund portfolio’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

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You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion or substitution of investments.

We also reserve the right to limit the number of subaccounts you are invested in at any one time.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of Transamerica’s general account. Interests in the general account are not registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will never be less than the guaranteed minimum effective annual interest rate shown on your policy specification page (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of a guaranteed period option, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of a guaranteed period). This adjustment will also be to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with Transamerica’s other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of annuity payments you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

We reserve the right to refuse any premium payment to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any subaccount as often as you wish, within certain limitations as described below.

Transfers from the guaranteed period options of the fixed account are allowed only under the following circumstances:

•	Transfers at the end of a guaranteed period option. No excess interest adjustment will apply to these transfers.

•	Transfers of amounts equal to interest credited to the guaranteed period options of the fixed account on a monthly, quarterly, semi-annual or

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annual basis. No excess interest adjustment will apply to these transfers. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

Each transfer from a subaccount must be at least $500, or the entire subaccount value. Transfers out of the fixed account of amounts equal to interest credited to the guaranteed period options of the fixed account must be at least $50. If less than $500 remains, then we reserve the right to include that amount in the transfer. Transfers must be received by Transamerica while the New York Stock Exchange is open to get same-day pricing of the transaction.

During the income phase of your policy, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account in this phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers made by telephone are subject to the limitations described under “Telephone Transactions.”

We reserve the right to prohibit transfers to the fixed account.

The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 transfers per year may apply.

Disruptive Trading and Market Timing

Statement of Policy. This variable insurance product was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

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Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer

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restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term transfers. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Omnibus Order. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect

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other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4. PERFORMANCE

Transamerica and Atlas periodically advertise performance of the underlying fund portfolios. Performance figures might not reflect charges for options or riders. We may disclose at least four different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes or surrender charges. The deduction of any applicable premium taxes or surrender charges would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges.

Third, in addition, for certain underlying fund portfolios, performance may be shown for the period commencing from the inception date of the underlying fund portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the separate account.

We also may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

All types of performance data may not reflect all of the fees and charges that may be deducted (such as fees for optional benefits) and performance figures would be lower if these charges were included.

Appendix B to this prospectus contains past performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Past performance is no indication of future performance; future performance will vary and future results will not be the same as the results shown.

5. EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can withdraw part or all of the cash value (restrictions may apply to qualified policies). Cash value is the policy value increased or decreased by any excess interest adjustment, if applicable, and decreased by any applicable surrender charge. We may deduct a surrender charge to compensate us for expenses relating to policy sales, including commissions to registered representatives and other promotional expenses.

You can surrender up to the cumulative free percentage free of surrender charges. You might have to pay a surrender charge, which is a contingent deferred sales charge, on surrenders in excess of the cumulative free percentage.

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The following schedule shows the surrender charges that apply during the first five policy years:

Policy Year	Surrender Charge (as a percentage of premium withdrawn)
1	7%
2	7%
3	6%
4	5%
5	4%
more than 5	0%

Surrender charges are based only on policy years. No surrender charge will be applied after the fifth policy year. For example, an additional premium payment in policy year four would only be subject to a 5% surrender charge for one year and a 4% surrender charge for a second year.

The application of the cumulative free percentage is shown in the following example. Assume your premium payments total $100,000 at the beginning of policy year 2 and you withdraw $30,000. Since that amount is more than your cumulative free percentage of 20% that is available at that time, you would pay a surrender charge of $700 on the remaining $10,000 [7% of ($30,000 – $20,000)].

Likewise, assume your policy value is $80,000 (premium payments $100,000) at the beginning of policy year 2 and you surrender your policy. You would pay a surrender charge of $5,600 [7% of ($100,000 – ($100,000 x 20%))].

You generally can choose to receive the full amount of a requested partial surrender by directing us to deduct any surrender charge and any applicable excess interest adjustment from your remaining policy value. You receive your cash value upon full surrender.

For surrender charge purposes, premium payments are deemed to be withdrawn before earnings. After all premium payments are withdrawn, the remaining adjusted policy value may be withdrawn free from any surrender charges.

Surrender charges are waived if you withdraw money under the Nursing Care and Terminal Condition Withdrawal Option.

Surrenders may be taxable and, if made before age 59½, may be subject to a 10% federal tax penalty. For tax purposes, surrenders from nonqualified policies are considered to come from earnings first.

Life with Emergency CashSM Surrender Charge. If you select the Life with Emergency CashSM annuity payment option, then you can surrender your policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity commencement date. The following schedule shows the current surrender charge:

Number of Years Since Annuity Commencement Date	Surrender Charge (as a percentage of premium withdrawn)
0 – 1	4%
1 – 2	3%
2 – 3	2%
3 – 4	1%
more than 4	0%

Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the annuity commencement date and not from the premium payment date;

•	this surrender charge is a percentage of the adjusted policy value applied to the Life with Emergency CashSM annuity payment option, and not a percentage of premium; and

•	under this payment option, there is no cumulative free percentage.

Excess Interest Adjustment

Surrenders and transfers of cash value from the guaranteed period options of the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum. This adjustment may also be made to amounts applied to an annuity payment option.

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Mortality and Expense Risk Fee

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefit, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. This fee is assessed daily based on the net asset value of each subaccount.

During the accumulation phase: for the Return of Premium Death Benefit, the daily mortality and expense risk fee is at an annual rate of 1.25%; and for the Annual Setp-Up Death Benefit, the daily mortality and expense risk fee is 0.20% higher at an annual rate of 1.45%. During the income phase, the daily mortality and expense risk fee for either of these death benefits is at an annual rate of 1.10%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use our profit or surplus for any proper purpose, including distribution expenses.

Administrative Charges

We deduct an administrative charge to cover the costs of administering the policies. This daily charge is equal to an annual rate of 0.15% per year of the daily net asset value of the separate account during the accumulation phase and the income phase.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

•	you begin receiving annuity payments;

•	you surrender the policy; or

•	the annuitant dies and a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Transfer Fee

Currently there is no charge for transfers. However, if you make more than 12 transfers per year before the annuity commencement date, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing and Dollar Cost Averaging transfers do not count as one of your 12 free transfers per year. All transfer requests made at the same time are treated as a single request.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, there is a daily rider fee currently at an annual rate of 1.25% of the daily net asset value. The rider fee may be higher or lower at the time you annuitize and elect the rider.

Beneficiary Earnings Enhancement

If you elect the Beneficiary Earnings Enhancement, there is an annual rider fee during the accumulation phase of 0.25% of the policy value. The rider fee will be deducted on each rider anniversary and upon termination of the rider (once we have received all necessary regulatory approvals) during the accumulation phase. The rider fee is deducted pro rata from each investment choice.

Beneficiary Earnings Enhancement – Extra II

If you elect the Beneficiary Earnings Enhancement – Extra II, there is an annual fee equal to 0.55% of the policy value. The rider fee will be deducted on each rider anniversary and upon termination of the rider (once we have received all necessary regulatory approvals) during the accumulation phase.

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Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolio. The minimum and maximum fund expenses for the previous calendar year are found in the “Annuity Policy Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•	Rule 12b-1 Fees. We and our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the policies, receive some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by AFSG that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

•	Administrative, Marketing and Support Service Fees (“Support Fees”). We and our affiliates, including AFSG, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the underlying fund portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica and AFSG

Fund	Maximum Fee % of assets(1)
Atlas Insurance Trust	0.25%
AEGON/Transamerica Series Trust	0.00	%(2)
AIM Variable Insurance Fund	0.25%
AllianceBernstein Variable Products Series Fund, Inc.	0.45%
Federated Insurance Series	0.50%
Janus Aspen	0.25%

(1)	Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.
(2)	Since ATST is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the ATST portfolios, in terms of our and our affiliates overall profitability. These additional benefits may be significant.

•

Other Payments. Transamerica Capital, Inc. (“TCI”), the wholesale distributor for the policies, also directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to

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variable insurance products or mutual funds that are issued by us and our affiliates. These amounts are paid out of the advisers’ or sub-advisers’ own resources and not out of underlying fund portfolio assets. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.

For the calendar year ended December 31, 2004, TCI received revenue sharing payments ranging from $1,000 to $30,000 (for a total of $316,000) from the following Fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price, Transamerica Investment Management, Van Kampen Investments, and Janus Capital Management.

Proceeds from certain of these payments by the Funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the policies.

For further details about the compensation payments we make in connection with the sale of the policies, see “Distributor of the Policies” in this prospectus.

6. FAMILY PROTECTION FEATURE

If the annuitant dies during the accumulation phase, a death benefit will be paid to the surviving owner(s). If there is no surviving owner, the death benefit will be paid to the beneficiary(ies). The person receiving the death benefit may choose an annuity payment option, or may choose to receive a lump sum.

When We Pay A Death Benefit

We will pay a death benefit IF:

•	you are the annuitant; and

•	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit. All current surrender charges will be waived.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you are not the annuitant; and

•	you die prior to the annuity commencement date.

Upon the death of any owner, who is not the annuitant, the new owner (unless the deceased owner’s spouse) will generally be required to surrender the policy for the adjusted policy value within five years. The deceased owner’s spouse can continue the policy tax deferred. These requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option previously selected.

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IF:

•	you are not the annuitant; and

•	you die on or after the annuity commencement date; and

•	any certain or guaranteed amount has not been paid.

THEN:

•	the remaining amount will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	Annuity payments are being made under the Life with Emergency CashSM; and

•	The annuitant dies before age 101 (or earlier, if a qualified policy).

THEN:

•	A Life with Emergency CashSM death benefit will be paid.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option you chose when you bought the policy. The death benefit will generally be the greatest of:

•	policy value on the date we receive the required information at our administrative and service office; or

•	cash value on the date we receive the required information at our administrative and service office (this could be more than the policy value if there is a positive excess interest adjustment that exceeds the surrender charge); or

•	guaranteed minimum death benefit, if any, (discussed below), plus premium payments, less gross partial surrenders from the date of death to the date the death benefit is paid.

Death benefit payments may be subject to certain federal income tax requirements that are summarized in the SAI.

Guaranteed Minimum Death Benefit

NOTE: The following generally applies, depending on the state of issue, to policies issued after the date of this prospectus. For other policies, see Appendix C.

At the time you purchase your policy, you generally may choose one of the guaranteed minimum death benefit options listed below (age limitations may apply).

After the policy is issued, you cannot make an election and the death benefit cannot be changed.

A. Return of Premium Death Benefit

The Return of Premium Death Benefit is:

•	total premium payments; less

•	any adjusted partial surrenders as of the date of death.

The Return of Premium Death Benefit will be in effect if you do not choose one of the other options when you purchase your policy. The charges are lower for this option.

B. Annual Step-Up Death Benefit

On each policy anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:

•	the largest policy value on the policy date or on any policy anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus

•	any premium payments since that date; minus

•	any adjusted partial surrenders since that date.

The Annual Step-Up Death Benefit is not available if the annuitant is 76 or older on the policy date. There is an extra charge for this death benefit (an extra 0.20% annually).

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The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies.

Adjusted Partial Surrender

When a partial surrender is requested, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial surrender. The adjusted partial surrender will be more than the dollar amount of your surrender request, if the guaranteed minimum death benefit exceeds the policy value at the time of surrender. It is possible that the death benefit paid after you have made a partial surrender could be less than the total premium payments. We have included a detailed explanation of this adjustment in the SAI.

7. ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in two ways:

•	by making a surrender (either a complete or partial surrender); or

•	by taking systematic payouts.

Surrenders

If you want to make a full surrender, you will receive:

•	the value of your policy; plus or minus

•	any excess interest adjustment; minus

•	any applicable surrender charges, premium taxes, and rider or option fees.

If you want to take a partial surrender, in most cases it must be for at least $250. You must tell us how you want the surrender to be allocated among the various investment choices.

You may take out up to the cumulative free percentage free of surrender charges each year. Remember that any surrender you take out will reduce the policy value and the amount of the death benefit.

Any amount surrendered without a surrender charge being imposed (e.g., nursing home and terminal condition withdrawal, required minimum distributions) will reduce the cumulative free percentage available.

Surrenders may be subject to a surrender charge. Surrenders from the guaranteed period options of the fixed account may also be subject to an excess interest adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders you make.

Surrenders from qualified policies may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either complete or partial, unless you elect a Life with Emergency CashSM payment option.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date Transamerica receives all required information at our Administrative and Service Office. Transamerica may defer such payment from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted; or

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

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Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium check has cleared your bank.

Excess Interest Adjustment

Money that you transfer out of or surrender from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a transfer or surrender (either full or partial), if interest rates set by Transamerica have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender or transfer. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender or transfer.

Generally, any amount withdrawn from a guaranteed period option during a policy year in excess of cumulative interest credited is subject to an excess interest adjustment.

There will be no excess interest adjustment on any of the following:

•	nursing care and terminal condition withdrawal option surrenders;

•	surrenders of cumulative interest credited;

•	surrenders to satisfy any minimum distribution requirements; and

•	Systematic Payout Option payments, which do not exceed the cumulative interest credited at the time of payment.

Please note that in these circumstances, you will not receive a higher cash value if interest rates have fallen, nor will you receive a lower cash value if interest rates have risen.

The excess interest adjustment may be made on amounts applied to an annuity payment option.

The excess interest adjustment may vary for certain policies and may not be applicable for all policies.

8. ANNUITY PAYMENTS

(THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us written notice 30 days before the current annuity commencement date. The new annuity commencement date must be at least 30 days after we receive notice of the change. The latest annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 98. The earliest annuity commencement date is 30 days after you purchase your policy.

Election of Annuity Payment Option. Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the beneficiary may elect to receive the death benefit in a lump sum or under one of the annuity payment options.

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary will receive any remaining guaranteed payments.

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Annuity Payment Options

The policy provides several annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your adjusted policy value as the annuitized amount to provide these annuity payments. The adjusted policy value is the policy value increased or decreased by any applicable excess interest adjustment. If the adjusted policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

A charge for premium taxes and an excess interest adjustment, if applicable, may be made when annuity payments begin.

The annuity payment options are explained below. Options 1 and 2 are fixed only. Options 3 and 4 can be fixed or variable.

Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period. No funds will remain at the end.

Payment Option 2—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

Payment Option 3—Life Income. You may choose between:

•	No Period Certain (fixed or variable)—Payments will be made only during the annuitant’s lifetime.

•	10 Years Certain (fixed or variable)—Payments will be made for the longer of the annuitant’s lifetime or ten years.

•	Guaranteed Return of Policy Proceeds (fixed only)—Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the amount applied to this option.

•	Life with Emergency CashSM (fixed or variable)—Payments will be made during the joint lifetimes of the annuitant and joint annuitant. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax adviser before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the annuitant reaches the IRS age limitation.

Payment Option 4—Joint and Survivor Annuity. You may choose between:

•	No Period Certain (fixed or variable) - Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

•	Life with Emergency CashSM (fixed or variable)—Payments will be made during the joint lifetimes of the annuitant and joint annuitant. With the Life with Emergency

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CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax adviser before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

Unless you choose to receive variable payments under annuity payment options 3 or 4, the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments under payment options 3 and 4.

The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) that you select. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual net investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Initial Payment Guarantee.

Other annuity payment options may be arranged by agreement with Transamerica. Certain annuity payment options may not be available in all states.

If your policy is a qualified policy, payment options 1 and 2 may not satisfy minimum required distributions rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and

•	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment(s).

THEN:

•	we may make only one (two, three, etc.) annuity payment(s).

IF:

•	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period.

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

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However, IF:

•	you choose Life with Emergency CashSM; and

•	the annuitant dies before age 100.

THEN:

•	the Life with Emergency CashSM death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping Transamerica informed of their current address.

9. TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes and tax deferral will not apply.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy—qualified or nonqualified.

You will generally not be taxed on increases in the value of your policy until a distribution occurs (either as a surrender or as annuity payments).

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following:

•	Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the policy. A Roth IRA also allows individuals to make contributions to the policy, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•	Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the policy on a pre-tax basis.

•	Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the policy on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the policy.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. The policy may contain death benefit

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features that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because the death benefit may exceed this limitation, anyone using the policy in connection with such plans should consult their tax adviser. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Surrenders—Qualified Policies

The information herein describing the taxation of nonqualified policies does not apply to qualified policies.

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the policy during any year;

•	the time when amounts can be paid from the policy; and

•	the amount of any death benefit that may be allowed.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy. We have provided more information in the SAI.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor.

You should consult your legal counsel or tax adviser if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Surrenders—403(b) Policies

The Internal Revenue Code limits surrenders from certain 403(b) policies. Surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only surrender the premium payments and not any earnings.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies.

Surrenders—Nonqualified Policies

If you take a surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified policy before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from earnings and then from your premium payments. When you make a surrender you are taxed on the amount of the surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior surrender portions thereof that were not taxable). Loans, pledges, and assignments are taxed in the same manner as surrenders. Pledges and assignments are taxed in the same manner as surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

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The Internal Revenue Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty tax. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•	Fixed payments—by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•	Variable payments—by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

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Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the policy to attempt to maintain favorable tax treatment.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax.

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legal developments and their effect on the policy.

We have the right to modify the policy to meet the regulations of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

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Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with the certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

10. ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular payments from your policy by using the Systematic Payout Option. Under this option, you can receive up to 10% (annually) of your cumulative premium payments.

This amount may be taken free of surrender charges. Any payment in excess of the cumulative interest credited at the time of the payment may be subject to an excess interest adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually and will not begin until one payment period from the date we receive your instructions. Each payment must be at least $50. Monthly and quarterly payments must be made by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Payout Option is in effect, the Systematic Payout Option will terminate.

Systematic payments may have tax consequences.

There is no charge for this benefit.

Income Benefit Programs

The Family Income Protector and Managed Annuity Programs are no longer available for new sales, but if you have previously elected one of these benefits you can still upgrade. If you upgrade your minimum annuitization value or minimum income base, you will generally receive the Managed Annuity Program II.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your policy. You cannot delete this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the rider, the guaranteed percentage will not change during the life of the rider. Contact us for the current guaranteed percentage.

Rider Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values.

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The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. You pay whatever the fee is when you annuitize.

Other. The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain policies and may not be available for all policies.

Beneficiary Earnings Enhancement

The optional Beneficiary Earnings Enhancement pays an additional death benefit amount (based on earnings since the rider was issued) when a death benefit is payable under your policy, in certain circumstances. The Beneficiary Earnings Enhancement is only available for issue ages through age 80.

Beneficiary Earnings Enhancement Amount. The Beneficiary Earnings Enhancement is only payable if you elected the rider prior to the death triggering the payment of the policy death benefit and a death benefit is payable under the policy. The Beneficiary Earnings Enhancement is equal to:

•	the Beneficiary Earnings Enhancement factor (see below) multiplied by

•	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

•	the policy value on the date the death benefit is determined; minus

•	policy value on the rider date; minus

•	premium payments after the rider date; plus

•	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the Beneficiary Earnings Enhancement if there are no rider earnings on the date the death benefit is calculated.

If you purchase your policy as part of a 1035 exchange or add the Beneficiary Earnings Enhancement after you purchase the policy, rider earnings do not include any gains before the 1035 exchange or the date the Beneficiary Earnings Enhancement is added to your policy.

The Beneficiary Earnings Enhancement factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable under the policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the policy and the Beneficiary Earnings Enhancement will be considered.

Please see the SAI for an example which illustrates the Beneficiary Earnings Enhancement payable, as well as the effect of a partial surrender on the Beneficiary Earnings Enhancement.

Spousal Continuation. If a spouse, as the new owner of the policy, elects to continue the policy instead of receiving the death benefit and Beneficiary Earnings Enhancement, the spouse will receive a one-time policy value increase equal to the Beneficiary Earnings Enhancement. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80.

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Rider Fee. A rider fee, currently 0.25% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the Beneficiary Earnings Enhancement would not pay any benefits because there are no rider earnings.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our administrative and service office in writing,

•	the policy is annuitized or surrendered, or

•	the Beneficiary Earnings Enhancement is paid or added to the policy value under a spousal continuation.

Once terminated, the Beneficiary Earnings Enhancement may be re-elected; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and of IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

The Beneficiary Earnings Enhancement may vary for certain policies and may not be available for all policies.

Beneficiary Earnings Enhancement – Extra II

The optional Beneficiary Earnings Enhancement - Extra II pays an additional death benefit amount when a death benefit is payable under your policy, in certain circumstances. The Beneficiary Earnings Enhancement - Extra II is only available for issue ages through age 75.

Beneficiary Earnings Enhancement – Extra II Benefit Amount. An additional benefit is only payable if a death benefit is paid on the base policy to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

•	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.

•	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the policy value less any premiums added after the rider date.

The rider benefit percentage may vary but currently is equal to 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the Beneficiary Earnings Enhancement - Extra II if the policy value on the date the death benefit is paid is less than the premium payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the policy and the additional benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse, as the new owner of the policy, elects to continue the policy instead of receiving the death benefit and Beneficiary Earnings Enhancement – Extra II, the spouse will receive a one-time policy value increase equal to the Beneficiary Earnings Enhancement – Extra II. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 76.

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Rider Fee. A rider fee, 0.55% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our administrative and service office in writing,

•	the policy is annuitized or surrendered, or

•	the additional death benefit is paid or added to the policy value under a spousal continuation.

Once terminated, the Beneficiary Earnings Enhancement - Extra II may not be re-elected for one year except in the situation of spousal continuation.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans or IRAs. Consult a tax adviser before electing this rider.

The Beneficiary Earnings Enhancement – Extra II may vary for certain policies and may not be available for all policies.

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you make a surrender ($1000 minimum), under certain circumstances after you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row; or

•	diagnosed with a terminal condition (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse.

You may exercise this benefit at any time (during the accumulation phase). There is no charge for this benefit. The minimum surrender under this option is $1,000.

This benefit may vary for certain policies and may not be available for all policies. See the policy or endorsement for details and conditions.

Telephone Transactions

You may make transfers and change the allocation of additional premium payments by telephone unless you elect otherwise on the application.

You will be required to provide certain information for identification purposes to Transamerica and Atlas when requesting a transaction by telephone and we may record your telephone call. Transamerica may also require written confirmation of your request. Neither Transamerica nor Atlas will be liable for following the instructions provided by telephone requests that they believe are genuine. Transamerica reserves the right to revoke your telephone transaction privileges at any time without revoking all owners’ telephone transfer privileges.

Telephone requests must be received by Transamerica and Atlas while the New York Stock Exchange is open to get same-day pricing of the transaction. This option may be discontinued at any time.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or lines available, to take your call.

37

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin on the 28th day of the applicable month.

•	Enhanced—You may elect either a six or twelve month program. Transfers will begin on the 28th day of the applicable month. You cannot transfer from another investment option into an Enhanced Dollar Cost Averaging program.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers is 6 monthly and 4 quarterly, and the maximum is 24 monthly and 8 quarterly.

You can elect to transfer from one of the fixed or variable sources listed on the Dollar Cost Averaging election form (only fixed sources are available for Enhanced Dollar Cost Averaging programs).

A Dollar Cost Averaging program will begin once we receive the required premium. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	We do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

•	We do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount.

THEN:

•	Any amount in a fixed source will be transferred to the money market investment option; and

•	Any amount in a variable source will remain in that variable investment option; and

•	New instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	We receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	We will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•	We receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program.

THEN:

•	We will, absent new instructions to the contrary, allocate the additional premium as identified in the previous Dollar Cost Averaging program.

IF:

•	You discontinue a Dollar Cost Averaging program before its completion.

38

THEN:

•	We will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies. See your policy for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called Asset Rebalancing and can be started and stopped at any time, free of charge. However, we will not rebalance if you are in the Dollar Cost Averaging Program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. Asset rebalancing ignores amounts in the guaranteed period options of the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually based on the policy date.

11. OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.

Assignment

You can also generally assign the policy at any time during your lifetime. Transamerica will not be bound by the assignment until we receive written notice of the assignment at our administrative and service office. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

Transamerica Life Insurance Company

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. Transamerica is a wholly-owned indirect subsidiary of AEGON U.S. Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON U.S. Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Transamerica is licensed in all states except New York, the District of Columbia and Guam.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of Transamerica.

The Separate Account

Transamerica established a separate account, called the Separate Account VA A, under the laws of the State of Iowa on February 17, 1997. The separate account receives and invests the premium payments under the policies that are allocated to the separate account for investment in shares of the underlying fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate

39

account or Transamerica. Income, gains and losses, whether or not realized, from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to Transamerica’s other income, gains or losses.

The assets of the separate account are held in Transamerica’s name on behalf of the separate account and belong to Transamerica. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business Transamerica may conduct.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this separate account and can accept investments from any separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of Transamerica, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including Transamerica, agree to take any necessary steps to resolve the matter. This includes removing their separate accounts from the underlying fund portfolios. See the prospectuses for the underlying fund portfolios for more details.

Exchanges and Reinstatements

You can generally exchange one annuity policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and there will be a new surrender charge period and other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

You may decide to surrender your policy and transfer your money directly to another life insurance company. You may also request us to reinstate your policy after such a transfer by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then-current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

Transamerica will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

40

Distributor of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, AFSG, for the distribution and sales of the policy. We may reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the policy (e.g., commissions payable to Atlas Securities for selling the policy, as described below.) AFSG has an arrangement with Transamerica Capital, Inc. (“TCI”) (also an affiliate) to act as distributor for the policy.

Compensation to Atlas Securities. The policiy is offered to the public through Atlas Securities, Inc., which is licensed under the federal securities laws and is also licensed under state insurance laws. Atlas Securities has entered into a written selling agreement with us and with AFSG as principal underwriter for the policy. We pay commissions through AFSG to Atlas Securities for their sales of the policy.

TCI or another affiliate may also be paid commissions and overrides to “wholesale” the policy, that is, to provide sales support and training to sales representatives at Atlas Securities.

We also provide compensation to TCI for providing ongoing services in relation to any policy that has already been purchased.

Atlas Securities under a selling agreement with us and AFSG is paid commissions for the promotion and sale of the policy according to one or more schedules. The amount and timing of commissions may vary, but the maximum commission is 5.60% of premiums.

To the extent permitted by NASD rules, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to Atlas Securities. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to Atlas Securities as part of the firm’s internal compensation program.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to AFSG and pays the cost of AFSG’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also pay for a portion of TCI’s operating and others expenses by providing TCI with a percentage of total commissions paid on sales of the policy and by providing TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

Revenue Sharing Paid to Atlas Securities. TCI, in connection with the sales of the policy, may pay Atlas Securities additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, Atlas Securities may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or

41

other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide Atlas Securities with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies.

During 2004, in conjunction with TCI, we paid Atlas Securities $27,141.62 (in addition to sales commissions) for marketing the policy.

Commissions and other incentives or payments described above are not charged directly to policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy and other corporate revenue.

Pending regulatory approvals, we intend to distribute the policies in all states, except New York, and in certain possessions and territories.

Insurance Marketplace Standards Association

We are a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance, and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org. in the “Consumer” section or by contacting IMSA at: 202-624-2121.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the account are subject. Transamerica, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Transamerica believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, the ability of AFSG Securities Corporation to perform under its principal underwriting agreement, or the ability of Transamerica to meet its obligations under the policy.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms

The Policy – General Provisions

Certain Federal Income Tax Consequences

Investment Performance

Beneficiary Earnings Enhancement Rider –

Additional Information

Beneficiary	Earnings Enhancement – Extra II Rider

– Additional Information

Historical Performance Data

Published Ratings

42

State Regulation of Transamerica

Administration

Records and Reports

Distribution of the Policies

Voting Rights

Other Products

Custody of Assets

Legal Matters

Independent Registered Public Accounting Firm

Other Information

Financial Statements

43

APPENDIX A

CONDENSED FINANCIAL INFORMATION

(For policies purchased prior to May 1, 2005)

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

		1.60%					1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
Atlas Balanced Growth Portfolio(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.189844 1.000000	$ $	1.288897 1.189844	259,785.768 17,744.447	$ $ $ $ $ $ $ $	1.203341 0.997103 1.208806 1.334475 1.395432 1.093398 0.983756 1.000000	$ $ $ $ $ $ $ $	1.306093 1.203341 0.997103 1.208806 1.334475 1.395432 1.093398 0.983756	14,631,256.677 13,587,572.546 14,858,826.681 16,946,045.766 15,771,118.212 11,200,977.172 11,389,300.902 3,469,693.985

Asset Allocation – Conservative Portfolio – Initial Class(4)	2004 2003 2002	$ $	1.158812 1.000000	$ $	1.251301 1.158812	304,352.408 6,669.019	$ $ $	1.087333 0.896994 1.000000	$ $ $	1.176448 1.087333 0.896994	3,188,343.359 941,449.703 376,743.198

Asset Allocation – Growth Portfolio – Initial Class(4)	2004 2003 2002	$ $	1.248354 1.000000	$ $	1.402938 1.248354	30,429.614 14,966.350	$ $ $	1.038925 0.805402 1.000000	$ $ $	1.169884 1.038925 0.805402	1,517,045.130 301,125.826 18,093.328

Asset Allocation – Moderate Portfolio – Initial Class(4)	2004 2003 2002	$ $	1.180573 1.000000	$ $	1.294331 1.180573	314,429.521 68,069.179	$ $ $	1.069495 0.868490 1.000000	$ $ $	1.174865 1.069495 0.868490	2,582,402.407 677,304.987 280,762.155

Asset Allocation – Moderate Growth Portfolio – Initial Class(4)	2004 2003 2002	$ $	1.205892 1.000000	$ $	1.347605 1.205892	141,225.554 45,775.314	$ $ $	1.053363 0.839908 1.000000	$ $ $	1.179485 1.053363 0.839908	1,721,870.617 597,159.935 240,067.587

Capital Guardian Value – Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.284715 1.000000	$ $	1.475645 1.284715	34,998.128 8,142.394	$ $ $ $ $ $ $ $	2.404464 1.811637 2.316504 2.202884 2.115695 2.212928 2.086130 2.048951	$ $ $ $ $ $ $ $	2.767270 2.404464 1.811637 2.316504 2.202884 2.115695 2.212928 2.086130	1,369,844.596 1,234,249.946 1,222,115.342 652,443.704 427,961.463 506,137.294 433,206.587 44,448.849

Janus Growth (A/T) – Initial Class (1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.205884 1.000000	$ $	1.371169 1.205884	0.00 0.00	$ $ $ $ $ $ $ $	22.418041 17.221747 24.920598 35.200197 50.230109 31.898334 19.665157 20.501671	$ $ $ $ $ $ $ $	25.541101 22.418041 17.221747 24.920598 35.200197 50.230109 31.898334 19.665157	641,366.206 764,819.259 919,469.679 1,186,466.759 1,325,992.824 925,560.693 242,873.315 12,277.088

T. Rowe Price Equity Income – Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.217965 1.000000	$ $	1.376308 1.217965	239,033.960 12,989.713	$ $ $ $ $ $ $ $	2.505001 2.022500 2.352249 2.334702 2.107761 2.065623 1.925022 1.857860	$ $ $ $ $ $ $ $	2.836258 2.505001 2.022500 2.352249 2.334702 2.107761 2.065623 1.925022	4,762,686.034 4,321,583.423 4,170,993.812 3,462,958.455 2,332,370.051 2,657,573.292 1,698,141.538 156,951.014

44

		1.60%					1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
T. Rowe Price Growth Stock – Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.213406 1.000000	$ $	1.311957 1.213406	202,845.960 19,903.959	$ $ $ $ $ $ $ $	2.669933 2.070419 2.719986 3.066258 3.124914 2.593121 2.043487 1.990457	$ $ $ $ $ $ $ $	2.892491 2.669933 2.070419 2.719986 3.066258 3.124914 2.593121 2.043487	4,838,280.445 4,676,075.988 4,327,150.673 4,484,889.423 4,290,376.976 2,781,922.330 1,358,408.215 98,880.797

Templeton Great Companies Global – Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997						$ $ $ $ $ $ $ $	1.134035 0.932955 1.278865 1.680897 2.067073 1.224958 0.955350 1.000000	$ $ $ $ $ $ $ $	1.219685 1.134035 0.932955 1.278865 1.680897 2.067073 1.224958 0.955350	8,150,243.784 9,122,894.300 11,035,267.895 13,304,036.261 14,744,626.116 7,496,165.763 3,285,525.975 704,269.755

Transamerica Equity – Initial Class(2)	2004 2003 2002 2001 2000	$ $	1.202145 1.000000	$ $	1.323571 1.202145	3,971.431 2,293.591	$ $ $ $ $	0.495324 0.372085 0.575129 0.698100 1.000000	$ $ $ $ $	0.546441 0.495324 0.372085 0.575129 0.698100	1,126,669.242 765,460.118 720,683.788 821,843.884 823,576.590

Transamerica Small/Mid Cap Value – Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997						$ $ $ $ $ $ $ $	3.560345 1.891803 3.168906 2.495215 2.278888 1.785929 1.851229 1.968681	$ $ $ $ $ $ $ $	4.084993 3.560345 1.891803 3.168906 2.495215 2.278888 1.785929 1.851229	1,690,419.292 1,837,307.055 2,066,719.587 1,478,749.388 651,714.008 467,184.374 509,101.233 89,867.657

Van Kampen Emerging Growth – Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.191079 1.000000	$ $	1.256014 1.191079	238.947 0.00	$ $ $ $ $ $ $ $	1.233649 0.976093 1.478637 2.245771 2.585245 1.277710 0.943400 1.000000	$ $ $ $ $ $ $ $	1.303469 1.233649 0.976093 1.478637 2.245771 2.585245 1.277710 0.943400	5,210,234.001 5,962,442.924 6,482,031.351 7,538,174.793 7,708,953.531 3,607,865.342 1,179,122.693 126,110.341

AIM V.I. Core Equity Fund - Series I(2)	2004 2003 2002 2001 2000	$ $	1.209029 1.000000	$ $	1.296665 1.209029	0.00 0.00	$ $ $ $ $	1.092999 0.890767 1.069980 1.406145 1.000000	$ $ $ $ $	1.174540 1.092999 0.890767 1.069980 1.406145	1,236,456.089 1,429,194.812 1,558,620.285 1,867,587.627 978,870.687

AIM V.I. Growth Fund – Series I(2)	2004 2003 2002 2001 2000	$ $	1.228963 1.000000	$ $	1.309065 1.228963	0.00 0.00	$ $ $ $ $	0.421681 0.325801 0.478601 0.734095 1.000000	$ $ $ $ $	0.450056 0.421681 0.325801 0.478601 0.734095	1,083,436.379 1,198,076.617 1,339,039.690 1,691,544.455 1,680,147.745

AIM V.I. Premier Equity Fund – Series I(2)	2004 2003 2002 2001 2000	$ $	1.178059 1.000000	$ $	1.226382 1.178059	0.00 0.00	$ $ $ $ $	0.998611 0.809545 1.177056 1.365146 1.000000	$ $ $ $ $	1.041626 0.998611 0.809545 1.177056 1.365146	1,023,199.183 1,107,091.697 1,284,901.058 1,692,363.607 979,482.906

45

		1.60%					1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
AllianceBernstein Growth Portfolio – Class B(2)	2004 2003 2002 2001 2000	$ $	1.245526 1.000000	$ $	1.403977 1.245526	0.00 0.00	$ $ $ $ $	0.576114 0.433682 0.613036 0.814229 1.000000	$ $ $ $ $	0.650686 0.576114 0.433682 0.613036 0.814229	867,960.383 742,843.198 599,656.983 788,355.251 670,014.330

AllianceBernstein Large Cap Growth Portfolio – Class B (2)(a)	2004 2003 2002 2001 2000	$ $	1.148894 1.000000	$ $	1.225117 1.148894	0.00 0.00	$ $ $ $ $	0.531147 0.436562 0.640087 0.785859 1.000000	$ $ $ $ $	0.567496 0.531147 0.436562 0.640087 0.785859	3,286,555.652 3,406,261.196 3,415,351.580 4,230,112.341 3,041,991.796

AllianceBernstein Global Technology Portfolio – Class B (2)(b)	2004 2003 2002 2001 2000	$ $	1.317153 1.000000	$ $	1.362299 1.317153	1,753.086 0.00	$ $ $ $ $	0.386776 0.272755 0.475293 0.646582 1.000000	$ $ $ $ $	0.400832 0.386776 0.272755 0.475293 0.646582	2,357,601.442 2,409,666.369 2,363,566.759 2,878,170.442 2,399,511.749

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class (2)	2004 2003 2002 2001 2000	$ $	1.196044 1.000000	$ $	1.250259 1.196044	0.00 0.00	$ $ $ $ $	0.581166 0.467692 0.667447 0.874215 1.000000	$ $ $ $ $	0.608712 0.581166 0.467692 0.667447 0.874215	579,287.375 558,401.173 562,223.319 668,935.046 359,643.238

Dreyfus VIF—Appreciation Portfolio – Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.169793 1.000000	$ $	1.209417 1.169793	56,913.743 8,877.266	$ $ $ $ $ $ $ $	1.225771 1.025763 1.248886 1.396483 1.425253 1.296659 1.009698 1.000000	$ $ $ $ $ $ $ $	1.269804 1.225771 1.025763 1.248886 1.396483 1.425253 1.296659 1.009698	5,143,543.004 5,688,721.423 6,107,559.217 7,131,869.809 7,731,018.402 8,301,390.397 3,327,523.150 605,501.874

Dreyfus VIF—Developing Leaders Portfolio – Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.276504 1.000000	$ $	1.398827 1.276504	17,536.517 6,480.130	$ $ $ $ $ $ $ $	1.167096 0.898639 1.126688 1.217020 1.089091 0.896739 0.941704 1.000000	$ $ $ $ $ $ $ $	1.281457 1.167096 0.898639 1.126688 1.217020 1.089091 0.896739 0.941704	4,421,772.011 4,316,990.638 4,173,670.309 4,095,010.706 3,697,123.171 2,680,811.514 2,709,276.044 397,321.058

Dreyfus VIF – Disciplined Stock Portfolio - Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.177859 1.000000	$ $	1.250505 1.177859	0.00 0.00	$ $ $ $ $ $ $ $	1.060790 0.870745 1.140976 1.334075 1.488843 1.274542 1.198380 1.000000	$ $ $ $ $ $ $ $	1.128438 1.060790 0.870745 1.140976 1.334075 1.488843 1.274542 1.198380	6,511,821.907 7,702,785.485 8,537,092.068 10,495,237.386 12,209,394.998 10,277,509.233 4,690,029.548 247,060.402

46

		1.60%					1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
Dreyfus VIF—Growth and Income Portfolio – Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.200185 1.000000	$ $	1.269452 1.200185	18,497.915 0.00	$ $ $ $ $ $ $ $	1.022492 0.819148 1.112381 1.198098 1.262599 1.095299 0.993285 1.000000	$ $ $ $ $ $ $ $	1.083644 1.022492 0.819148 1.112381 1.198098 1.262599 1.095299 0.993285	3,554,098.199 3,986,704.890 4,209,480.493 4,982,250.155 5,438,245.011 4,806,549.375 3,163,385.885 201,499.858

Dreyfus VIF—Quality Bond Portfolio – Initial Class(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.008130 1.000000	$ $	1.025632 1.008130	40,847.015 15,004.808	$ $ $ $ $ $ $ $	1.336574 1.291465 1.215185 1.155013 1.053187 1.066053 1.024710 1.000000	$ $ $ $ $ $ $ $	1.362468 1.336574 1.291465 1.215185 1.155013 1.053187 1.066053 1.024710	7,581,391.423 9,161,001.633 9,453,646.632 7,718,858.399 3,844,443.925 5,188,912.039 4,940,300.961 377,687.374

Federated Capital Income Fund II(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.181192 1.000000	$ $	1.277888 1.181192	33,160.950 0.00	$ $ $ $ $ $ $ $	0.857514 0.720552 0.960731 1.129197 1.268683 1.265017 1.125700 1.000000	$ $ $ $ $ $ $ $	0.929557 0.857514 0.720552 0.960731 1.129197 1.268683 1.265017 1.125700	1,650,974.972 1,913,673.551 2,018,819.788 2,537,359.461 3,252,501.676 3,517,145.195 1,492,268.116 64,830.195

Federated High Income Bond Fund II(1)	2004 2003 2002 2001 2000 1999 1998 1997	$ $	1.101062 1.000000	$ $	1.197038 1.101062	60,540.277 6,873.614	$ $ $ $ $ $ $ $	1.123414 0.932067 0.932168 0.932407 1.039161 1.029959 1.016935 1.000000	$ $ $ $ $ $ $ $	1.223754 1.123414 0.932067 0.932168 0.932407 1.039161 1.029959 1.016935	2,573,675.796 2,522,051.123 2,179,173.704 2,635,486.731 2,531,424.524 3,030,970.070 2,819,023.591 178,054.703

Federated Prime Money Fund II(5)	2004 2003	$ $	0.993245 1.000000	$ $	0.985516 0.993245	82,857.488 0.00	$ $	0.992893 1.000000	$ $	0.987123 0.992893	523,219.257 95,347.841

Janus Aspen – Balanced Portfolio – Service Shares (2)	2004 2003 2002 2001 2000	$ $	1.091433 1.000000	$ $	1.163282 1.091433	38,776.230 14,538.839	$ $ $ $ $	0.940873 0.838930 0.911519 0.972026 1.000000	$ $ $ $ $	1.004789 0.940873 0.838930 0.911519 0.972026	6,346,370.336 7,329,285.596 7,190,362.509 5,945,823.519 1,775,293.700

Janus Aspen – Large Cap Growth Portfolio - Service Shares(2)(c)	2004 2003 2002 2001 2000	$ $	1.205337 1.000000	$ $	1.236153 1.205337	6,332.396 0.00	$ $ $ $ $	0.560458 0.432196 0.598070 0.807590 1.000000	$ $ $ $ $	0.575923 0.560458 0.432196 0.598070 0.807590	2,752,718.553 3,023,585.909 3,395,827.687 4,031,701.225 3,043,079.985

Janus Aspen - International Growth Portfolio - Service Shares(2)	2004 2003 2002 2001 2000	$ $	1.354807 1.000000	$ $	1.582595 1.354807	67,299.575 0.00	$ $ $ $ $	0.577859 0.435541 0.594883 0.787874 1.000000	$ $ $ $ $	0.676344 0.577859 0.435541 0.594883 0.787874	3,603,006.988 3,106,594.368 3,366,905.587 3,696,237.627 2,748,641.776

47

		1.60%					1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
Janus Aspen – Mid Cap Growth Portfolio – Service Shares (2)	2004 2003 2002 2001 2000	$ $	1.255461 1.000000	$ $	1.488637 1.255461	1,922.310 0.00	$ $ $ $ $	0.378196 0.284558 0.401433 0.673903 1.000000	$ $ $ $ $	0.449324 0.378196 0.284558 0.401433 0.673903	3,740,967.295 3,057,738.328 2,982,767.220 3,525,348.295 3,437,470.793

Janus Aspen - Worldwide Growth Portfolio – Service Shares(3)	2004 2003 2002 2001 2000	$ $	1.239139 1.000000	$ $	1.274784 1.239139	60,507.254 0.00	$ $ $ $ $	0.605414 0.496347 0.677467 0.887808 1.000000	$ $ $ $ $	0.624061 0.605414 0.496347 0.677467 0.887808	1,751,917.984 1,709,264.106 1,793,640.850 1,488,273.960 328,777.428

(1)	Subaccount Inception Date September 30, 1997.
(2)	Subaccount Inception Date May 1, 2000.
(3)	Subaccount Inception Date October 9, 2000.
(4)	Subaccount Inception Date May 1, 2002.
(5)	Subaccount Inception Date January 3, 2003.
(a)	Formerly known as AllianceBernstein Premier Growth Portfolio.
(b)	Formerly known as Alliance Bernstein Technology Portfolio
(c)	Fromerly known as Janus Aspen - Growth Portfolio.

48

APPENDIX B

HISTORICAL PERFORMANCE DATA

Standardized Performance Data

Transamerica and Atlas may advertise historical yields and total returns for the subaccounts of the separate account. In addition, Transamerica and Atlas may advertise the effective yield of the subaccount investing in the Federated Prime Money Fund II, (the “Federated Prime Money Fund II Subaccount”). These figures are based on historical earnings and are calculated according to guidelines from the SEC. They do not indicate future performance.

Federated Prime Money Fund II Subaccount. The yield of the Federated Prime Money Fund II Subaccount for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a policy in the subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Other Subaccounts. The yield of a subaccount of the separate account for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

The total return of a subaccount of the separate account refers to return quotations assuming an investment under a policy has been held in the subaccount for various periods of time including a period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided. The total return quotations for a subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the subaccount to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations for a subaccount do not reflect the effect of any premium taxes that may be applicable to a particular policy and they may not reflect the charges for any optional features. The yield calculations also do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that any or all of a premium tax and/or surrender charge is applicable to a particular policy, or one or more features are elected, the yield and/or total return of that policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the SAI, a copy of which may be obtained from the administrative and service office upon request.

Based on the method of calculation described in the SAI, the average annual total returns for periods from inception of the subaccounts to December 31, 2004, and for the one and five year periods ended December 31, 2004 are shown in Tables 1-A and 1-B below. Total returns shown reflect deductions for the mortality and expense risk fee, administrative charges, and any 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date. Standard total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.

49

TABLE 1-A

Standard Average Annual Total Returns

(Assuming A Surrender Charge and Beneficiary Earnings Enhancement – Extra II)

Annual Step-Up Death Benefit

(Total Separate Account Annual Expenses: 2.15%)

Subaccount	1 Year Ended 12/31/04	5 Year Ended 12/31/04	Inception of the Subaccount to 12/31/04	Subaccount Inception Date
Atlas Balanced Growth Portfolio	2.12%	-2.05%	2.97%	September 30, 1997
Asset Allocation – Conservative Portfolio – Initial Class	1.78%	N/A	4.02%	May 1, 2002
Asset Allocation – Growth Portfolio – Initial Class	6.15%	N/A	3.79%	May 1, 2002
Asset Allocation – Moderate Portfolio – Initial Class	3.42%	N/A	3.96%	May 1, 2002
Asset Allocation – Moderate Growth Portfolio – Initial Class	5.53%	N/A	4.12%	May 1, 2002
Capital Guardian Value – Initial Class	8.62%	4.72%	3.45%	September 30, 1997
Janus Growth (A/T) – Initial Class	7.47%	-13.30%	2.30%	September 30, 1997
T. Rowe Price Equity Income – Initial Class	6.77%	5.32%	5.21%	September 30, 1997
T. Rowe Price Growth Stock – Initial Class	1.92%	-2.27%	4.49%	September 30, 1997
Transamerica Equity – Initial Class	N/A	N/A	4.37%	May 1, 2004
Van Kampen Emerging Growth – Initial Class	-0.73%	-13.45%	2.94%	September 30, 1997
AIM V.I. Core Equity Fund – Series I	1.05%	N/A	-8.95%	May 1, 2000
AIM V.I. Growth Fund - Series I	0.33%	N/A	-17.17%	May 1, 2000
AIM V.I. Premier Equity Fund – Series I	-2.08%	N/A	-11.36%	May 1, 2000
AllianceBernstein Growth Portfolio – Class B	6.49%	N/A	-10.09%	May 1, 2000
AllianceBernstein Large Cap Growth Portfolio – Class B(1)	0.44%	N/A	-12.77%	May 1, 2000
AllianceBernstein Global Technology Portfolio – Class B(2)	-2.74%	N/A	-19.30%	May 1, 2000
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class	-1.65%	N/A	-11.41%	May 1, 2000
Dreyfus VIF—Appreciation Portfolio – Initial Class	-2.79%	-3.01%	2.57%	September 30, 1997
Dreyfus VIF—Developing Leaders Portfolio – Initial Class	3.37%	2.53%	2.70%	September 30, 1997
Dreyfus VIF—Disciplined Stock Portfolio – Initial Class	-0.02%	-6.10%	0.92%	September 30, 1997
Dreyfus VIF—Growth and Income Portfolio – Initial Class	-0.42%	-3.73%	0.36%	September 30, 1997
Dreyfus VIF—Quality Bond Portfolio – Initial Class	-4.43%	4.49%	3.57%	September 30, 1997
Federated Capital Income Fund II	1.98%	-6.73%	-1.74%	September 30, 1997
Federated High Income Bond Fund II	2.51%	2.55%	2.05%	September 30, 1997
Janus Aspen—Balanced Portfolio – Service Shares	0.39%	N/A	-1.09%	May 1, 2000
Janus Aspen—Large Cap Growth Portfolio – Service Shares(3)	-3.61%	N/A	-12.49%	May 1, 2000
Janus Aspen—International Growth Portfolio – Service Shares	10.55%	N/A	-9.32%	May 1, 2000
Janus Aspen—Mid Cap Growth Portfolio – Service Shares	12.30%	N/A	-17.20%	May 1, 2000
Janus Aspen – Worldwide Growth Portfolio – Service Shares	-3.29%	N/A	-11.91%	October 9, 2000

50

TABLE 1-B

Standard Average Annual Total Returns

(Assuming A Surrender Charge and No Optional Features)

Return of Premium Death Benefit

(Total Separate Account Annual Expenses: 1.40%)

Subaccount	1 Year Ended 12/31/04	5 Year Ended 12/31/04	Inception of the Subaccount to 12/31/04	Subaccount Inception Date
Atlas Balanced Growth Portfolio	2.94%	-1.31%	3.75%	September 30, 1997
Asset Allocation – Conservative Portfolio – Initial Class	2.60%	N/A	4.84%	May 1, 2002
Asset Allocation – Growth Portfolio – Initial Class	7.01%	N/A	4.61%	May 1, 2002
Asset Allocation – Moderate Portfolio – Initial Class	4.25%	N/A	4.78%	May 1, 2002
Asset Allocation – Moderate Growth Portfolio – Initial Class	6.37%	N/A	4.94%	May 1, 2002
Capital Guardian Value – Initial Class	9.49%	5.52%	4.23%	September 30, 1997
Janus Growth (A/T) – Initial Class	8.33%	-12.65%	3.07%	September 30, 1997
T. Rowe Price Equity Income – Initial Class	7.62%	6.12%	6.00%	September 30, 1997
T. Rowe Price Growth Stock – Initial Class	2.74%	-1.53%	5.28%	September 30, 1997
Transamerica Equity – Initial Class	N/A	N/A	4.93%	May 1, 2004
Van Kampen Emerging Growth – Initial Class	0.06%	-12.80%	3.72%	September 30, 1997
AIM V.I. Core Equity Fund – Series I	1.86%	N/A	-8.25%	May 1, 2000
AIM V.I. Growth Fund - Series I	1.13%	N/A	-16.53%	May 1, 2000
AIM V.I. Premier Equity Fund – Series I	-1.29%	N/A	-10.67%	May 1, 2000
AllianceBernstein Growth Portfolio – Class B	7.34%	N/A	-9.40%	May 1, 2000
AllianceBernstein Large Cap Growth Portfolio – Class B(1)	1.24%	N/A	-12.10%	May 1, 2000
AllianceBernstein Global Technology Portfolio – Class B(2)	-1.97%	N/A	-18.67%	May 1, 2000
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class	-0.86%	N/A	-10.72%	May 1, 2000
Dreyfus VIF—Appreciation Portfolio – Initial Class	-2.01%	-2.28%	3.35%	September 30, 1997
Dreyfus VIF—Developing Leaders Portfolio – Initial Class	4.20%	3.31%	3.48%	September 30, 1997
Dreyfus VIF—Disciplined Stock Portfolio – Initial Class	0.78%	-5.39%	1.68%	September 30, 1997
Dreyfus VIF—Growth and Income Portfolio – Initial Class	0.38%	-3.01%	1.11%	September 30, 1997
Dreyfus VIF—Quality Bond Portfolio – Initial Class	-3.66%	5.28%	4.35%	September 30, 1997
Federated Capital Income Fund II	2.80%	-6.03%	-1.00%	September 30, 1997
Federated High Income Bond Fund II	3.33%	3.32%	2.82%	September 30, 1997
Janus Aspen—Balanced Portfolio – Service Shares	1.19%	N/A	-0.33%	May 1, 2000
Janus Aspen—Large Cap Growth Portfolio – Service Shares(3)	-2.84%	N/A	-11.81%	May 1, 2000
Janus Aspen—International Growth Portfolio – Service Shares	11.44%	N/A	-8.62%	May 1, 2000
Janus Aspen—Mid Cap Growth Portfolio – Service Shares	13.21%	N/A	-16.56%	May 1, 2000
Janus Aspen – Worldwide Growth Portfolio – Service Shares	-2.52%	N/A	-11.23%	October 9, 2000

(1)	Formerly known as AllianceBernstein Premier Growth Portfolio.
(2)	Formerly known as Alliance Bernstein Technology Portfolio
(3)	Fromerly known as Janus Aspen - Growth Portfolio.

The figures in the above tables may reflect waiver of advisory fees and reimbursement of other expenses. In the absence of such waivers, the average annual total return figures above would have been lower. (See the prospectuses for the underlying fund portfolios.)

Non-Standardized Performance Data

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

Transamerica may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may assume that no surrender charge is applicable, and may also make other assumptions such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders or annuity payments.

51

All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

The non-standardized average annual total return figures shown in Table 2 are based on the assumption that the policy is not surrendered, and therefore the surrender charge is not imposed, and any 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date.

TABLE 2

Non-Standardized Average Annual Total Returns

(Assuming No Surrender Charge or Optional Features)

Return of Premium Death Benefit

(Total Separate Account Annual Expenses: 1.40%)

Subaccount	1 Year Ended 12/31/04	5 Year Ended 12/31/04	Inception of the Subaccount to 12/31/04	Subaccount Inception Date
Atlas Balanced Growth Portfolio	8.54%	-1.31%	3.75%	September 30, 1997
Asset Allocation – Conservative Portfolio – Initial Class	8.20%	N/A	6.27%	May 1, 2002
Asset Allocation – Growth Portfolio – Initial Class	12.61%	N/A	6.05%	May 1, 2002
Asset Allocation – Moderate Portfolio – Initial Class	9.85%	N/A	6.22%	May 1, 2002
Asset Allocation – Moderate Growth Portfolio – Initial Class	11.97%	N/A	6.37%	May 1, 2002
Capital Guardian Value – Initial Class	15.09%	5.52%	4.23%	September 30, 1997
Janus Growth (A/T) – Initial Class	13.93%	-12.65%	3.07%	September 30, 1997
T. Rowe Price Equity Income – Initial Class	13.22%	6.12%	6.00%	September 30, 1997
T. Rowe Price Growth Stock – Initial Class	8.34%	-1.53%	5.28%	September 30, 1997
Transamerica Equity – Initial Class	N/A	N/A	11.23%	May 1, 2004
Van Kampen Emerging Growth – Initial Class	5.66%	-12.80%	3.72%	September 30, 1997
AIM V.I. Core Equity Fund – Series I	7.46%	N/A	-7.67%	May 1, 2000
AIM V.I. Growth Fund - Series I	6.73%	N/A	-15.71%	May 1, 2000
AIM V.I. Premier Equity Fund – Series I	4.31%	N/A	-10.03%	May 1, 2000
AllianceBernstein Growth Portfolio – Class B	12.94%	N/A	-8.79%	May 1, 2000
AllianceBernstein Large Cap Growth Portfolio – Class B(1)	6.84%	N/A	-11.42%	May 1, 2000
AllianceBernstein Global Technology Portfolio – Class B(2)	3.63%	N/A	-17.78%	May 1, 2000
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class	4.74%	N/A	-10.08%	May 1, 2000
Dreyfus VIF—Appreciation Portfolio – Initial Class	3.59%	-2.28%	3.35%	September 30, 1997
Dreyfus VIF—Developing Leaders Portfolio – Initial Class	9.80%	3.31%	3.48%	September 30, 1997
Dreyfus VIF—Disciplined Stock Portfolio – Initial Class	6.38%	-5.39%	1.68%	September 30, 1997
Dreyfus VIF—Growth and Income Portfolio – Initial Class	5.98%	-3.01%	1.11%	September 30, 1997
Dreyfus VIF—Quality Bond Portfolio – Initial Class	1.94%	5.28%	4.35%	September 30, 1997
Federated Capital Income Fund II	8.40%	-6.03%	-1.00%	September 30, 1997
Federated High Income Bond Fund II	8.93%	3.32%	2.82%	September 30, 1997
Janus Aspen—Balanced Portfolio – Service Shares	6.79%	N/A	0.10%	May 1, 2000
Janus Aspen—Large Cap Growth Portfolio – Service Shares(3)	2.76%	N/A	-11.14%	May 1, 2000
Janus Aspen—International Growth Portfolio – Service Shares	17.04%	N/A	-8.03%	May 1, 2000
Janus Aspen—Mid Cap Growth Portfolio – Service Shares	18.81%	N/A	-15.74%	May 1, 2000
Janus Aspen – Worldwide Growth Portfolio – Service Shares	3.08%	N/A	-10.55%	October 9, 2000

(1)	Formerly known as AllianceBernstein Premier Growth Portfolio.
(2)	Formerly known as Alliance Bernstein Technology Portfolio
(3)	Fromerly known as Janus Aspen - Growth Portfolio.

The figures in the above tables may reflect waiver of advisory fees and reimbursement of other expenses. In the absence of such waivers, the average annual total return figures above would have been lower. (See the prospectuses for the underlying fund portfolios).

Adjusted Historical Performance Data. The following performance data is historic performance data for the underlying portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time,

52

based on the performance of the applicable portfolio and the assumption that the applicable subaccount was in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the policies. This data does not indicate future performance.

For instance, as shown in Tables 3 and 4 below, Transamerica may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the policy, as if the policy had been in existence since the inception of the portfolio. Such fees and charges include the mortality and expense risk fee, administrative charge, surrender charges and 12b-1 fees, if applicable, as if the 12b-1 fee had been in existence from the inception date. Table 3 assumes a complete surrender of the policy at the end of the period, and therefore the surrender charge is deducted. Table 4 assumes that the policy is not surrendered, and therefore the surrender charge is not deducted.

The following information is also based on the method of calculation described in the SAI. The adjusted historical average annual total returns for periods ended December 31, 2004, were as follows:

TABLE 3

Hypothetical (Adjusted Historical) Average Annual Total Returns(1)

(Assuming a Surrender Charge and No Optional Features)

Return of Premium Death Benefit

(Total Separate Account Annual Expenses: 1.40%)

Portfolio	1 Year	5 Year	10 Year or Inception(2)	Corresponding Portfolio Inception Date
Atlas Balanced Growth Portfolio	2.94%	-1.31%	3.75%	September 30, 1997
Asset Allocation – Conservative Portfolio – Initial Class	2.60%	N/A	4.84%	May 1, 2002
Asset Allocation – Growth Portfolio – Initial Class	7.01%	N/A	4.61%	May 1, 2002
Asset Allocation – Moderate Portfolio – Initial Class	4.25%	N/A	4.78%	May 1, 2002
Asset Allocation – Moderate Growth Portfolio – Initial Class	6.37%	N/A	4.94%	May 1, 2002
Capital Guardian Value – Initial Class	9.49%	5.52%	10.22%	May 27, 1993
Janus Growth (A/T) – Initial Class	8.33%	-12.65%	9.78%	October 2, 1986
T. Rowe Price Equity Income – Initial Class	7.62%	6.12%	10.99%	January 3, 1995
T. Rowe Price Growth Stock – Initial Class	2.74%	-1.53%	11.21%	January 3, 1995
Transamerica Equity – Initial Class	8.61%	-3.91%	15.82%	February 26, 1969
Van Kampen Emerging Growth – Initial Class	0.06%	-12.80%	10.88%	March 1, 1993
AIM V.I. Core Equity Fund – Series I	1.86%	-6.78%	8.56%	May 2, 1994
AIM V.I. Growth Fund - Series I	1.13%	-13.63%	5.10%	May 5, 1993
AIM V.I. Premier Equity Fund – Series I	-1.29%	-8.47%	7.17%	May 5, 1993
AllianceBernstein Growth Portfolio – Class B	7.34%	-8.33%	8.91%	September 15, 1994
AllianceBernstein Large Cap Growth Portfolio – Class B(3)	1.24%	-9.96%	9.82%	June 26, 1992
AllianceBernstein Global Technology Portfolio – Class B(4)	-1.97%	-13.73%	4.78%	January 11, 1996
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class	-0.86%	-9.39%	7.24%	October 7, 1993
Dreyfus VIF—Appreciation Portfolio – Initial Class	-2.01%	-2.28%	9.99%	April 5, 1993
Dreyfus VIF—Developing Leaders Portfolio – Initial Class	4.20%	3.31%	8.68%	August 31, 1990
Dreyfus VIF—Disciplined Stock Portfolio – Initial Class	0.78%	-5.39%	6.24%	May 1, 1996
Dreyfus VIF—Growth and Income Portfolio – Initial Class	0.38%	-3.01%	9.05%	May 2, 1994
Dreyfus VIF—Quality Bond Portfolio – Initial Class	-3.66%	5.28%	5.63%	August 31, 1990
Federated Capital Income Fund II	2.80%	-6.03%	3.35%	February 28, 1994
Federated High Income Bond Fund II	3.33%	3.32%	6.10%	February 2, 1994
Janus Aspen—Balanced Portfolio – Service Shares	1.19%	0.24%	10.97%	September 13, 1993
Janus Aspen—Large Cap Growth Portfolio – Service Shares(5)	-2.84%	-9.94%	7.27%	September 13, 1993
Janus Aspen—International Growth Portfolio – Service Shares	11.44%	-6.82%	10.63%	May 2, 1994
Janus Aspen—Mid Cap Growth Portfolio – Service Shares	13.21%	-14.52%	7.02%	September 13, 1993
Janus Aspen – Worldwide Growth Portfolio – Service Shares	-2.52%	-10.34%	8.70%	September 13, 1993

The figures in the above tables may reflect waiver of advisory fees and reimbursement of other expenses. In the absence of such waivers, the average annual total return figures above would have been lower. (See the prospectuses for the underlying fund portfolios.)

53

TABLE 4

Hypothetical (Adjusted Historical) Average Annual Total Returns(1)

(Assuming No Surrender Charge or Optional Features)

Return of Premium Death Benefit

(Total Separate Account Annual Expenses: 1.40%)

Portfolio	1 Year	5 Year	10 Year or Inception(2)	Corresponding Portfolio Inception Date
Atlas Balanced Growth Portfolio	8.54%	-1.31%	3.75%	September 30, 1997
Asset Allocation – Conservative Portfolio – Initial Class	8.20%	N/A	6.27%	May 1, 2002
Asset Allocation – Growth Portfolio – Initial Class	12.61%	N/A	6.05%	May 1, 2002
Asset Allocation – Moderate Portfolio – Initial Class	9.85%	N/A	6.22%	May 1, 2002
Asset Allocation – Moderate Growth Portfolio – Initial Class	11.97%	N/A	6.37%	May 1, 2002
Capital Guardian Value – Initial Class	15.09%	5.52%	10.22%	May 27, 1993
Janus Growth (A/T) – Initial Class	13.93%	-12.65%	9.78%	October 2, 1986
T. Rowe Price Equity Income – Initial Class	13.22%	6.12%	10.99%	January 3, 1995
T. Rowe Price Growth Stock – Initial Class	8.34%	-1.53%	11.21%	January 3, 1995
Transamerica Equity – Initial Class	14.21%	-3.91%	15.82%	February 26, 1969
Van Kampen Emerging Growth – Initial Class	5.66%	-12.80%	10.88%	March 1, 1993
AIM V.I. Core Equity Fund – Series I	7.46%	-6.78%	8.56%	May 2, 1994
AIM V.I. Growth Fund - Series I	6.73%	-13.63%	5.10%	May 5, 1993
AIM V.I. Premier Equity Fund – Series I	4.31%	-8.47%	7.17%	May 5, 1993
AllianceBernstein Growth Portfolio – Class B	12.94%	-8.33%	8.91%	September 15, 1994
AllianceBernstein Large Cap Growth Portfolio – Class B(3)	6.84%	-9.96%	9.82%	June 26, 1992
AllianceBernstein Global Technology Portfolio – Class B(4)	3.63%	-13.73%	4.78%	January 11, 1996
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class	4.74%	-9.39%	7.24%	October 7, 1993
Dreyfus VIF—Appreciation Portfolio – Initial Class	3.59%	-2.28%	9.99%	April 5, 1993
Dreyfus VIF—Developing Leaders Portfolio – Initial Class	9.80%	3.31%	8.68%	August 31, 1990
Dreyfus VIF—Disciplined Stock Portfolio – Initial Class	6.38%	-5.39%	6.24%	May 1, 1996
Dreyfus VIF—Growth and Income Portfolio – Initial Class	5.98%	-3.01%	9.05%	May 2, 1994
Dreyfus VIF—Quality Bond Portfolio – Initial Class	1.94%	5.28%	5.63%	August 31, 1990
Federated Capital Income Fund II	8.40%	-6.03%	3.35%	February 28, 1994
Federated High Income Bond Fund II	8.93%	3.32%	6.10%	February 2, 1994
Janus Aspen—Balanced Portfolio – Service Shares	6.79%	0.24%	10.97%	September 13, 1993
Janus Aspen—Large Cap Growth Portfolio – Service Shares(5)	2.76%	-9.94%	7.27%	September 13, 1993
Janus Aspen—International Growth Portfolio – Service Shares	17.04%	-6.82%	10.63%	May 2, 1994
Janus Aspen—Mid Cap Growth Portfolio – Service Shares	18.81%	-14.52%	7.02%	September 13, 1993
Janus Aspen – Worldwide Growth Portfolio – Service Shares	3.08%	-10.34%	8.70%	September 13, 1993

(1)	The calculation of total return performance for periods prior to inception of the subaccounts reflects deductions for the mortality and expense risk fee and administrative charge on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance that would have resulted if the subaccounts had actually been in existence since the inception of the portfolio.
(2)	If the corresponding inception date is less than ten years, the performance is for the time period since the corresponding inception date.
(3)	Formerly known as AllianceBernstein Premier Growth Portfolio.
(4)	Formerly known as Alliance Bernstein Technology Portfolio
(5)	Fromerly known as Janus Aspen - Growth Portfolio.

The figures in the above tables may reflect waiver of advisory fees and reimbursement of other expenses. In the absence of such waivers, the average annual total return figures above would have been lower. (See the prospectuses for the underlying fund portfolios.)

54

APPENDIX C

POLICY VARIATIONS

The dates shown below are the approximate first issue dates of the various versions of the policy. These dates will vary by state in many cases. This Appendix describes certain of the more significant differences in features of the various versions of the policy. There may be additional variations. Please see your actual policy and any attachments for determining your specific coverage.

Policy Form/Endorsement	Approximate First Issue Date
AV337 101 100 397 (Standard Policy Form)	March 1997
AE 955 397 (Nursing Care Endorsement)	March 1997
RGMI 15 0301 (Managed Annuity Program)	May 2002
RTP 1 201 (Beneficiary Earnings Enhancement Rider)	May 2002
RTP 13 1101 (Beneficiary Earnings Enhancement – Extra Rider)	May 2002

Please note, if you purchased your policy prior to May 1, 2005, the following are the features of your policy. Please refer back to your policy.

Product Feature	AV337 101 100 397, AE 955 397, RGMI 15 0301, RTP 1 201, RTP 13 1101
Excess Interest Adjustment	Yes

Guaranteed Minimum Death Benefit Option(s)	Greater of 5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit

Guaranteed Period Options (available in the fixed account)	1, 5 and 7 year guaranteed periods available.

Minimum effective annual interest rate applicable to the fixed account	3%

Asset Rebalancing	Yes

Death Proceeds	Greater of 1) the policy value; 2) the cash value; or 3) guaranteed minimum death benefit.

Is Mortality & Expense Risk Fee different after the annuity commencement date?	Yes

Dollar Cost Averaging Fixed Account Option	Yes

Service Charge	None

Nursing Care and Terminal Condition Withdrawal Option	Yes

Managed Annuity Program	Yes

Beneficiary Earnings Enhancement	Yes

Beneficiary Earnings Enhancement – Extra	Yes

55

ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2005

to the

Statement of Additional Information dated May 1, 2005

5 FOR LIFE RIDER ADJUSTED PARTIAL SURRENDERS

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base pro rata. The amount of the reduction due to the excess withdrawal is equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the total withdrawal base prior to the withdrawal of the excess amount.

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount pro rata. The amount of the reduction due to the excess withdrawal is equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum withdrawal benefit.

When a withdrawal is taken, three parts of the guaranteed minimum withdrawal benefit can be affected:

1.	Minimum remaining withdrawal amount (“MRWA”)

2	Total withdrawal base (“TWB”)

3.	Maximum annual withdrawal amount (“MAWA”)

This Supplement must be accompanied or preceded

by the Statement of Additional Information for the

Atlas Portfolio Builder dated May 1, 2005

Example 1 (5 For Life):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $5,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $5,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct)

2.	$100,000 - $5,000 = $95,000.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the total withdrawal base does not change and the minimum remaining withdrawal amount is $95,000.00.

Example 2 (5 For Life):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $7,000 - $5,000 = $2,000 (the excess withdrawal amount)

Step Two. Calculate how much of the minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 5% WD)) * (MRWA – 5% WD)

2.	($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,235.29 pro rata amount?

$2,235.29 pro rata amount

Step Four. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (MAWA) + $2,235.29 (pro rata excess) = $7,235.29

2.	$100,000 - $7,235.29 = $92,764.71

Result. The minimum remaining withdrawal amount is $92,764.71.

NOTE. For the guaranteed minimum withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

2

New total withdrawal base:

Step One. The total withdrawal base is only reduced by amount of the excess or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 5% WD)) * TWB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount?

$2,352.94 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $2,352.94 = $97,647.06

Result. The new total withdrawal base is $97,647.06

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new maximum annual withdrawal amount?

$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35

Result. Going forward, the maximum you can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the total withdrawal base.

3

ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2005

to the

Statement of Additional Information dated May 1, 2005

LIVING BENEFITS RIDER ADJUSTED PARTIAL SURRENDERS

The following examples show the effect of withdrawals on the benefits under the living benefits rider.

Guaranteed Minimum Accumulation Benefit

Gross partial withdrawals will reduce the guaranteed future value pro rata. The amount of the reduction is equal to the greater of:

1)	the gross partial withdrawal amount; and

2)	the result of (A / B) * C, where:

A	is the amount of gross partial withdrawal;

B	is the policy value immediately prior to the gross partial withdrawal; and

C	is the guaranteed future value immediately prior to the gross partial withdrawal.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum accumulation benefit.

Example 1:

Assumptions:

Policy value prior to withdrawal (“PV”) = $90,000

Guaranteed future value prior to withdrawal (“GFV”) = $100,000

Gross withdrawal amount (“WD”) = $10,000

Step One. What is the pro rata value of the amount withdrawn?

1. Formula is (WD / PV) * GFV = pro rata amount

2. ($10,000 / $90,000) * $100,000 = $11,111.11

This Supplement must be accompanied or preceded

by the Statement of Additional Information for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2005

Step Two. Which is larger, the $10,000 withdrawal or the $11,111.11 pro rata amount?

$11,111.11 pro rata amount

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $11,111.11 = $88,888.89

Result. If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $88,888.89.

Example 2:

Assumptions:

PV = $120,000

GFV = $100,000

WD = $10,000

Step One. What is the pro rata value of the amount withdrawn?

1.	Formula is (WD / PV) * GFV = pro rata amount

2.	($10,000 / $120,000) * $100,000 = $8,333.33

Step Two. Which is larger, the $10,000 withdrawal or the $8,333.33 pro rata amount?

$10,000 withdrawal

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $10,000 = $90,000

Result. If no more withdrawals are taken, the guaranteed future value on the 10th Rider Anniversary is $90,000.

Guaranteed Minimum Withdrawal Benefit

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base pro rata. The amount of the reduction due to the excess withdrawal is equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the total withdrawal base prior to the withdrawal of the excess amount.

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial

2

withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount pro rata. The amount of the reduction due to the excess withdrawal is equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum withdrawal benefit.

When a withdrawal is taken, three parts of the guaranteed minimum withdrawal benefit can be affected:

1.	Minimum remaining withdrawal amount (“MRWA”)

2	Total withdrawal base (“TWB”)

3.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (7% “principal back”):

Assumptions:

TWB = $100,000

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $7,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “principal back” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “principal back” guarantee if no more than $7,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (there is no excess to deduct)

2.	$100,000 - $7,000 = $93,000.

Result. In this example, because no portion of the withdrawal was in excess of $7,000, the “principal back” total withdrawal base does not change and the “principal back” minimum remaining withdrawal amount is $93,000.00.

3

Example 2 (7% “principal back”):

Assumptions:

TWB = $100,000

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $8,000

EWD = $1,000 ($8,000 - $7,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $8,000 - $7,000 = $1,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “principal back” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 7% WD)) * (MRWA – 7% WD)

2.	($1,000 / ($90,000 - $7,000)) * ($100,000 - $7,000) = $1,120.48

Step Three. Which is larger, the actual $1,000 excess withdrawal or the $1,120.48 pro rata amount?

$1,120.48 pro rata amount

Step Four. What is the “principal back” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (GAWA) + $1,120.48 (pro rata excess) = $8,120.48

2.	$100,000 - $8,120.48 = $91,879.52

Result. The “principal back” minimum remaining withdrawal amount is $91,879.52.

NOTE. For the guaranteed minimum withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $7,000, the “principal back” total withdrawal base would remain at $100,000 and the “principal back” maximum annual withdrawal amount would be $7,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 7% is based on).

New “principal back” total withdrawal base:

Step One. The total withdrawal base is only reduced by the amount of the excess or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 7% WD)) * TWB before any adjustments

2.	($1,000 / ($90,000 - $7,000)) * $100,000 = $1,204.82

Step Three. Which is larger, the actual $1,000 excess withdrawal or the $1,204.82 pro rata amount?

$1,204.82 pro rata amount.

4

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $1,204.82 = $98,795.18

Result. The new “principal back” total withdrawal base is $98,795.18

New “principal back” maximum annual withdrawal amount:

Because the “principal back” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 7% “principal back” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “principal back” maximum annual withdrawal amount?

$98,795.18 (the adjusted total withdrawal base) * 7% = $6,915.66

Result. Going forward, the maximum you can take out in a rider year is $6,915.66 without causing an excess withdrawal for the “principal back” guarantee and further reduction of the “principal back” total withdrawal base.

Example 3 (5% “for life”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $5,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “for life” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “for life” guarantee if no more than $5,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct)

2.	$100,000 - $5,000 = $95,000.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the “for life” total withdrawal base does not change and the “for life” minimum remaining withdrawal amount is $95,000.00.

5

Example 4 (5% “for life”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $7,000

EWD = $2,000 ($7,000—$5,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $7,000 - $5,000 = $2,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “for life” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 5% WD)) * (MRWA – 5% WD)

2.	($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,235.29 pro rata amount?

$2,235.29 pro rata amount

Step Four. What is the “for life” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (GAWA) + $2,235.29 (pro rata excess) = $7,235.29

2.	$100,000 - $7,235.29 = $92,764.71

Result. The “for life” minimum remaining withdrawal amount is $92,764.71.

NOTE. For the guaranteed minimum withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the “for life” total withdrawal base would remain at $100,000 and the “for life” maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

New “for life” total withdrawal base:

Step One. The total withdrawal base is only reduced by amount of the excess or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is effected by the excess withdrawal.

1.	The formula is (EWD / (PV – 5% WD)) * TWB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount?

$2,352.94 pro rata amount.

6

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $2,352.94 = $97,647.06

Result. The new “for life” total withdrawal base is $97,647.06

New “for life” maximum annual withdrawal amount:

Because the “for life” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% “for life” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “for life” maximum annual withdrawal amount?

$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35

Result. Going forward, the maximum you can take out in a rider year is $4,882.35 without causing an excess withdrawal for the “for life” guarantee and further reduction of the “for life” total withdrawal base.

7

STATEMENT OF ADDITIONAL INFORMATION

THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued through

SEPARATE ACCOUNT VA A

Offered by

TRANSAMERICA LIFE INSURANCE COMPANY

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Atlas Portfolio Builder Variable Annuity offered by Transamerica Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2005 by calling Atlas Securities, Inc. at 1-800-933-2852, or by writing to Atlas Securities, Inc., 794 Davis Street, San Leandro, CA, 94577. You may also contact Transamerica Life Insurance Company at the Administrative and Service Office, Attention: Atlas Customer Service Team, P. O. Box 3183, Cedar Rapids, Iowa 52406-3183. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectus for the policy and the underlying fund portfolios.

Dated: May 1, 2005

2

GLOSSARY OF TERMS

Accumulation Unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value—An amount equal to the policy value increased or decreased by any excess interest adjustments.

Administrative and Service Office—Transamerica Life Insurance Company, Attention: Atlas Customer Service Team, P. O. Box 3183, Cedar Rapids, IA 52406-3183. The street address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Annuitant—The person during whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date—The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month following the month after the annuitant attains age 98. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option—A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit—An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment after the annuity commencement date.

Application—A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Beneficiary—The person who has the right to the death benefit as set forth in the policy.

Business Day—A day when the New York Stock Exchange is open for business.

Cash Value—The policy value, increased or decreased by any excess interest adjustment, less the surrender charge, if any.

Code—The Internal Revenue Code of 1986, as amended.

Cumulative Free Percentage—The percentage (as applied to the cumulative premium payments) which is available to the owner free of any surrender charge.

Excess Interest Adjustment (“EIA”)— A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by Transamerica since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

3

Fixed Account—One or more investment choices under the Policy that are part of Transamerica’s general assets that are not in the separate account.

Guaranteed Period Options—The various guaranteed interest rate periods of the fixed account which Transamerica may offer into which premium payments may be paid or amounts transferred.

Nonqualified Policy—A policy other than a qualified policy.

Owner—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the information we require to issue a policy.

Policy Date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value—On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	partial surrenders (including any applicable excess interest adjustments and surrender charges on such surrenders); plus

•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus

•	any applicable premium or other taxes, transfer fees, and other charges, if any.

Policy Year—A policy year begins on the policy date and on each policy anniversary.

Premium Payment—An amount paid to Transamerica by the owner or on the owner’s behalf as consideration for the benefits provided by the policy.

Qualified Policy—A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account—Separate Account VA A, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Subaccount—A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

Successor Owner—A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

Surrender Charge—The applicable contingent deferred sales charge, assessed on certain full or partial surrenders of premium payments to cover expenses relating to the sale of the policies.

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Valuation Period—The period of time from one determination of accumulation unit and annuity unit values to the next subsequent determination of values. Such determination shall be made on each business day.

Variable Annuity Payments—Payments made pursuant to an annuity payment option which fluctuates as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice—Written notice, signed by the owner, that gives Transamerica the information it requires and is received at the administrative and service office. For some transactions, Transamerica may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements Transamerica establishes for such notices.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the policy which may be of interest to a prospective purchaser.

THE POLICY—GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with Transamerica’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner’s spouse in a community or marital property state.

Unless Transamerica has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the application or in a written notice. The successor owner will become the new owner upon the owner’s death, if the owner predeceases the annuitant. If no successor owner survives the owner and the owner predeceases the annuitant, the owner’s estate will become the owner.

Note Carefully. If the owner does not name a successor owner, the owner’s estate will become the new owner if the owner predeceases the annuitant. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless Transamerica has received written notice of the trust as a successor owner signed prior to the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no successor owner is named in a written notice received by Transamerica.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have adverse tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment Transamerica has made or action Transamerica has taken before recording the change. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred to a new owner (except to the deceased owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the new owner within five years of the owner’s death, or payments must be made for a period certain or for the new owner’s lifetime so long as any period certain does not exceed that new owner’s life expectancy, if the first payment begins within one year of your death.

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Entire Policy

The policy, any endorsements thereon, and the application constitute the entire contract between Transamerica and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, Transamerica will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by Transamerica shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by Transamerica due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to Transamerica.

Addition, Deletion, or Substitution of Investments

Transamerica cannot and does not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. Transamerica retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. Transamerica reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in Transamerica’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (SEC). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Transamerica. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. Transamerica may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Transamerica will notify you and request a reallocation of the amounts invested in the eliminated subaccount. If you provide no such reallocation, Transamerica will reinvest the amounts in the subaccount that invests in the Federated Prime Money Fund II portfolio (or in a similar portfolio of money market instruments), in another subaccount, or in the fixed account, if appropriate.

In the event of any such substitution or change, Transamerica may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, Transamerica also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who

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have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying funds, or substitute a new fund for an existing fund.

Excess Interest Adjustment

Money that you surrender from, transfer out of, or apply to an annuity payment option, from the guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a surrender, if interest rates set by Transamerica have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the premium payments and transfers to the guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the policy’s guaranteed minimum effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment is:

S * (G-C) * (M/12)

S =	Gross amount being withdrawn that is subject to the excess interest adjustment.
G =	Guaranteed Interest Rate applicable to S.
C =	Current Guaranteed Interest Rate then being offered on new premium payments for the next longer guaranteed period than “M”. If this policy form or such a guaranteed period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.
M=	Number of months remaining in the current guaranteed period, rounded up to the next higher whole number of months.
* =	multiplication
^ =	exponentiation

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Example 1 (Full Surrender, rates increase by 4%):

Single premium:	$50,000
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Full surrender:	middle of policy year 3
Policy value at middle of policy year 3	= 50,000* (1.055) ^ 2.5 = 57,161.18
Surrender charge free amount at middle of policy year 3	= 50,000 * .30 = 15,000
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 - 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000* (1.02) ^ 2.5 = 52,537.62
Excess interest adjustment
G = .055
C = .095
M = 30
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00* (.055 - .095)* (30/12)
= -5,000.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 52,537.62 - 57,161.18 = -4,623.56
Adjusted policy value	= policy value + excess interest adjustment = 57,161.18 – 4,623.56 = 52,537.62
Portion of Surrender Charge - free amount which is deducted from earnings	= Policy Value - Premium =57,161.18 - 50,000 = 7,161.18
Portion of Surrender Charge - free amount which is deducted from premium	=15,000.00 – 7,161.18 = 7,838.82
Surrender charge	= (50,000 – 7,838.82)* .06 = 2,529.67
Cash value at middle of policy year 3	= policy value + excess interest adjustment - surrender charge
= 57,161.18 – 4,623.56 – 2,529.67
= 50,007.95
Minimum Cash Value	= .90 * 50,000 * 1.03 ^ 2.5 = 48,451.32

The cash value of $50,007.95 is greater than the minimum cash value of $48,451.32.

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Example 2 (Full Surrender, rates decrease by 1%):

Single premium:	$50,000
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Full surrender:	middle of policy year 3
Policy value at middle of policy year 3	= 50,000* (1.055) ^ 2.5 = 57,161.18
Surrender charge free amount at middle of policy year 3	= 50,000.00 * .30 = 15,000.00
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 - 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000* (1.02) ^ 2.5 = 52,537.62
Excess interest adjustment
G = .055
C = .045
M = 30
Excess interest adjustment	= S* (G – C)* (M/12)
= 50,000* (.055 - .045)* (30/12)
= 1,250.00
Adjusted policy value	= policy value + excess interest adjustment
= 57,161.18 + 1,250.00 = 58,411.18
Portion of Surrender Charge - free amount which is deducted from earnings	= Policy Value – Premium = 57,161.18 - 50,000 = 7,161.18
Portion of Surrender Charge - free amount which is deducted from premium	= 15,000.00 – 7,161.18 = 7,838.82
Surrender charge	= (50,000 – 7,838.82) * .06 = 2,529.67
Cash value at middle of policy year 3	= policy value + excess interest adjustment - surrender charge
= 57,161.18 + 1,250 - 2,52967
= 55,881.51
Minimum Cash Value	= .90 * 50,000 * 1.03 ^ 2.5 = 48,451.32

The cash value of $55,881.51 is greater than the minimum cash value of $48,451.32.

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On a partial surrender, Transamerica will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by the amount equal to:

R - E + SC

R	= the requested partial surrender;
E	= the excess interest adjustment; and
SC	= the surrender charge on (EPW – E), where;
EPW	= the excess partial withdrawal amount.

Example 3 (Partial Surrender, rates increase by 1%):

Single premium:	$50,000
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$30,000; middle of policy year 3
Policy value at middle of policy year 3	= 50,000* (1.055) ^2.5 = 57,161.18
Surrender charge free amount at middle of policy year 3	= 50,000.00 * .30 = 15,000.00
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Excess interest adjustment / surrender charge
S = 30,000 - 7,161.18 = 22,832.82
G = .055
C = .065
M = 30
E = 22,838.82* (.055 - .065)* (30/12) = -570.97
EPW = 30,000 – 15,000 = 15,000

To receive the full $30,000 partial surrender amount, we must “gross-up” the EPW amount ot account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge).

New EPW = 15,000 / (1 - .06) = 15,957.45

SC = .06 * (15,957.45 – (-570.97)) = 991.71
Remaining policy value at middle of policy year 3	= 57,161.18 - (R – E + surrender charge)
= 57,161.18 – (30,000 – (-570.97) + 991.71) = 25,598.50

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Example 4 (Partial Surrender, rates decrease by 1%):

Single premium:	$50,000
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$30,000; middle of policy year 3
Policy value at middle of policy year 3	= 50,000* (1.055) ^ 2.5 = 57,161.18
Surrender charge free amount at middle of policy year 3	= 50,000.00 * .30 = 15,000.00
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Excess interest adjustment / surrender charge
S = 30,000 - 7,161.18 = 22,838.82
EPW = 30,000 – 15,000 = 15,000
G = .055
C = .045
M = 30
E = 22,838.82* (.055 - .045)* (30/12) = 570.97

To receive the full $30,000 partial surrender amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge).

New EPW = 15,000 / (1 - .06) = 15,957.45

SC = .06 * (15,957.45 - 570.97)) = 923.19
Policy value after surrender at middle of policy year 3	= 57,161.18 – (R – E + surrender charge)
= 57,161.18 – (30,000 – 570.97 + 923.19)
= 26,808.96

Reallocation Of Policy Values After The Annuity Commencement Date

After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, Transamerica reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to Transamerica’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of policy value may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.

During the lifetime of the annuitant and prior to the annuity commencement date, the owner may choose an annuity payment option or change the election, but written notice of any election or change of election must be received by Transamerica at its administrative and service office at least thirty (30) days prior to the annuity commencement date. If no election is made prior to the annuity commencement date, annuity payments will be made using (1) life income with fixed (level) payments for 10 years certain, using the existing adjusted policy value of the fixed account, or (2) life income with variable payments for 10 years certain using the existing policy value of the separate account, or (3) in a combination of (1) and (2).

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The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount Transamerica has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells Transamerica in writing and Transamerica agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table” using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for males, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, on the annuity commencement date, adjusted as follows:

Annuity Commencement Date	Adjusted Age
2001-2010	Actual Age minus 1
2011-2020	Actual Age minus 2
2021-2030	Actual Age minus 3
2031-2040	Actual Age minus 4
After 2040	As determined by Transamerica

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units that are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Adjusted Partial Surrender. The amount of your guaranteed minimum death benefit is reduced due to a partial surrender by an amount called the adjusted partial surrender. The reduction amount depends on the relationship between your

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guaranteed minimum death benefit and policy value. The adjusted partial surrender is (1) multiplied by (2), where:

(1)	is the gross partial surrender, where gross partial surrender = requested surrender - excess interest adjustment + surrender charges on (excess partial surrender - excess interest adjustment); and

(2)	is the adjustment factor, which is the death proceeds prior to surrender divided by the current policy value prior to surrender, where death proceeds = the maximum of current policy value, current cash value, and the current guaranteed minimum death benefit.

The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.

EXAMPLE 1 (Assumed Facts for Example)
$75,000	current guaranteed minimum death benefit before surrender
$50,000	current policy value before surrender
$75,000	current death proceeds
6%	current surrender charge percentage
$15,000	requested surrender
$10,000	surrender charge—free amount (assumes 20% cumulative free percentage is available)
$5,000	excess partial surrender (amount subject to surrender charge)
$100	excess interest adjustment— (assumes interest rates have decreased since initial guarantee)
$294	surrender charge on (excess partial surrender less excess interest adjustment) = 0.06*(5000 - 100)
$5,194	reduction in policy value due to excess partial surrender = 5000-100 + 294
$15,194	total gross partial surrender
$22,791	adjusted partial surrender = 15,194 * (75,000/50,000)
$52,209	new guaranteed minimum death benefit (after surrender) = 75,000-22,791
$34,806	new policy value (after surrender) = 50,000-10,000-5,194

Summary:

Reduction in guaranteed minimum death benefit	= $22,791
Reduction in policy value	= $15,194

Note, guaranteed minimum death benefit is reduced more than the policy value since the guaranteed minimum death benefit was greater than the policy value just prior to the surrender.

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EXAMPLE 2 (Assumed Facts for Example)
$50,000	current guaranteed minimum death benefit before surrender
$75,000	current policy value before surrender
$75,000	current death proceeds
6%	current surrender charge percentage
$15,000	requested surrender
$11,250	surrender charge—free amount (assumes 15% cumulative free percentage is available)
$3,750	excess partial surrender (amount subject to surrender charge)
$-100	excess interest adjustment— (assumes interest rates have increased since initial guarantee)
$231	surrender charge on (excess partial surrender less excess interest adjustment) = 0.06*[(3750 - (-100))]
$4,081	reduction in policy value due to excess partial surrender = 3750 - (-100) + 231 = 3750 + 100 + 231
$15,331	total gross partial surrender
$15,331	adjusted partial surrender = $15,331 * (75,000/75,000)
$34,669	new guaranteed minimum death benefit (after surrender) = 50,000 - 15,331
$59,669	new policy value (after surrender) = 75,000 - 11,250 - 4,081

Summary:

Reduction in guaranteed minimum death benefit	= $15,331
Reduction in policy value	= $15,331

Note, the guaranteed minimum death benefit and policy value are reduced by the same amount since the policy value was higher than the guaranteed minimum death benefit just prior to the surrender.

Due proof of death of the annuitant is proof that the annuitant who is the owner died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to Transamerica, will constitute due proof of death.

Upon receipt at our administrative and service office of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

Distribution Requirements. If the annuitant was an owner, (1) the death benefit must be distributed within five years of the date of the deceased owner’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the beneficiary’s lifetime or for a period certain (so long as any period certain does not exceed the beneficiary’s life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the deceased owner’s death. If the sole beneficiary is the deceased owner’s surviving spouse, however, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit. (See “Certain Federal Income Tax Consequences.”)

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If the annuitant is not an owner, and an owner dies prior to the annuity commencement date, a successor owner may surrender the policy at any time for the amount of the adjusted policy value. If the sole successor owner is the deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit. If the successor owner is not the deceased owner’s spouse, however, (1) the adjusted policy value must be distributed: within five years after the date of the deceased owner’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the successor owner’s lifetime or for a period certain (so long as any period certain does not exceed the successor owner’s life expectancy).

Beneficiary. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to Transamerica. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the Notice is received by Transamerica. Transamerica will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.

Death of Owner

Federal tax law requires that if any owner (including any joint owner or any successor owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary; (2) the owner is not a natural person and the primary annuitant dies or is changed; or (3) any owner dies after the annuity commencement date. See “Certain Federal Income Tax Consequences” below for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant, you may assign any rights or benefits provided by the policy if the policy is a nonqualified policy. An assignment will not be binding on Transamerica until a copy has been filed at its administrative and service office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. Transamerica assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have adverse tax consequences.

Unless the owner so directs by filing written notice with Transamerica, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified policies is restricted to comply with the Code.

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Evidence Of Survival

Transamerica reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until Transamerica receives such evidence.

Non-Participating

The policy will not share in Transamerica’s surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by Transamerica and approved by one of Transamerica’s officers. No registered representative has authority to change or waive any provision of the policy.

Transamerica reserves the right to amend the policy to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their immediate family. In such a case, Transamerica may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs Transamerica experiences on those purchases. Transamerica may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request, times (b) the number of payments remaining, discounted using a rate equal to the AIR.

Stabilized Payments

If you have selected a payout feature that provides for stabilized payments, please note that the stabilized payments remain constant throughout each year and are adjusted on your policy anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On your policy anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased since more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased since fewer variable annuity units are credited to you.

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The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the mortality and expense risk fee and administrative charge.

Hypothetical Changes in Annuity Units with Stabilized Payments*

AIR	5.0%
Life & Ten Years Certain
Male Age 65
First Variable Payment	$500

		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:	January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
	February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
	March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
	April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
	May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
	June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
	July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
	August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
	September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
	October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
	November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
	December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
	January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052

*	Expenses included in the calculations are 1.10% mortality and expense risk fee, 0.15% administrative expenses, 0.00% rider charge, and 1.00% portfolio expenses (1.00% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

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Tax Status of the Policy

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. §1.817-5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the policy, then the policy may be continued with the surviving spouse as the new owner. Under the policy, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

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Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified policies, “taxable eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or an employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding do not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must contain certain provisions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year

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may not exceed the amount specified in the Code ($3,000 for 2004, $3,500 if age 50 or older), except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; and (vii) the entire interest of the owner is non-forfeitable. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the policy for qualification as an IRA and has not addressed in a ruling of general applicability whether the death benefit options and riders available with the policies comport with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code ($3,000 for 2004, $3,500 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to

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accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit sharing plan. Therefore, employers using the policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT PERFORMANCE

A “Net Investment Factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying funds less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the application is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of business on each day the New York Stock Exchange is open for business.

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An index (the “Net Investment Factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same from one valuation period to the next. The owner bears this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The Net Investment Factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share charge or credit for any taxes determined by Transamerica to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration Of Accumulation Unit Value Calculations

Formula And Illustration For Determining The Net Investment Factor

Investment Experience Factor = (A + B – C) – E

                        D

Where:	A	= The Net Asset Value of an underlying fund share as of the end of the current valuation period.
		Assume.	A = $11.57

	B	= The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
		Assume.	B = 0

	C	= The per share charge or credit for any taxes reserved for at the end of the current valuation period.
		Assume.	C = 0

	D	= The Net Asset Value of an underlying fund share at the end of the immediately preceding valuation period.
		Assume.	D = $11.40

	E	= The daily deduction for the mortality and expense risk fee and administrative charge, which totals 1.40% on an annual basis.
		On a daily basis.	= .0000380909

Then, the Investment Experience Factor = 11.57 + 0 - 0 - .0000380909 = Z = 1.0148741898
11.40

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Formula And Illustration For Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where: A	= The accumulation unit value for the immediately preceding valuation period.
	Assume.	= $X

B	= The Net Investment Factor for the current valuation period.
	Assume.	= Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the annual assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a) is the variable annuity unit value for that subaccount on the immediately preceding business day;

(b) is the net investment factor for that subaccount for the valuation period; and

(c) is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which Transamerica determines to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of a fund share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

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Illustration Of Calculations For Annuity Unit Value

And Variable Annuity Payments

Formula And Illustration For Determining Annuity Unit Value

Annuity unit value = A * B * C

Where: A =	Annuity unit value for the immediately preceding valuation period.
	Assume.	= $ X

B =	Investment Experience Factor for the valuation period for which the annuity unit value is being calculated.*
	Assume.	= Y

C =	A factor to neutralize the annual assumed investment return of 5% built into the annuity tables used.
	Assume.	= Z

Then, the annuity unit value is: $X * Y * Z = $Q

Formula And Illustration For Determining Amount

Of First Monthly Variable Annuity Payment

First Monthly Variable Annuity Payment = A * B
$1,000

Where: A =	The policy value as of the annuity commencement date.
	Assume.	= $ X

B =	The annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
	Assume.	= $ Y

Then, the first monthly variable annuity payment = $ X * $ Y = $Z
1,000

Formula And Illustration For Determining The Number Of Annuity Units

Represented By Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where: A =	The dollar amount of the first monthly variable annuity payment.
	Assume.	= $ X
B =	The annuity unit value for the valuation date on which the first monthly payment is due.
	Assume.	= $ Y

Then, the number of annuity units = $ X = Z
$ Y

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BENEFICIARY EARNINGS ENHANCEMENT RIDER — ADDITIONAL

INFORMATION

The following examples illustrate the beneficiary earnings enhancement additional death benefit payable by this rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 71 on the Rider Date.

Example 1

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Policy Value on date of surrender	$150,000
Rider Earnings on Date of Surrender (Policy Value on the date of surrender – Policy Value on Rider Date – Premiums paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Policy Death Benefit on the date of Death Benefit Calculation:	$200,000
Policy Value on date of death benefit calculations	$175,000
Rider Earnings (= Policy Value on the date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$222,000

Example 2

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Policy Death Benefit on the date of Death Benefit Calculation:	$100,000
Policy Value on the date of Death Benefit Calculations	$75,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$100,000

BENEFICIARY EARNINGS ENHANCEMENT – EXTRA II RIDER — ADDITIONAL

INFORMATION

Assume the Beneficiary Earnings Enhancement- Extra II is added to a new policy opened with $100,000 initial premium. The client is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Policy Value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Policy Value is equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the death proceeds is $145,000.

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EXAMPLE

Account Value on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50

Rider Benefit Base in 3rd Rider Year prior to Premium addition (= Account Value less premiums added since Rider Date = $115,000 – $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Premium addition (= $140,000 - $25,000)	$115,000
Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less premiums added since Rider Date = $145,000 - $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal = (Account Value less premiums added since Rider Date =$110,000 - $25,000)	$85,000

Rider Benefit Base (= $130,000 - $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

HISTORICAL PERFORMANCE DATA

Money Market Yields

Transamerica may from time to time disclose the current annualized yield of the Federated Prime Money Fund II subaccount for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges; and (ii) the mortality and expense risk fee. Current Yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:
NCS

=       The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	= Per unit expenses of the subaccount for the 7-day period.
UV	= The unit value on the first day of the 7-day period.

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Because of the charges and deductions imposed under a policy, the yield for the Federated Prime Money Fund II subaccount will be lower than the yield for the Federated Prime Money Fund II portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the tenth policy year.

Transamerica may also disclose the effective yield of the Federated Prime Money Fund II subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.
ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the Federated Prime Money Fund II subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Federated Prime Money Fund II subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Federated Prime Money Fund II portfolio, the types and quality of portfolio securities held by the Federated Prime Money Fund II portfolio and its operating expenses.

Other Subaccount Yields

Transamerica may, from time to time, advertise or disclose the current annualized yield of one or more of the subaccounts for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charge and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

Yield = 2 * ((((NI-ES)/(U * UV)) + 1)6-1)

Where:

NI	=	Net investment income of the subaccount for the 30-day period attributable to the subaccount’s unit.
ES	=	Expenses of the subaccount for the 30-day period.
U	=	The average number of units outstanding.
UV	=	The unit value at the close (highest) of the last day in the 30-day period.

28

Because of the charges and deductions imposed by the separate account, the yield for a subaccount will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount of premium payments withdrawn based on the number of years since the policy date. However, surrender charges will not be assessed after the fifth policy year.

The yield on amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of its investments and its operating expenses.

Total Returns

Transamerica may, from time to time, also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which Transamerica calculates on each business day based on the performance of the subaccount’s underlying fund portfolios, and the deductions for the mortality and expense risk fee and the administrative charge. Standard total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

P (1 + T)N= ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.

Other Performance Data

Transamerica may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

CTR = (ERV/P) - 1

29

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.

All non-standardized performance data will only be advertised if the standardized performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

PUBLISHED RATINGS

Transamerica may, from time, to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of Transamerica. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

STATE REGULATION OF TRANSAMERICA

Transamerica is subject to the laws of Iowa governing insurance companies and to regulation by the Insurance Division, Department of Commerce of the State of Iowa. An annual statement, in a prescribed form, is filed with the Insurance Division each year covering the operation of Transamerica for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Division includes periodic examination to determine Transamerica’s contract liabilities and reserves so that the Insurance Division may determine the items are correct. Transamerica’s books and accounts are subject to review by the Insurance Division at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, Transamerica is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

Transamerica performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

30

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by Transamerica. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, Transamerica will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the policy on a continuous basis. We anticipate continuing to offer the policy, but reserve the right to discontinue the offering.

AFSG serves as principal underwriter for the policy. AFSG’s home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG and TCI are our affiliates, and like us, are indirect, wholly owned subsidiaries of AEGON USA. AFSG and TCI are registered as broker-dealers with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and each is a member of NASD, Inc. AFSG and TCI are not members of the Securities Investor Protection Corporation.

The policy is offered to the public through sales representatives of Atlas Securities which has entered into a selling agreement with us and with AFSG. AFSG compensates Atlas Securities for its services. Sales representatives are appointed as our insurance agents.

During fiscal years 2004, 2003, and 2002, the amounts paid to AFSG in connection with all policies sold through the separate account were $1,172,023.47, $450,435.08, and $1,099,193.42 respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of them. We and/or our affiliates provide paid-in capital to AFSG and pay for AFSG’s operating and other expenses, including overhead, legal and accounting fees.

We and TCI may pay Atlas Securities additional cash amounts for: (1) “preferred product” treatment of the policy in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policy; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We and/or AFSG may make bonus payments to Atlas Securities based on aggregate sales or persistency standards.

VOTING RIGHTS

To the extent required by law, Transamerica will vote the underlying fund portfolios’ shares held by the mutual fund account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings.

If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Transamerica determines that it is permitted to vote the underlying funds shares in its own right, it may elect to do so.

31

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person’s number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. Transamerica will solicit voting instructions by sending you, or other persons entitled to vote, written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received and shares held by Transamerica in which you, or other persons entitled to vote, have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

Transamerica makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment options or charges.

CUSTODY OF ASSETS

Transamerica holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from Transamerica’s general account assets. Transamerica maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by Transamerica’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of Transamerica.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to Transamerica relating to certain matters under the federal securities laws applicable to the issue and sale of the policies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statutory-basis financial statements and schedules of Transamerica and the audited financial statements of certain subaccounts of the Separate Account have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309. The financial statements audited by Ernst & Young LLP are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

32

The financial statements of the Separate Account at December 31, 2004 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company which are included in this SAI should be considered only as bearing on the ability of Transamerica to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

33

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Life Insurance Company

Years Ended December 31, 2004, 2003, and 2002

Transamerica Life Insurance Company

Financial Statements and Schedules– Statutory Basis

Years Ended December 31, 2004, 2003, and 2002

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Transamerica Life Insurance Company changed various accounting policies to be in accordance with Actuarial Guideline 39. Also as described in Note 2 to the financial statements, in 2003 Transamerica Life Insurance Company changed its accounting policy for derivative instruments and changed various accounting policies to be in accordance with Actuarial Guideline 38.

/s/ Ernst & Young LLP

Des Moines, Iowa

February 18, 2005

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2004	2003
		Restated
Admitted assets
Cash and invested assets:
Cash and short-term investments	$1,083,915	$180,965
Bonds	23,378,296	21,237,543
Preferred stocks:
Affiliated entities	1,102	944
Other	120,241	98,178
Common stocks:
Affiliated entities (cost: 2004 - $24,063; 2003 - $24,063)	884	881
Other (cost: 2004 - $153,940; 2003 - $125,365)	164,778	127,048
Mortgage loans on real estate	3,907,422	3,585,272
Real estate:
Home office properties	6,692	6,919
Properties held for production of income	5,538	23,303
Properties held for sale	24,523	16,792
Policy loans	79,894	76,455
Receivable for securities	27,623	187,855
Other invested assets	847,895	621,906

Total cash and invested assets	29,648,803	26,164,061
Premiums deferred and uncollected	21,015	19,154
Accrued investment income	346,572	334,741
Reinsurance receivable	1,170	1,862
Federal and foreign income tax recoverable	—	5,086
Net deferred income tax asset	68,033	76,844
Receivable from parent, subsidiaries, and affiliates	47,800	—
Other admitted assets	73,130	27,415
Separate account assets	13,878,229	12,262,847

Total admitted assets	$44,084,752	$38,892,010

	December 31
	2004	2003
		Restated
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$3,946,111	$3,540,615
Annuity	14,791,947	13,786,889
Accident and health	627,835	530,131
Policy and contract claim reserves:
Life	28,606	20,918
Accident and health	36,691	26,686
Liabilities for deposit-type contracts	6,540,314	6,935,643
Other policyholders’ funds	2,592	2,984
Remittances and items not allocated	72,439	123,918
Asset valuation reserve	344,254	159,814
Interest maintenance reserve	91,286	57,984
Other liabilities	372,879	361,535
Reinsurance in unauthorized companies	253	117
Funds held under coinsurance and other reinsurance treaties	712,272	71,495
Transfers from separate accounts due or accrued	(476,452)	(523,760)
Federal and foreign income taxes payable	8,068	—
Payable for securities	1,270,919	182,974
Payable to affiliates	12,193	21,093
Separate account liabilities	13,838,210	12,217,743

Total liabilities	42,220,417	37,516,779

Capital and surplus:
Common stock, $10 per share par value, 500,000 shares authorized, 257,795 issued and outstanding shares at December 31, 2004, 223,500 issued and outstanding at December 31, 2003	2,578	2,235
Preferred stock, $10 per share par value, 42,500 shares authorized, issued and outstanding (total liquidation value—$58,000)	425	425
Surplus notes	575,000	575,000
Paid-in surplus	1,370,322	880,322
Unassigned surplus (deficit)	(83,990)	(82,751)

Total capital and surplus	1,864,335	1,375,231

Total liabilities and capital and surplus	$44,084,752	$38,892,010

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
		Restated	Restated
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,189,910	$618,734	$599,574
Annuity	2,317,755	5,058,195	8,304,910
Accident and health	175,639	187,118	161,306
Net investment income	1,375,482	1,307,877	1,143,069
Amortization of interest maintenance reserve	15,537	10,261	1,091
Commissions and expense allowances on reinsurance ceded	43,118	22,092	29,704
Income from fees associated with investment management, administration and contract guarantees for separate accounts	213,584	168,774	81,946
Modco reinsurance reserve adjustment	(97,348)	1,580,949	174,818
Coinsurance reserve recapture	643,279	—	—
Other income	26,342	38,701	8,029

	5,903,298	8,992,701	10,504,447
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health	208,833	195,629	189,961
Surrender benefits	2,151,514	1,235,635	982,460
Other benefits	691,468	532,139	485,201
Increase in aggregate reserves for policies and contracts:
Life	406,919	387,096	224,416
Annuity	1,005,058	1,933,314	4,297,149
Accident and health	97,704	63,113	82,784

	4,561,658	4,346,926	6,261,971
Insurance expenses:
Commissions	382,672	451,460	545,898
General insurance expenses	114,914	120,276	132,556
Taxes, licenses and fees	32,694	23,643	18,606
Net transfers to separate accounts	571,306	2,079,436	3,540,518
Reinsurance transaction initial consideration	–	1,587,431	–
Other expenses	133,017	108,747	24,468

	1,234,603	4,370,993	4,262,046

Total benefits and expenses	5,796,261	8,717,919	10,524,017

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	107,037	274,782	(19,570)
Dividends to policyholders	277	423	497

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	106,760	274,359	(20,067)
Federal income tax expense	17,344	59,029	15,166

Gain (loss) from operations before net realized capital gains (losses) on investments	89,416	215,330	(35,233)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	39,359	(48,181)	(100,243)

Net income (loss)	$128,775	$167,149	$(135,476)

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2002
Transamerica Life Insurance Company	$2,235	$425	$—	$534,282	$212,296	$749,238
Transamerica Assurance Company	2,500	—	—	87,840	(50,909)	39,431
Merger adjustment	(2,500)	—	—	2,500	—	—

As restated	2,235	425	—	624,622	161,387	788,669
Net loss	—	—	—	—	(135,476)	(135,476)
Change in net unrealized capital gains/losses	—	—	—	—	(76,803)	(76,803)
Change in non-admitted assets	—	—	—	—	(43,027)	(43,027)
Change in asset valuation reserve	—	—	—	—	(2,514)	(2,514)
Tax benefit on stock options exercised	—	—	—	—	106	106
Change in surplus in separate accounts	—	—	—	—	(2,521)	(2,521)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,848)	(1,848)
Change in net deferred income tax asset	—	—	—	—	115,656	115,656
Cumulative effect of changes in accounting principles	—	—	—	—	(65,363)	(65,363)
Change in reserves on account of change in valuation basis	—	—	—	—	(21,693)	(21,693)
Issuance of surplus notes	—	—	575,000	—	—	575,000
Reinsurance transactions	—	—	—	—	(4,120)	(4,120)
Capital contribution	—	—	—	430,000	—	430,000

Balance at December 31, 2002	2,235	425	575,000	1,054,622	(76,216)	1,556,066
Net income	—	—	—	—	167,149	167,149
Change in net unrealized capital gains/losses	—	—	—	—	18,629	18,629
Change in non-admitted assets	—	—	—	—	48,229	48,229
Change in asset valuation reserve	—	—	—	—	(98,216)	(98,216)
Change in surplus in separate accounts	—	—	—	—	(3,181)	(3,181)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	3,336	3,336
Cumulative effect of change in accounting principles	—	—	—	—	(31,957)	(31,957)
Change in net deferred income tax asset	—	—	—	—	(78,803)	(78,803)
Dividend to stockholder	—	—	—	—	(45,700)	(45,700)
Capital distribution	—	—	—	(254,300)	—	(254,300)
Capital contribution	—	—	—	80,000	—	80,000
Change in reserves on account of change in valuation basis	—	—	—	—	3,572	3,572
Reinsurance transactions	—	—	—	—	10,407	10,407

Balance at December 31, 2003	$2,235	$425	$575,000	$880,322	$(82,751)	$1,375,231

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at December 31, 2003	$2,235	$425	$575,000	$880,322	$(82,751)	$1,375,231
Net income	—	—	—	—	128,775	128,775
Change in net unrealized capital gains/losses	—	—	—	—	26,751	26,751
Change in non-admitted assets	—	—	—	—	57,955	57,955
Change in asset valuation reserve	—	—	—	—	(184,440)	(184,440)
Change in surplus in separate accounts	—	—	—	—	493	493
Change in provision for reinsurance in unauthorized companies	—	—	—	—	(136)	(136)
Change in net deferred income tax asset	—	—	—	—	(21,322)	(21,322)
Issuance of common stock in connection with statutory merger	343	—	—	—	(343)	—
Capital contribution	—	—	—	490,000	—	490,000
Change in reserves on account of change in valuation basis	—	—	—	—	1,423	1,423
Reinsurance transactions	—	—	—	—	(11,008)	(11,008)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	613	613

Balance at December 31, 2004	$2,578	$425	$575,000	$1,370,322	$(83,990)	$1,864,335

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
		Restated	Restated
Operating activities
Premiums collected, net of reinsurance	$3,680,325	$5,817,320	$9,028,908
Net investment income	1,428,250	1,332,211	1,097,628
Miscellaneous income	813,730	250,324	325,125
Benefit and loss related payments	(3,452,717)	(2,506,149)	(1,795,692)
Net transfers to separate accounts	(525,852)	(2,279,325)	(3,717,876)
Commissions, expenses paid and aggregate write-ins for deductions	(671,161)	(693,450)	(722,612)
Dividends paid to policyholders	(354)	(431)	(566)
Federal and foreign income taxes paid	(34,146)	(68,581)	(53,330)

Net cash provided by operating activities	1,238,075	1,851,919	4,161,585
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	17,351,716	23,557,623	20,841,597
Stocks	146,455	35,838	66,237
Mortgage loans	484,773	340,310	142,956
Real estate	22,678	9,555	3,696
Other invested assets	324,408	89,066	70,148
Receivable/payable for securities	1,145,717	146,973	—
Miscellaneous proceeds	3,952	183,401	—

Total investment proceeds	19,479,699	24,362,766	21,124,634
Cost of investments acquired:
Bonds	(19,431,796)	(25,143,592)	(26,832,908)
Stocks	(151,639)	(63,612)	(118,577)
Mortgage loans	(803,164)	(1,289,721)	(739,168)
Real estate	(34)	1,760	(2,261)
Other invested assets	(500,361)	(171,048)	(199,836)
Miscellaneous applications	(37,463)	(262,515)	(176,501)

Total cost of investments acquired	(20,924,459)	(26,928,728)	(28,069,251)
Net increase in policy loans	(3,439)	(2,458)	(2,114)

Net cost of investments acquired	(20,927,896)	(26,931,186)	(28,071,365)

Net cash used in investing activities	(1,448,197)	(2,568,420)	(6,946,731)

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
		Restated	Restated
Financing and miscellaneous activities
Other cash provided:
Capital and surplus paid in	$490,000	$280,000	$805,000
Net deposits and withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	(2,167)	(166,407)	2,256,359
Other sources	625,239	417,888	157,292

Total cash provided	1,113,072	531,481	3,218,651
Other cash applied:
Dividends paid to stockholder	—	(45,700)	—
Capital distribution	—	(254,300)	—

Total other cash applied	—	(300,000)	—

Net cash provided by financing and miscellaneous activities	1,113,072	231,481	3,218,651

Net increase (decrease) in cash and short-term investments	902,950	(485,020)	433,505
Cash and short-term investments:
Beginning of year	180,965	665,985	232,480

End of year	$1,083,915	$180,965	$665,985

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis

(Dollars in Thousands)

December 31, 2004

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (86.7% of common shares) and Transamerica Life Insurance and Annuity Company (13.3% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Life Insurance and Annuity Company are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company’s common stock. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred on January 1, 2002, nor is it indicative of future results.

Summarized financial information for the Company and TAC restated for periods prior to the merger are as follows:

	Nine Months Ended September 30 2004	Year Ended December 31
		2003	2002
	Unaudited
Revenues:
Company	$3,953,781	$8,821,301	$10,355,326
TAC	152,450	171,400	149,121

As restated	$4,106,231	$8,992,701	$10,504,447

Net income (loss):
Company	$85,793	$214,137	$(121,152)
TAC	(12,013)	(46,988)	(14,324)

As restated	$73,780	$167,149	$(135,476)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

	September 30	December 31
	2004	2003
	Unaudited
Assets:
Company	$40,290,163	$37,937,428
TAC	988,669	954,582

As restated	$41,278,832	$38,892,010

Liabilities:
Company	$38,991,898	$36,615,299
TAC	949,526	901,480

As restated	$39,941,424	$37,516,779

Capital and surplus:
Company	$1,298,265	$1,322,129
TAC	39,143	53,102

As restated	$1,337,408	$1,375,231

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company’s products are primarily through the Company’s agents and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus (deficit) rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus (deficit). Under GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies are reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus (deficit). Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies and affiliated mutual funds are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus. Stocks of affiliated companies are carried at equity in the underlying net assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2004 and 2003, the Company excluded investment income due and accrued of $552 and $1,653, respectively, with respect to such practices.

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. A cash payment is often exchanged at the outset of the swap contract to represent the present value of cash flows of the instrument. This payment occurs because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged at each due date as well as at the end of the contract. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at amortized cost, consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Each mortgage loan is hedged individually and the relevant terms of the asset and derivative must be the same. These caps require a premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate. These derivatives meet hedge accounting rules and are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current interest rate environment for the future. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and amortized into earnings over the life of the future, investment asset.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

These derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus (deficit) and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Revenues are recognized when due. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue or benefits paid.

Stock Option and Stock Appreciation Rights Plans

Beginning in 2003, the Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $613 for year ended December 31, 2004.

Reclassifications

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

2. Accounting Changes

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (Guideline 39). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was to increase reserves by $65,363, which was charged directly to unassigned surplus (deficit) as a change in accounting principle.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes (continued)

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

During 2003, the state of Missouri (the state of domicile for TAC prior to the merger into the Company) adopted Actuarial Guideline 38 through its adoption of the June 30, 2003 Accounting Practices and Procedures Manual. As such, the Company has adopted this guideline. Reserves as of January 1, 2003 under Actuarial Guideline 38, were increased by $31,957 and this amount has been recorded directly to unassigned surplus as the cumulative effect of a change in accounting principle.

3. Capital Structure

The Company has 42,500 shares of preferred stock outstanding that is owned by AEGON. The par value of the preferred stock is $10 per share and the liquidation value is equal to $1,364.70 per share. This per share liquidation value shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. At both December 31, 2004 and 2003, there were no cumulative unpaid dividends relating to the preferred shares.

At December 31, 2002, the Company accrued $200,000 for a capital contribution receivable from its parent. This capital contribution was carried as an admitted asset based on approval from the Insurance Division, Department of Commerce, of the State of Iowa and receipt of the capital contribution prior to the filing of the annual statement, in accordance with SSAP No. 72.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Capital Structure (continued)

During 2002, the Company received $575,000 from Transamerica Holding Company, LLC, an affiliate, in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2004 and 2003, are as follows:

December 31, 2004
Date Issued	Interest Rate	Original Amount of Notes	Balance Out- standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$275,000	$275,000	$16,500	$33,000	$4,125
December 30, 2002	6.0	300,000	300,000	18,000	31,550	4,500

Total		$575,000	$575,000	$34,500	$64,550	$8,625

December 31, 2003
Date Issued	Interest Rate	Original Amount of Notes	Balance Out- standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$275,000	$275,000	$16,500	$16,500	$4,125
December 30, 2002	6.0	300,000	300,000	13,550	13,550	4,500

Total		$575,000	$575,000	$30,050	$30,050	$8,625

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds, are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements. The related carrying value of these items is included with other invested assets.

Receivable from parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying amount.

Separate account assets: The fair value of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2004		2003
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$1,083,915	$1,083,915	$180,965	$180,965
Bonds	23,378,296	24,081,797	21,237,543	21,971,319
Preferred stocks, other than affiliates	120,241	128,761	98,178	99,879
Common stocks, other than affiliates	164,778	164,778	127,048	127,048
Mortgage loans on real estate	3,907,422	4,118,224	3,585,272	3,782,857
Policy loans	79,894	79,894	76,455	76,455
Interest rate caps	24	30	43	82
Swaps	(213,520)	310,227	(180,628)	170,896
Receivable from parents, subsidiaries, and affiliates	47,800	47,800	—	—
Separate account assets	13,878,229	13,878,229	12,262,847	12,262,847

Liabilities
Investment contract liabilities	21,239,415	21,467,324	19,083,086	19,557,021
Separate account annuity liabilities	11,170,132	11,170,132	10,251,990	10,251,990

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2004
Bonds:
United States Government and agencies	$738,387	$4,044	$4,726	$1,539	$736,165
State, municipal, and other government	619,802	66,575	5,834	2,699	677,844
Public utilities	1,472,197	84,398	3,071	3,411	1,550,113
Industrial and miscellaneous	12,769,172	588,991	31,508	28,191	13,298,464
Mortgage and other asset-backed securities	7,778,738	94,190	13,581	40,136	7,819,211

	23,378,296	838,198	58,720	75,976	24,081,797
Affiliated preferred stocks	1,102	—	—	—	1,102
Other preferred stocks	120,241	8,655	135	—	128,761

	$23,499,639	$846,853	$58,855	$75,976	$24,211,660

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$538,953	$2,901	$9,168	$—	$532,686
State, municipal, and other government	628,214	79,140	3,936	7,405	696,013
Public utilities	1,319,612	76,439	8,597	3,624	1,383,830
Industrial and miscellaneous	12,029,975	643,996	54,177	15,862	12,603,932
Mortgage and other asset-backed securities	6,720,789	113,228	32,316	46,843	6,754,858

	21,237,543	915,704	108,194	73,734	21,971,319
Affiliated preferred stocks	944	—	—	—	944
Other preferred stocks	98,178	1,716	15	—	99,879

	$21,336,665	$917,420	$108,209	$73,734	$22,072,142

The Company held bonds and preferred stock at December 31, 2004 and 2003 with a carrying value of $52,103 and $17,581, respectively, and amortized cost of $64,868 and $39,700, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2004 and 2003 is as follows:

	Losses Less than 12 Months	Losses 12 Months or More	Total
December 31, 2004
Bonds:
United States Government and agencies	$330,302	$91,595	$421,897
State, municipal and other government	21,981	35,514	57,495
Public utilities	202,602	106,487	309,089
Industrial and miscellaneous	2,112,226	674,599	2,786,825
Mortgage and other asset-backed securities	2,600,155	478,939	3,079,094

	5,267,266	1,387,134	6,654,400
Other preferred stocks	16,361	—	16,361

	$5,283,627	$1,387,134	$6,670,761

	Losses Less than 12 Months	Losses 12 Months or More	Total
December 31, 2003
Bonds:
United States Government and agencies	$406,041	$—	$406,041
State, municipal and other government	56,448	3,448	59,896
Public utilities	244,189	46,765	290,954
Industrial and miscellaneous	2,005,249	287,411	2,292,660
Mortgage and other asset-backed securities	2,030,407	699,701	2,730,108

	4,742,334	1,037,325	5,779,659
Other preferred stocks	4,430	—	4,430

	$4,746,764	$1,037,325	$5,784,089

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$368,682	$374,858
Due after one year through five years	5,638,591	5,805,902
Due after five years through ten years	7,115,385	7,406,145
Due after ten years	2,476,900	2,675,681

	15,599,558	16,262,586
Mortgage and other asset-backed securities	7,778,738	7,819,211

	$23,378,296	$24,081,797

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

The Company’s investment in Transamerica Capital III, a long-term bond issued by an affiliate, is valued at amortized cost with a carrying value of $303 and $3,083 at December 31, 2004 and 2003, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2004	2003	2002
Interest on bonds and preferred stocks	$1,174,456	$1,154,385	$1,006,824
Dividends on equity investments	1,822	3,872	2,076
Interest on mortgage loans	233,847	203,996	162,311
Rental income on real estate	6,625	7,828	8,253
Interest on policy loans	5,608	5,399	4,902
Derivatives	(21,395)	(22,920)	(14,101)
Other	42,094	21,151	27,244

Gross investment income	1,443,057	1,373,711	1,197,509
Less investment expenses	67,575	65,834	54,440

Net investment income	$1,375,482	$1,307,877	$1,143,069

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

	Year Ended December 31
	2004	2003	2002
Proceeds	$17,446,609	$23,823,647	$21,228,877

Gross realized gains	$196,077	$317,148	$159,920
Gross realized losses	(75,123)	(179,475)	(258,972)

Net realized gains (losses)	$120,954	$137,673	$(99,052)

Gross realized losses for the years ended December 31, 2004, 2003 and 2002 include $24,495, $70,859 and $103,905, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2004, investments with an aggregate carrying value of $57,200 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Net realized capital gains (losses) on investments and change in net unrealized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2004	2003	2002
Bonds and preferred stocks	$120,954	$137,673	$(99,052)
Equity securities	6,036	(1,544)	6,464
Mortgage loans on real estate	(11,671)	(78)	374
Real estate	6,320	1,248	(3,193)
Short-term investments	2,113	—	—
Derivatives	(37,464)	(74,660)	(49,788)
Other invested assets	31,866	2,010	2,535

	118,154	64,649	(142,660)
Tax effect	(29,956)	(21,399)	9,062
Transfer from (to) interest maintenance reserve	(48,839)	(91,431)	33,355

Net realized capital gains (losses) on investments	$39,359	$(48,181)	$(100,243)

	Change in Unrealized
	Year Ended December 31
	2004	2003	2002
Bonds	$44,559	$83,127	$24,267
Preferred stocks	8,029	(319)	(3,665)
Common stocks	9,116	2,953	(8,916)
Affiliated entities	161	(4,320)	(129)
Mortgage loans on real estate	—	(27,421)	452
Other invested assets	5,114	21,092	(28,463)
Real estate	—	—	298
Derivative instruments	(40,228)	(56,483)	(60,647)

Change in net unrealized capital gains (losses)	$26,751	$18,629	$(76,803)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

	December 31
	2004	2003
Unrealized gains	$13,394	$2,933
Unrealized losses	(2,556)	(1,250)

Net unrealized gains	$10,838	$1,683

During 2004, the Company issued mortgage loans with interest rates ranging from 2.28% to 7.04%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 90%. Mortgage loans with a carrying value of $4,069 were non-income producing for the previous 180 days. Accrued interest of $371 related to these mortgage loans was excluded from investment income at December 31, 2004. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2004 and 2003, the Company had recorded investment in restructured securities of $20,606 and $4,472, respectively. There were no capital losses taken as a result of such restructurings. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2004 and 2003, the Company had loans of $63,827 and $0, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2004, and 2003 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the AVR of $96,069 and $42,314, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution

	December 31
	2004	2003
South Atlantic	22%	25%
Pacific	20	23
Mountain	17	14
E. North Central	16	13
Middle Atlantic	11	11
W. North Central	6	6
W. South Central	3	4
E. South Central	3	2
New England	2	2

Property-Type Distribution

	December 31
	2004	2003
Office	37%	38%
Industrial	21	22
Apartment	20	18
Retail	16	16
Other	6	6

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2004 and 2003, the Company had replicated assets with a fair value of $220,517 and $196,173, respectively, and credit default swaps with a fair value of $469 and $(841), respectively. During the three years ended December 31, 2004, 2003, and 2002, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. As of December 31, 2004, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $557,055.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

At December 31, 2004 and 2003, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2004	2003
Derivative securities:
Interest rate and currency swaps:
Receive fixed – pay floating	$4,764,603	$4,295,140
Receive floating – pay fixed	4,894,349	4,884,879
Receive floating (uncapped) – pay floating (capped)	2,806,196	2,901,587
Interest rate cap agreements	30,854	32,446

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 19 years. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. For the years ended December 31, 2004 and 2003, none of the Company’s cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

Derivative instruments that qualify for hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. Derivatives used in hedging transactions that do not meet the criteria of an effective hedge are accounted for at fair value and the changes in fair value are recorded in surplus as unrealized gains and losses. For the years ended December 31, 2004 and 2003, the Company has recorded $69 and $(713), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Reinsurance assumption treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2004	2003	2002
Direct premiums	$4,089,877	$5,934,444	$9,175,527
Reinsurance assumed – non affiliates	4,135	28,199	30,473
Reinsurance assumed – affiliates	457,885	145,114	218,537
Reinsurance ceded – non affiliates	(148,315)	(199,327)	(330,692)
Reinsurance ceded – affiliates	(720,278)	(44,383)	(28,055)

Net premiums earned	$3,683,304	$5,864,047	$9,065,790

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $159,604, $229,100, and $175,489, during 2004, 2003, and 2002, respectively. At December 31, 2004 and 2003, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $15,175 and $17,152, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2004 and 2003 of $1,365,444 and $1,406,879, respectively.

At December 31, 2004, amounts recoverable from unauthorized reinsurers of $2,089 (2003–$2,153) and reserve credits for reinsurance ceded of $31,484 (2003– $34,928) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $37,230 at December 31, 2004, that can be drawn on for amounts that remain unpaid for more than 120 days.

During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $3,323, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $3,208, which were credited directly to unassigned surplus.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $266 and $275 into earnings during 2004 and 2003, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $9,400.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

directly to the unassigned surplus on a net of tax basis. The initial mod-co transaction of $1,587,431 is included separately in the revenue and expense sections of the Company’s statement of operations for 2003. During 2004 and 2003, the Company has amortized $6,979 and $9,473, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates (“MEGA”) related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

During 2004, the Company entered into another reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd (TIRe), an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $677,733 during 2004 and has taken a reserve credit of $650,613 at December 31, 2004. The Company has a liability for funds held under reinsurance of $620,934 at December 31, 2004. The consummation of this treaty caused no initial gain or loss.

On October 1, 2004 the Company recaptured the business it had ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company’s statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes

The main components of net deferred income taxes are as follows:

	December 31
	2004	2003
Deferred income tax assets:
Guaranty funds	$5,770	$5,477
Non-admitted assets	788	22,010
807(f) assets	4,606	4,294
Deferred acquisition costs	179,494	160,643
Reserves	71,710	66,726
Unrealized capital losses	31,811	45,028
Other	28,446	15,059

Total deferred income tax assets	$322,625	$319,237

Deferred income tax assets – nonadmitted	$146,140	$158,651

Deferred income tax liabilities:
Unrealized capital gains	$94,585	$77,748
Other	13,867	5,994

Total deferred income tax liabilities	$108,452	$83,742

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	Year Ended December 31
	2004	2003	2002
Change in net deferred income tax asset	$(21,322)	$(78,803)	$115,655

Change in deferred income tax assets - nonadmitted	$(12,511)	$(36,917)	$34,836

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain/loss from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year Ended December 31
	2004	2003	2002
Income tax computed at federal statutory rate (35%)	$37,366	$96,026	$(7,023)
Deferred acquisition costs – tax basis	18,744	15,408	30,911
Depreciation	53	(112)	(148)
Dividends received deduction	(5,891)	(2,597)	(2,413)
IMR amortization	(5,438)	(8,108)	(382)
Investment income items	(6,060)	(5,054)	(4,934)
Low income housing credits	(5,215)	(6,035)	(6,051)
Prior year under (over) accrual	(15,214)	(40,689)	832
Reinsurance transactions	(3,853)	3,643	(1,442)
Tax reserve adjustment	4,041	3,168	7,072
Other	(1,189)	3,379	(1,256)

Federal income tax expense	$17,344	$59,029	$15,166

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. Management does not believe the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

outcome of the protest of findings will have a material effect on the Company’s financial position or results of operations. An examination is underway for 1998 through 2000.

Income taxes incurred during 2004, 2003 and 2002 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $312,070, $199,850, and $1,319, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements for income deferred in the PSA ($20,387 at December 31, 2004). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $7,135.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relate to liabilities established on a variety of the Company’s annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

	December 31
	2004		2003
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$1,799,699	5%	$2,234,306	7%
Subject to discretionary withdrawal at book value less surrender charge	5,649,820	17	7,572,375	23
Subject to discretionary withdrawal at market value	10,753,638	32	9,772,559	30
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	8,507,622	25	5,886,716	18
Not subject to discretionary withdrawal provision	7,269,599	21	6,994,416	22

	33,980,378	100%	32,460,372	100%

Less reinsurance ceded	1,254,582		1,295,797

Total policy reserves on annuities and deposit-type liabilities	$32,725,796		$31,164,575

Included in the liability for deposit-type contracts at December 31, 2004 and 2003 are $4,236,873 and $4,381,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2004, the contractual maturities were: 2005 - $782,698; 2006 - $1,139,983; 2007 - $1,374,936; 2008 - $100,117; 2009 - $371,151 and thereafter - $467,988.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $5,007,410 and $5,426,617 at December 31, 2004 and 2003, respectively.

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2004, 2003, and 2002 is as follows:

	Nonindexed Guaranteed Separate Account Less Than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits, and other considerations for the year ended December 31, 2004	$—	$1,462,914	$1,462,914

Reserves for separate accounts with assets at:
Fair value	$—	$12,892,015	$12,892,015
Amortized cost	418,070	—	418,070

Total at December 31, 2004	$418,070	$12,892,015	$13,310,085

Premiums, deposits, and other considerations for the year ended December 31, 2003	$—	$1,895,800	$1,895,800

Reserves for separate accounts with assets at:
Fair value	$—	$11,232,371	$11,232,371
Amortized cost	388,149	—	388,149

Total at December 31, 2003	$388,149	$11,232,371	$11,620,520

Premiums, deposits, and other considerations for the year ended December 31, 2002	$175,000	$2,958,899	$3,133,899

Reserves for separate accounts with assets at:
Fair value	$—	$6,953,417	$6,953,417
Amortized cost	369,996	—	369,996

Total at December 31, 2002	$369,996	$6,953,417	$7,323,413

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2004	2003	2002
Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$1,463,157	$1,897,576	$3,133,334
Transfers from separate accounts	(897,510)	177,729	402,618

Net transfers to separate accounts	565,647	2,075,305	3,535,952
Miscellaneous reconciling adjustments	5,659	4,131	4,566

Transfers as reported in the summary of operations of the life, accident and health annual statement	$571,306	$2,079,436	$3,540,518

At December 31, 2004 and 2003, the Company had separate account annuities with guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2004
Minimum guaranteed death benefit	$12,339,896	$118,545	$27,399
Minimum guaranteed income benefit	8,273,717	93,888	2,760
Guaranteed premium accumulation fund	79,525	8,066	—
Minimum guaranteed withdrawal benefit	448,821	1,612	(1,255)

December 31, 2003
Minimum guaranteed death benefit	$11,168,817	$108,640	$33,703
Minimum guaranteed income benefit	7,812,085	70,780	569
Guaranteed premium accumulation fund	43,229	5,301	—
Minimum guaranteed withdrawal benefit	16,915	15	(19)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

For Variable Annuities with Guaranteed Living Benefits (“VAGLB”), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits (“MGDB”), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2004
Life and annuity:
Ordinary direct first year business	$3,703	$2,524	$1,179
Ordinary direct renewal business	22,483	7,090	15,393
Group life direct business	4,190	2,800	1,390

Total life and annuity	30,376	12,414	17,962
Accident and health:
Direct	3,053	—	3,053

Total accident and health	3,053	—	3,053

	$33,429	$12,414	$21,015

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Gross	Loading	Net
December 31, 2003
Life and annuity:
Ordinary direct first year business	$6,443	$5,060	$1,383
Ordinary direct renewal business	20,509	5,827	14,682
Group life direct business	1,960	881	1,079

Total life and annuity	28,912	11,768	17,144
Accident and health:
Direct	2,010	—	2,010

Total accident and health	2,010	—	2,010

	$30,922	$11,768	$19,154

At December 31, 2004 and 2003, the Company had insurance in force aggregating $1,175,628 and $1,198,577, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $34,797 and $35,146 to cover these deficiencies at December 31, 2004 and 2003, respectively.

During 2004, the Company made a correction in the guaranteed nonforfeiture interest rate on certain universal life contracts. This caused a decrease in reserves of $1,423, which was credited to capital and surplus.

During 2003, the Company upgraded its reserve valuation system for fixed deferred annuities and variable annuities. The valuation system upgrade, which provides for more precise calculations, caused general account reserves to decrease by $3,572 and separate account reserves to increase by $4,681. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2003 statement of changes in capital and surplus.

During 2002, the Company converted to a new reserve valuation system for fixed deferred annuities and variable annuities. The new valuation system, which provides for more precise calculations, caused general account reserves to increase by $18,990 and separate account reserves to increase by $914. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

accounts are included in the change in surplus in separate accounts in the 2002 statement of changes in capital and surplus.

During 2002, the Company changed the valuation interest rates assumption for a portion of its universal life business. This caused an increase in reserves of $2,703, which was charged directly to capital and surplus.

9. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus [which aggregates a deficit of $83,990 at December 31, 2004] at the time of such dividend, the maximum payment which may be made in 2005, without the prior approval of insurance regulatory authorities, is $186,434.

During 2003, upon approval of insurance regulatory authorities, the Company paid $300,000 to its parent company. This payment consisted of a dividend of $45,700 and a return of additional paid-in-capital of $254,300.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on expense in accordance with Statement of Financial Accounting Standards No. 87 as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

consecutive years of employment. Pension expense aggregated $1,417, $1,658, and $784 for the years ended December 31, 2004, 2003, and 2002, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $620, $637, and $353 for the years ended December 31, 2004, 2003, and 2002, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2004, 2003, and 2002 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $172, $166, and $95 for the years ended December 31, 2004, 2003, and 2002, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2004, 2003 and 2002, the Company sold $23,460, $22,970, and $11,172, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $35,941, $72,287, and $61,826, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate. During 2004, 2003, and 2002, the Company paid net interest of $1,042, $985, and $737, respectively, to affiliates.

During 2004, the Company received capital contributions from AEGON and TALIAC of $424,830 and $65,170, respectively. During 2003, the Company distributed a dividend to its parent consisting of $45,700 of common stock and $254,300 of cash, and received a cash capital contribution of $200,000 that was accrued in 2002. During 2003 and 2002, the Company received a capital contribution of $80,000 and $230,000, respectively, in cash from its parent. In addition, in 2002, the Company issued a surplus note of $575,000 in exchange for cash.

At December 31, 2004 the Company reported $47,800 short-term notes receivable from Monumental Life Insurance Company, an affiliate, which is due December 23, 2005. At December 31, 2003, the Company did not have any net short-term notes receivable from an affiliate outstanding. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $236,425 and $226,770 at December 31, 2004 and 2003, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $2,159,379 as of December 31, 2004. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2004, the Company has pledged invested assets with a carrying value and market value of $1,531,589 and $1,569,807, respectively, in conjunction with these transactions.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. The additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

December 31, 2004 and 2003, the value of securities loaned amounted to $682,627 and $1,032,994, respectively.

The Company has contingent commitments for $238,735 at December 31, 2004 for joint ventures, partnerships, and limited liability companies.

At December 31, 2004, the Company has mortgage loan commitments of $137,175.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $16,615 and $16,584 and an offsetting premium tax benefit of $7,122 and $7,217 at December 31, 2004 and 2003, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $365, $56, and $(2) for the years ended December 31, 2004, 2003, and 2002, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Reconciliation of Capital and Surplus and Net Loss

The following table reconciles capital and surplus and net income (loss) as reported in the Annual Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

	December 31, 2003	Year Ended December 31, 2003
	Total Capital and Surplus	Net Income
Amounts reported in Annual Statement	$1,375,231	$164,745
Under accrual of life and annuity reserves	—	3,733
Adjustment for reinsurance recoverables	—	199
Other adjustments	—	(233)
Tax effect	—	(1,295)

Amounts reported herein	$1,375,231	$167,149

	December 31, 2002	Year Ended December 31, 2002
	Total Capital and Surplus	Net Loss
Amounts reported in Annual Statement	$1,559,717	$(133,072)
Under accrual of life and annuity reserves	(3,733)	(3,733)
Adjustment for reinsurance recoverables	(1,446)	(199)
Other adjustments	233	233
Tax effect	1,295	1,295

Amounts reported herein	$1,556,066	$(135,476)

There were no reconciling items at December 31, 2004 of for the year than ended.

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2004

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$744,227	$742,178	$744,227
States, municipalities and political subdivisions	1,718,193	1,718,213	1,718,193
Foreign governments	579,846	638,453	579,846
Public utilities	1,472,197	1,550,113	1,472,197
All other corporate bonds	18,863,530	19,432,538	18,863,530
Redeemable preferred stocks	120,241	128,761	120,241

Total fixed maturities	23,498,234	24,210,256	23,498,234
Equity securities
Common stocks:
Banks, trust and insurance	67,850	67,850	67,850
Industrial, miscellaneous and all other	86,091	96,928	96,928

Total equity securities	153,941	164,778	164,778
Mortgage loans on real estate	3,907,422		3,907,422
Real estate	36,753		36,753
Policy loans	79,894		79,894
Other long-term investments	847,895		847,895
Cash and short-term investments	1,083,915		1,083,915

Total investments	$29,608,054		$29,618,891

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2004
Individual life	$3,706,105	$—	$18,815	$1,106,335	$201,726	$557,857	$767,054
Individual health	481,152	11,264	20,082	125,322	25,246	149,813	34,059	$126,384
Group life and health	371,747	3,678	26,400	133,892	20,452	129,869	69,428	222,484
Annuity	14,791,947	—	—	2,317,755	1,128,058	3,724,119	364,062

	$19,350,951	$14,942	$65,297	$3,683,304	$1,375,482	$4,561,658	$1,234,603

Year ended December 31, 2003
Individual life	$3,329,369	$—	$14,877	$545,732	$187,047	$493,127	$267,289
Individual health	393,067	11,590	15,488	117,508	20,776	130,651	40,096	$117,509
Group life and health	332,722	3,728	17,239	142,612	18,989	104,620	62,625	205,244
Annuity	13,786,889	—	—	5,058,195	1,081,065	3,618,528	4,000,983

	$17,842,317	$15,318	$47,604	$5,864,047	$1,307,877	$4,346,926	$4,370,993

Year ended December 31, 2002
Individual life	$2,977,485	$—	$17,934	$529,767	$187,122	$343,087	$386,306
Individual health	311,152	10,930	12,898	101,679	17,851	104,699	32,347	$101,581
Group life and health	278,179	6,481	24,006	129,435	18,939	124,841	46,594	161,257
Annuity	11,857,774	—	—	8,304,909	919,157	5,689,344	3,796,799

	$15,424,590	$17,411	$54,838	$9,065,790	$1,143,069	$6,261,971	$4,262,046

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2004
Life insurance in force	$39,895,407	$8,896,284	$88,961	$31,088,084	0%

Premiums:
Individual life	$1,110,524	$8,401	$4,212	$1,106,335	0%
Individual health	126,384	1,062	—	125,322	0
Group life and health	222,484	88,592	—	133,892	0
Annuity	2,630,485	770,538	457,808	2,317,755	20

	$4,089,877	$868,593	$462,020	$3,683,304	13%

Year ended December 31, 2003
Life insurance in force	$38,955,851	$9,672,433	$90,171	$29,373,589	0%

Premiums:
Individual life	$547,646	$6,022	$4,108	$545,732	1%
Individual health	117,509	929	928	117,508	1
Group life and health	205,242	85,907	23,277	142,612	16
Annuity	5,064,047	150,852	145,000	5,058,195	3

	$5,934,444	$243,710	$173,313	$5,864,047	3%

Year ended December 31, 2002
Life insurance in force	$31,110,497	$4,235,057	$99,989	$26,975,429	1%

Premiums:
Individual life	$581,642	$55,840	$3,965	$529,767	1%
Individual health	101,581	1,054	1,152	101,679	1
Group life and health	161,257	57,179	25,357	129,435	20
Annuity	8,331,047	244,674	218,536	8,304,909	3

	$9,175,527	$358,747	$249,010	$9,065,790	3%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Year Ended December 31, 2004

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Financial Statements

Year Ended December 31, 2004

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the Atlas Portfolio Builder Variable Annuity,

Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Transamerica Life Insurance Company Separate Account VA A, (comprised of the Atlas Balanced Growth, Dreyfus VIF – Developing Leaders, Dreyfus VIF – Appreciation, Dreyfus VIF – Disciplined Stock, Dreyfus VIF – Growth and Income, Dreyfus VIF – Quality Bond, Federated Prime Money Fund II, Federated Capital Income Fund II, Federated High Income Bond Fund II, Templeton Great Companies Global, Janus Growth (A/T), Van Kampen Emerging Growth, Transamerica Equity, Transamerica Small/Midcap Value, Capital Guardian Value, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Asset Allocation – Growth, Asset Allocation – Conservative, Asset Allocation – Moderate, Asset Allocation – Moderate Growth, Transamerica U.S. Government Securities – PAM, AIM V.I. Growth, AIM V.I. Core Equity, AIM V.I. Premier Equity, AllianceBernstein Growth, AllianceBernstein Premier Growth, AllianceBernstein Technology, The Dreyfus Socially Responsible Growth Fund, Inc., Janus Aspen – Mid Cap Growth, Janus Aspen – Balanced, Janus Aspen – Growth, Janus Aspen – International Growth, and Janus Aspen – Worldwide Growth subaccounts), which are available for investment by contract owners of the Atlas Portfolio Builder Variable Annuity, as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

1

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Life Insurance Company Separate Account VA A which are available for investment by contract owners of the Atlas Portfolio Builder Variable Annuity at December 31, 2004, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

January 31, 2005

2

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2004

	Atlas Balanced Growth Subaccount	Dreyfus VIF- Developing Leaders Subaccount	Dreyfus VIF- Appreciation Subaccount	Dreyfus VIF- Disciplined Stock Subaccount	Dreyfus VIF- Growth and Income Subaccount
Assets
Investment in securities:
Number of shares	1,848,330.398	136,963.649	185,605.226	351,084.152	181,068.197

Cost	$19,870,927	$4,949,064	$6,906,128	$8,801,846	$4,165,459

Investments in mutual funds, at net asset value	$19,444,436	$5,690,840	$6,600,122	$7,348,191	$3,874,859
Receivable for units sold	183	2	2	—	—

Total assets	19,444,619	5,690,842	6,600,124	7,348,191	3,874,859

Liabilities
Payable for units redeemed	—	—	—	4	—

	$19,444,619	$5,690,842	$6,600,124	$7,348,187	$3,874,859

Net Assets:
Deferred annuity contracts terminable by owners	$19,444,619	$5,690,842	$6,600,124	$7,348,187	$3,874,859

Total net assets	$19,444,619	$5,690,842	$6,600,124	$7,348,187	$3,874,859

Accumulation units outstanding:
M&E - 1.40%	14,631,257	4,421,772	5,143,543	6,511,822	3,554,098

M&E - 1.60%	259,786	17,537	56,914	—	18,498

Accumulation unit value:
M&E - 1.40%	$1.306093	$1.281457	$1.269804	$1.128438	$1.083644

M&E - 1.60%	$1.288897	$1.398827	$1.209417	$1.250505	$1.269452

See accompanying notes.

3

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2004

	Dreyfus VIF- Quality Bond Subaccount	Federated Prime Money Fund II Subaccount	Federated Capital Income Fund II Subaccount	Federated High Income Bond Fund II Subaccount	Templeton Great Companies Global Subaccount
Assets
Investment in securities:
Number of shares	908,965.824	598,138.850	177,795.508	392,929.154	561,941.204

Cost	$10,489,221	$598,139	$1,906,911	$2,998,779	$17,069,503

Investments in mutual funds, at net asset value	$10,371,300	$598,139	$1,577,046	$3,222,019	$9,940,740
Receivable for units sold	—	—	5	—	—

Total assets	10,371,300	598,139	1,577,051	3,222,019	9,940,740

Liabilities
Payable for units redeemed	3	—	—	4	10

	$10,371,297	$598,139	$1,577,051	$3,222,015	$9,940,730

Net Assets:
Deferred annuity contracts terminable by owners	$10,371,297	$598,139	$1,577,051	$3,222,015	$9,940,730

Total net assets	$10,371,297	$598,139	$1,577,051	$3,222,015	$9,940,730

Accumulation units outstanding:
M&E - 1.40%	7,581,391	523,219	1,650,975	2,573,676	8,150,244

M&E - 1.60%	40,847	82,857	33,161	60,540	—

Accumulation unit value:
M&E - 1.40%	$1.362468	$0.987123	$0.929557	$1.223754	$1.219685

M&E - 1.60%	$1.025632	$0.985516	$1.277888	$1.197038	$0.000000

See accompanying notes.

4

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2004

	Janus Growth (A/T) Subaccount	Van Kampen Emerging Growth Subaccount	Transamerica Equity Subaccount	Transamerica Small/MidCap Value Subaccount	Capital Guardian Value Subaccount
Assets
Investment in securities:
Number of shares	469,509.747	380,486.860	29,737.459	407,635.833	189,559.865

Cost	$29,682,503	$11,842,661	$550,327	$4,784,096	$3,087,911

Investments in mutual funds, at net asset value	$16,381,195	$6,791,690	$620,918	$6,905,351	$3,842,378
Receivable for units sold	—	—	—	—	—

Total assets	16,381,195	6,791,690	620,918	6,905,351	3,842,378

Liabilities
Payable for units redeemed	1	11	4	1	2

	$16,381,194	$6,791,679	$620,914	$6,905,350	$3,842,376

Net Assets:
Deferred annuity contracts terminable by owners	$16,381,194	$6,791,679	$620,914	$6,905,350	$3,842,376

Total net assets	$16,381,194	$6,791,679	$620,914	$6,905,350	$3,842,376

Accumulation units outstanding:
M&E - 1.40%	641,366	5,210,234	1,126,669	1,690,419	1,369,845

M&E - 1.60%	—	239	3,971	—	34,998

Accumulation unit value:
M&E - 1.40%	$25.541101	$1.303469	$0.546441	$4.084993	$2.767270

M&E - 1.60%	$1.371169	$1.256014	$1.323571	$0.000000	$1.475645

See accompanying notes.

5

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2004

	T. Rowe Price Equity Income Subaccount	T. Rowe Price Growth Stock Subaccount	Asset Allocation- Growth Subaccount	Asset Allocation- Conservative Subaccount	Asset Allocation- Moderate Subaccount
Assets
Investment in securities:
Number of shares	649,024.317	659,306.751	150,701.238	343,170.012	284,376.431

Cost	$11,648,787	$14,772,617	$1,643,080	$3,790,991	$3,183,753

Investments in mutual funds, at net asset value	$13,837,198	$14,260,805	$1,817,457	$4,131,767	$3,440,955
Receivable for units sold	—	1	1	—	—

Total assets	13,837,198	14,260,806	1,817,458	4,131,767	3,440,955

Liabilities
Payable for units redeemed	8	—	—	11	5

	$13,837,190	$14,260,806	$1,817,458	$4,131,756	$3,440,950

Net Assets:
Deferred annuity contracts terminable by owners	$13,837,190	$14,260,806	$1,817,458	$4,131,756	$3,440,950

Total net assets	$13,837,190	$14,260,806	$1,817,458	$4,131,756	$3,440,950

Accumulation units outstanding:
M&E - 1.40%	4,762,686	4,838,280	1,517,045	3,188,343	2,582,402

M&E - 1.60%	239,034	202,846	30,430	304,352	314,430

Accumulation unit value:
M&E - 1.40%	$2.836258	$2.892491	$1.169884	$1.176448	$1.174865

M&E - 1.60%	$1.376308	$1.311957	$1.402938	$1.251301	$1.294331

See accompanying notes.

6

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2004

	Asset Allocation- Moderate Growth Subaccount	Transamerica U.S. Government Securities-PAM Subaccount	AIM V.I. Growth Subaccount	AIM V.I. Core Equity Subaccount	AIM V.I. Premier Equity Subaccount
Assets
Investment in securities:
Number of shares	182,367.603	0.016	30,380.500	64,259.940	50,037.204

Cost	$1,916,015	$—	$548,363	$1,348,312	$1,151,741

Investments in mutual funds, at net asset value	$2,221,237	$—	$487,607	$1,452,275	$1,065,792
Receivable for units sold	1	—	—	—	—

Total assets	2,221,238	—	487,607	1,452,275	1,065,792

Liabilities
Payable for units redeemed	—	—	—	8	1

	$2,221,238	$—	$487,607	$1,452,267	$1,065,791

Net Assets:
Deferred annuity contracts terminable by owners	$2,221,238	$—	$487,607	$1,452,267	$1,065,791

Total net assets	$2,221,238	$—	$487,607	$1,452,267	$1,065,791

Accumulation units outstanding:
M&E - 1.40%	1,721,871	—	1,083,436	1,236,456	1,023,199

M&E - 1.60%	141,226	—	—	—	—

Accumulation unit value:
M&E - 1.40%	$1.179485	$1.025525	$0.450056	$1.174540	$1.041626

M&E - 1.60%	$1.347605	$1.023179	$1.309065	$1.296665	$1.226382

See accompanying notes.

7

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2004

	AllianceBernstein Growth Subaccount	AllianceBernstein Premier Growth Subaccount	AllianceBernstein Technology Subaccount	The Dreyfus Socially Responsible Growth Fund, Inc. Subaccount
Assets
Investment in securities:
Number of shares	31,289.583	80,705.660	62,824.375	14,009.356

Cost	$530,425	$2,133,560	$996,518	$338,873

Investments in mutual funds, at net asset value	$564,777	$1,865,108	$947,392	$352,615
Receivable for units sold	—	—	—	4

Total assets	564,777	1,865,108	947,392	352,619

Liabilities
Payable for units redeemed	8	1	2	—

	$564,769	$1,865,107	$947,390	$352,619

Net Assets:
Deferred annuity contracts terminable by owners	$564,769	$1,865,107	$947,390	$352,619

Total net assets	$564,769	$1,865,107	$947,390	$352,619

Accumulation units outstanding:
M&E - 1.40%	867,960	3,286,556	2,357,601	579,287

M&E - 1.60%	—	—	1,753	—

Accumulation unit value:
M&E - 1.40%	$0.650686	$0.567496	$0.400832	$0.608712

M&E - 1.60%	$1.403977	$1.225117	$1.362299	$1.250259

See accompanying notes.

8

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2004

	Janus Aspen- Mid Cap Growth Subaccount	Janus Aspen- Balanced Subaccount	Janus Aspen- Growth Subaccount	Janus Aspen- International Growth Subaccount	Janus Aspen- Worldwide Growth Subaccount
Assets
Investment in securities:
Number of shares	66,394.688	254,432.221	80,301.338	94,409.215	43,968.379

Cost	$1,856,257	$5,822,729	$1,847,694	$2,469,347	$1,153,877

Investments in mutual funds, at net asset value	$1,683,769	$6,421,869	$1,593,179	$2,543,384	$1,170,438
Receivable for units sold	—	1	2	—	—

Total assets	1,683,769	6,421,870	1,593,181	2,543,384	1,170,438

Liabilities
Payable for units redeemed	2	—	—	3	1

	$1,683,767	$6,421,870	$1,593,181	$2,543,381	$1,170,437

Net Assets:
Deferred annuity contracts terminable by owners	$1,683,767	$6,421,870	$1,593,181	$2,543,381	$1,170,437

Total net assets	$1,683,767	$6,421,870	$1,593,181	$2,543,381	$1,170,437

Accumulation units outstanding:
M&E - 1.40%	3,740,967	6,346,370	2,752,719	3,603,007	1,751,918

M&E - 1.60%	1,922	38,776	6,332	67,300	60,507

Accumulation unit value:
M&E - 1.40%	$0.449324	$1.004789	$0.575923	$0.676344	$0.624061

M&E - 1.60%	$1.488637	$1.163282	$1.236153	$1.582595	$1.274784

See accompanying notes.

9

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2004

	Atlas Balanced Growth Subaccount	Dreyfus VIF- Developing Leaders Subaccount	Dreyfus VIF- Appreciation Subaccount	Dreyfus VIF- Disciplined Stock Subaccount
Net investment income (loss)
Income:
Dividends	$144,370	$10,754	$109,067	$96,877
Expenses:
Administrative, mortality and expense risk charge	236,867	73,342	95,314	108,031

Net investment income (loss)	(92,497)	(62,588)	13,753	(11,154)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	2,006,433	679,944	999,595	1,490,187
Cost of investments sold	2,244,617	683,115	1,102,466	1,870,819

Net realized capital gains (losses) on investments	(238,184)	(3,171)	(102,871)	(380,632)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(2,261,181)	195,924	(620,142)	(2,287,796)
End of period	(426,491)	741,776	(306,006)	(1,453,655)

Net change in unrealized appreciation/depreciation of investments	1,834,690	545,852	314,136	834,141

Net realized and unrealized capital gains (losses) on investments	1,596,506	542,681	211,265	453,509

Increase (decrease) in net assets from operations	$1,504,009	$480,093	$225,018	$442,355

See accompanying notes.

10

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2004

	Dreyfus VIF- Growth and Income Subaccount	Dreyfus VIF- Quality Bond Subaccount	Federated Prime Money Fund II Subaccount	Federated Capital Income Fund II Subaccount
Net investment income (loss)
Income:
Dividends	$48,104	$440,749	$4,416	$72,042
Expenses:
Administrative, mortality and expense risk charge	55,203	152,078	6,523	22,566

Net investment income (loss)	(7,099)	288,671	(2,107)	49,476

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	724,430	2,868,155	2,007,012	447,201
Cost of investments sold	868,200	2,936,529	2,007,012	749,550

Net realized capital gains (losses) on investments	(143,770)	(68,374)	—	(302,349)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(654,443)	(86,192)	—	(713,761)
End of period	(290,600)	(117,921)	—	(329,865)

Net change in unrealized appreciation/depreciation of investments	363,843	(31,729)	—	383,896

Net realized and unrealized capital gains (losses) on investments	220,073	(100,103)	—	81,547

Increase (decrease) in net assets from operations	$212,974	$188,568	$(2,107)	$131,023

See accompanying notes.

11

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2004

	Federated High Income Bond Fund II Subaccount	Templeton Great Companies Global Subaccount	Janus Growth (A/T) Subaccount	Van Kampen Emerging Growth Subaccount
Net investment income (loss)
Income:
Dividends	$209,125	$—	$—	$—
Expenses:
Administrative, mortality and expense risk charge	41,615	138,836	227,257	97,852

Net investment income (loss)	167,510	(138,836)	(227,257)	(97,852)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	640,399	1,500,134	3,133,371	1,245,232
Cost of investments sold	769,552	3,918,194	7,667,635	3,703,287

Net realized capital gains (losses) on investments	(129,153)	(2,418,060)	(4,534,264)	(2,458,055)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	5,967	(10,366,752)	(20,123,974)	(7,957,695)
End of period	223,240	(7,128,763)	(13,301,308)	(5,050,971)

Net change in unrealized appreciation/depreciation of investments	217,273	3,237,989	6,822,666	2,906,724

Net realized and unrealized capital gains (losses) on investments	88,120	819,929	2,288,402	448,669

Increase (decrease) in net assets from operations	$255,630	$681,093	$2,061,145	$350,817

See accompanying notes.

12

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2004

	Transamerica Equity Subaccount(1)	Transamerica Small/MidCap Value Subaccount	Capital Guardian Value Subaccount	T. Rowe Price Equity Income Subaccount
Net investment income (loss)
Income:
Dividends	$—	$—	$35,503	$158,117
Expenses:
Administrative, mortality and expense risk charge	4,408	94,398	46,323	167,691

Net investment income (loss)	(4,408)	(94,398)	(10,820)	(9,574)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	84,314
Proceeds from sales	53,494	1,206,503	399,462	932,992
Cost of investments sold	53,442	1,043,499	376,767	889,629

Net realized capital gains (losses) on investments	52	163,004	22,695	127,677

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	1,285,777	287,177	753,050
End of period	70,591	2,121,255	754,467	2,188,411

Net change in unrealized appreciation/depreciation of investments	70,591	835,478	467,290	1,435,361

Net realized and unrealized capital gains (losses) on investments	70,643	998,482	489,985	1,563,038

Increase (decrease) in net assets from operations	$66,235	$904,084	$479,165	$1,553,464

See accompanying notes.

13

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2004

	T. Rowe Price Growth Stock Subaccount	Asset Allocation- Growth Subaccount	Asset Allocation- Conservative Subaccount	Asset Allocation- Moderate Subaccount
Net investment income (loss)
Income:
Dividends	$19,347	$582	$8,770	$4,935
Expenses:
Administrative, mortality and expense risk charge	184,341	9,432	33,145	25,422

Net investment income (loss)	(164,994)	(8,850)	(24,375)	(20,487)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	5,830	35,421	16,209
Proceeds from sales	1,153,576	35,969	273,110	395,569
Cost of investments sold	1,501,964	26,199	217,809	298,144

Net realized capital gains (losses) on investments	(348,388)	15,600	90,722	113,634

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(2,091,225)	42,217	162,847	114,933
End of period	(511,812)	174,377	340,776	257,202

Net change in unrealized appreciation/depreciation of investments	1,579,413	132,160	177,929	142,269

Net realized and unrealized capital gains (losses) on investments	1,231,025	147,760	268,651	255,903

Increase (decrease) in net assets from operations	$1,066,031	$138,910	$244,276	$235,416

See accompanying notes.

14

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2004

	Asset Allocation- Moderate Growth Subaccount	Transamerica U.S. Government Securities-PAM Subaccount	AIM V.I. Growth Subaccount	AIM V.I. Core Equity Subaccount
Net investment income (loss)
Income:
Dividends	$2,976	$—	$—	$14,237
Expenses:
Administrative, mortality and expense risk charge	18,946	—	7,036	20,998

Net investment income (loss)	(15,970)	—	(7,036)	(6,761)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	10,135	—	—	—
Proceeds from sales	78,530	—	108,343	279,822
Cost of investments sold	64,133	—	189,686	341,273

Net realized capital gains (losses) on investments	24,532	—	(81,343)	(61,451)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	95,068	—	(180,003)	(70,727)
End of period	305,222	—	(60,756)	103,963

Net change in unrealized appreciation/depreciation of investments	210,154	—	119,247	174,690

Net realized and unrealized capital gains (losses) on investments	234,686	—	37,904	113,239

Increase (decrease) in net assets from operations	$218,716	$—	$30,868	$106,478

See accompanying notes.

15

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2004

	AIM V.I. Premier Equity Subaccount	AllianceBernstein Growth Subaccount	AllianceBernstein Premier Growth Subaccount
Net investment income (loss)
Income:
Dividends	$4,820	$—	$—
Expenses:
Administrative, mortality and expense risk charge	15,043	6,795	24,549

Net investment income (loss)	(10,223)	(6,795)	(24,549)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	161,879	89,784	171,301
Cost of investments sold	206,255	140,183	271,296

Net realized capital gains (losses) on investments	(44,376)	(50,399)	(99,995)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(181,394)	(84,757)	(512,116)
End of period	(85,949)	34,352	(268,452)

Net change in unrealized appreciation/depreciation of investments	95,445	119,109	243,664

Net realized and unrealized capital gains (losses) on investments	51,069	68,710	143,669

Increase (decrease) in net assets from operations	$40,846	$61,915	$119,120

See accompanying notes.

16

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2004

	AllianceBernstein Technology Subaccount	The Dreyfus Socially Responsible Growth Fund, Inc. Subaccount	Janus Aspen- Mid Cap Growth Subaccount	Janus Aspen- Balanced Subaccount
Net investment income (loss)
Income:
Dividends	$—	$1,362	$—	$139,146
Expenses:
Administrative, mortality and expense risk charge	13,431	4,824	18,487	91,023

Net investment income (loss)	(13,431)	(3,462)	(18,487)	48,123

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	268,520	35,398	296,362	1,298,247
Cost of investments sold	510,533	46,984	747,036	1,277,457

Net realized capital gains (losses) on investments	(242,013)	(11,586)	(450,674)	20,790

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(335,699)	(16,717)	(885,281)	247,492
End of period	(49,126)	13,742	(172,488)	599,140

Net change in unrealized appreciation/depreciation of investments	286,573	30,459	712,793	351,648

Net realized and unrealized capital gains (losses) on investments	44,560	18,873	262,119	372,438

Increase (decrease) in net assets from operations	$31,129	$15,411	$243,632	$420,561

See accompanying notes.

17

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2004

	Janus Aspen- Growth Subaccount	Janus Aspen- International Growth Subaccount	Janus Aspen- Worldwide Growth Subaccount
Net investment income (loss)
Income:
Dividends	$—	$18,655	$10,426
Expenses:
Administrative, mortality and expense risk charge	22,286	29,414	15,898

Net investment income (loss)	(22,286)	(10,759)	(5,472)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	266,408	271,186	79,504
Cost of investments sold	413,914	407,319	106,720

Net realized capital gains (losses) on investments	(147,506)	(136,133)	(27,216)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(462,770)	(413,464)	(45,306)
End of period	(254,515)	74,037	16,561

Net change in unrealized appreciation/depreciation of investments	208,255	487,501	61,867

Net realized and unrealized capital gains (losses) on investments	60,749	351,368	34,651

Increase (decrease) in net assets from operations	$38,463	$340,609	$29,179

See accompanying notes.

18

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Atlas Balanced Growth Subaccount		Dreyfus VIF-Developing Leaders Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(92,497)	$(60,769)	$(62,588)	$(56,231)
Net realized capital gains (losses) on investments	(238,184)	(447,391)	(3,171)	(450,432)
Net change in unrealized appreciation/depreciation of investments	1,834,690	3,310,406	545,852	1,613,542

Increase (decrease) in net assets from operations	1,504,009	2,802,246	480,093	1,106,879

Contract transactions
Net contract purchase payments	3,061,575	268,424	352,338	106,257
Transfer payments from (to) other subaccounts or general account	211,964	(185,034)	356,168	420,560
Contract terminations, withdrawals, and other deductions	(1,702,842)	(1,329,802)	(543,765)	(337,467)
Contract maintenance charges	(1,683)	(19)	(607)	(237)

Increase (decrease) in net assets from contract transactions	1,569,014	(1,246,431)	164,134	189,113

Net increase (decrease) in net assets	3,073,023	1,555,815	644,227	1,295,992

Net assets:
Beginning of the period	16,371,596	14,815,781	5,046,615	3,750,623

End of the period	$19,444,619	$16,371,596	$5,690,842	$5,046,615

See accompanying notes.

19

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Dreyfus VIF-Appreciation Subaccount		Dreyfus VIF-Disciplined Stock Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$13,753	$1,991	$(11,154)	$(42,089)
Net realized capital gains (losses) on investments	(102,871)	(227,756)	(380,632)	(422,424)
Net change in unrealized appreciation/depreciation of investments	314,136	1,349,191	834,141	1,956,204

Increase (decrease) in net assets from operations	225,018	1,123,426	442,355	1,491,691

Contract transactions
Net contract purchase payments	196,556	127,185	103,311	43,678
Transfer payments from (to) other subaccounts or general account	(115,859)	(62,280)	(480,264)	(284,901)
Contract terminations, withdrawals, and other deductions	(688,690)	(469,708)	(888,004)	(513,015)
Contract maintenance charges	(356)	(76)	(249)	(45)

Increase (decrease) in net assets from contract transactions	(608,349)	(404,879)	(1,265,206)	(754,283)

Net increase (decrease) in net assets	(383,331)	718,547	(822,851)	737,408

Net assets:
Beginning of the period	6,983,455	6,264,908	8,171,038	7,433,630

End of the period	$6,600,124	$6,983,455	$7,348,187	$8,171,038

See accompanying notes.

20

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Dreyfus VIF-Growth and Income Subaccount		Dreyfus VIF-Quality Bond Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(7,099)	$(19,898)	$288,671	$329,276
Net realized capital gains (losses) on investments	(143,770)	(195,745)	(68,374)	404,172
Net change in unrealized appreciation/depreciation of investments	363,843	1,029,491	(31,729)	(292,967)

Increase (decrease) in net assets from operations	212,974	813,848	188,568	440,481

Contract transactions
Net contract purchase payments	95,980	55,682	348,989	990,075
Transfer payments from (to) other subaccounts or general account	12,580	120,565	(1,217,412)	(202,655)
Contract terminations, withdrawals, and other deductions	(522,927)	(361,893)	(1,207,646)	(1,177,388)
Contract maintenance charges	(122)	(16)	(686)	(83)

Increase (decrease) in net assets from contract transactions	(414,489)	(185,662)	(2,076,755)	(390,051)

Net increase (decrease) in net assets	(201,515)	628,186	(1,888,187)	50,430

Net assets:
Beginning of the period	4,076,374	3,448,188	12,259,484	12,209,054

End of the period	$3,874,859	$4,076,374	$10,371,297	$12,259,484

See accompanying notes.

21

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Federated Prime Money Fund II Subaccount		Federated Capital Income Fund II Subaccount
	2004	2003(1)	2004	2003
Operations
Net investment income (loss)	$(2,107)	$(2,352)	$49,476	$76,379
Net realized capital gains (losses) on investments	—	—	(302,349)	(221,399)
Net change in unrealized appreciation/depreciation of investments	—	—	383,896	408,478

Increase (decrease) in net assets from operations	(2,107)	(2,352)	131,023	263,458

Contract transactions
Net contract purchase payments	704,045	190,883	144,678	108,312
Transfer payments from (to) other subaccounts or general account	254,333	303,922	(172,607)	(30,628)
Contract terminations, withdrawals, and other deductions	(452,757)	(397,783)	(167,024)	(154,805)
Contract maintenance charges	(45)	—	(21)	—

Increase (decrease) in net assets from contract transactions	505,576	97,022	(194,974)	(77,121)

Net increase (decrease) in net assets	503,469	94,670	(63,951)	186,337

Net assets:
Beginning of the period	94,670	—	1,641,002	1,454,665

End of the period	$598,139	$94,670	$1,577,051	$1,641,002

See accompanying notes.

22

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Federated High Income Bond Fund II Subaccount		Templeton Great Companies Global Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$167,510	$131,099	$(138,836)	$(136,132)
Net realized capital gains (losses) on investments	(129,153)	(149,121)	(2,418,060)	(3,239,395)
Net change in unrealized appreciation/depreciation of investments	217,273	473,349	3,237,989	5,274,729

Increase (decrease) in net assets from operations	255,630	455,327	681,093	1,899,202

Contract transactions
Net contract purchase payments	428,986	303,986	181,955	21,535
Transfer payments from (to) other subaccounts or general account	313,914	347,819	(492,813)	(1,163,011)
Contract terminations, withdrawals, and other deductions	(617,241)	(297,365)	(774,794)	(707,365)
Contract maintenance charges	(150)	(27)	(392)	(88)

Increase (decrease) in net assets from contract transactions	125,509	354,413	(1,086,044)	(1,848,929)

Net increase (decrease) in net assets	381,139	809,740	(404,951)	50,273

Net assets:
Beginning of the period	2,840,876	2,031,136	10,345,681	10,295,408

End of the period	$3,222,015	$2,840,876	$9,940,730	$10,345,681

See accompanying notes.

23

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Janus Growth (A/T) Subaccount		Van Kampen Emerging Growth Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(227,257)	$(223,278)	$(97,852)	$(92,057)
Net realized capital gains (losses) on investments	(4,534,264)	(6,691,385)	(2,458,055)	(3,036,189)
Net change in unrealized appreciation/depreciation of investments	6,822,666	11,091,569	2,906,724	4,661,049

Increase (decrease) in net assets from operations	2,061,145	4,176,906	350,817	1,532,803

Contract transactions
Net contract purchase payments	117,898	54,006	117,794	123,592
Transfer payments from (to) other subaccounts or general account	(1,611,364)	(1,334,893)	(556,243)	(284,712)
Contract terminations, withdrawals, and other deductions	(1,331,964)	(1,585,081)	(475,811)	(343,135)
Contract maintenance charges	(271)	(62)	(440)	(51)

Increase (decrease) in net assets from contract transactions	(2,825,701)	(2,866,030)	(914,700)	(504,306)

Net increase (decrease) in net assets	(764,556)	1,310,876	(563,883)	1,028,497

Net assets:
Beginning of the period	17,145,750	15,834,874	7,355,562	6,327,065

End of the period	$16,381,194	$17,145,750	$6,791,679	$7,355,562

See accompanying notes.

24

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Transamerica Equity Subaccount		Transamerica Small/MidCap Value Subaccount
	2004(1)	2003	2004	2003
Operations
Net investment income (loss)	$(4,408)	$—	$(94,398)	$(65,385)
Net realized capital gains (losses) on investments	52	—	163,004	(745,378)
Net change in unrealized appreciation/depreciation of investments	70,591	—	835,478	3,894,180

Increase (decrease) in net assets from operations	66,235	—	904,084	3,083,417

Contract transactions
Net contract purchase payments	77,405	—	261,758	54,895
Transfer payments from (to) other subaccounts or general account	491,871	—	(10,359)	78,629
Contract terminations, withdrawals, and other deductions	(14,552)	—	(791,176)	(585,220)
Contract maintenance charges	(45)	—	(404)	(100)

Increase (decrease) in net assets from contract transactions	554,679	—	(540,181)	(451,796)

Net increase (decrease) in net assets	620,914	—	363,903	2,631,621

Net assets:
Beginning of the period	—	—	6,541,447	3,909,826

End of the period	$620,914	$—	$6,905,350	$6,541,447

See accompanying notes.

25

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Capital Guardian Value Subaccount		T. Rowe Price Equity Income Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(10,820)	$(14,725)	$(9,574)	$(61,446)
Net realized capital gains (losses) on investments	22,695	(57,707)	127,677	(238,451)
Net change in unrealized appreciation/ depreciation of investments	467,290	785,934	1,435,361	2,327,768

Increase (decrease) in net assets from operations	479,165	713,502	1,553,464	2,027,871

Contract transactions
Net contract purchase payments	231,404	74,636	1,222,253	352,895
Transfer payments from (to) other subaccounts or general account	411,222	145,050	1,328,697	1,050,809
Contract terminations, withdrawals, and other deductions	(257,097)	(169,016)	(1,107,656)	(1,025,852)
Contract maintenance charges	(489)	(30)	(960)	(166)

Increase (decrease) in net assets from contract transactions	385,040	50,640	1,442,334	377,686

Net increase (decrease) in net assets	864,205	764,142	2,995,798	2,405,557

Net assets:
Beginning of the period	2,978,171	2,214,029	10,841,392	8,435,835

End of the period	$3,842,376	$2,978,171	$13,837,190	$10,841,392

See accompanying notes.

26

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	T. Rowe Price Growth Stock Subaccount		Asset Allocation-Growth Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(164,994)	$(131,501)	$(8,850)	$(1,462)
Net realized capital gains (losses) on investments	(348,388)	(528,246)	15,600	217
Net change in unrealized appreciation/depreciation of investments	1,579,413	3,218,453	132,160	42,858

Increase (decrease) in net assets from operations	1,066,031	2,558,706	138,910	41,613

Contract transactions
Net contract purchase payments	1,033,748	286,328	1,013,375	107,499
Transfer payments from (to) other subaccounts or general account	648,271	1,400,076	371,720	169,592
Contract terminations, withdrawals, and other deductions	(994,544)	(694,886)	(38,061)	(1,746)
Contract maintenance charges	(1,662)	(277)	(16)	—

Increase (decrease) in net assets from contract transactions	685,813	991,241	1,347,018	275,345

Net increase (decrease) in net assets	1,751,844	3,549,947	1,485,928	316,958

Net assets:
Beginning of the period	12,508,962	8,959,015	331,530	14,572

End of the period	$14,260,806	$12,508,962	$1,817,458	$331,530

See accompanying notes.

27

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Asset Allocation-Conservative Subaccount		Asset Allocation-Moderate Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(24,375)	$(9,493)	$(20,487)	$(6,471)
Net realized capital gains (losses) on investments	90,722	206	113,634	871
Net change in unrealized appreciation/depreciation of investments	177,929	164,452	142,269	119,404

Increase (decrease) in net assets from operations	244,276	155,165	235,416	113,804

Contract transactions
Net contract purchase payments	1,803,690	260,938	1,187,918	100,702
Transfer payments from (to) other subaccounts or general account	1,213,165	279,547	1,274,370	364,244
Contract terminations, withdrawals, and other deductions	(160,366)	(2,017)	(61,434)	(17,823)
Contract maintenance charges	(406)	(172)	(55)	(31)

Increase (decrease) in net assets from contract transactions	2,856,083	538,296	2,400,799	447,092

Net increase (decrease) in net assets	3,100,359	693,461	2,636,215	560,896

Net assets:
Beginning of the period	1,031,397	337,936	804,735	243,839

End of the period	$4,131,756	$1,031,397	$3,440,950	$804,735

See accompanying notes.

28

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Asset Allocation-Moderate Growth Subaccount		Transamerica U.S. Government Securities-PAM Subaccount
	2004	2003	2004	2003(1)
Operations
Net investment income (loss)	$(15,970)	$(4,798)	$—	$—
Net realized capital gains (losses) on investments	24,532	(295)	—	1
Net change in unrealized appreciation/ depreciation of investments	210,154	101,925	—	—

Increase (decrease) in net assets from operations	218,716	96,832	—	1

Contract transactions
Net contract purchase payments	478,279	9,256	—	—
Transfer payments from (to) other subaccounts or general account	909,195	384,669	—	200
Contract terminations, withdrawals, and other deductions	(69,060)	(8,166)	—	(201)
Contract maintenance charges	(118)	—	—	—

Increase (decrease) in net assets from contract transactions	1,318,296	385,759	—	(1)

Net increase (decrease) in net assets	1,537,012	482,591	—	—

Net assets:
Beginning of the period	684,226	201,635	—	—

End of the period	$2,221,238	$684,226	$—	$—

See accompanying notes.

29

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	AIM V.I. Growth Subaccount		AIM V.I. Core Equity Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(7,036)	$(6,292)	$(6,761)	$(5,870)
Net realized capital gains (losses) on investments	(81,343)	(152,458)	(61,451)	(162,743)
Net change in unrealized appreciation/depreciation of investments	119,247	276,313	174,690	467,114

Increase (decrease) in net assets from operations	30,868	117,563	106,478	298,501

Contract transactions
Net contract purchase payments	13,042	7,671	34,227	46,726
Transfer payments from (to) other subaccounts or general account	(29,482)	(40,508)	(82,453)	(940)
Contract terminations, withdrawals, and other deductions	(31,964)	(15,759)	(168,056)	(170,520)
Contract maintenance charges	(63)	(21)	(38)	(26)

Increase (decrease) in net assets from contract transactions	(48,467)	(48,617)	(216,320)	(124,760)

Net increase (decrease) in net assets	(17,599)	68,946	(109,842)	173,741

Net assets:
Beginning of the period	505,206	436,260	1,562,109	1,388,368

End of the period	$487,607	$505,206	$1,452,267	$1,562,109

See accompanying notes.

30

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	AIM V.I. Premier Equity Subaccount		AllianceBernstein Growth Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(10,223)	$(11,655)	$(6,795)	$(4,271)
Net realized capital gains (losses) on investments	(44,376)	(155,599)	(50,399)	(34,324)
Net change in unrealized appreciation/depreciation of investments	95,445	388,559	119,109	122,880

Increase (decrease) in net assets from operations	40,846	221,305	61,915	84,285

Contract transactions
Net contract purchase payments	54,332	25,419	59,015	9,635
Transfer payments from (to) other subaccounts or general account	(32,092)	(88,473)	47,138	77,054
Contract terminations, withdrawals, and other deductions	(102,760)	(92,876)	(31,228)	(3,072)
Contract maintenance charges	(89)	(6)	(33)	—

Increase (decrease) in net assets from contract transactions	(80,609)	(155,936)	74,892	83,617

Net increase (decrease) in net assets	(39,763)	65,369	136,807	167,902

Net assets:
Beginning of the period	1,105,554	1,040,185	427,962	260,060

End of the period	$1,065,791	$1,105,554	$564,769	$427,962

See accompanying notes.

31

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	AllianceBernstein Premier Growth Subaccount		AllianceBernstein Technology Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(24,549)	$(22,502)	$(13,431)	$(10,558)
Net realized capital gains (losses) on investments	(99,995)	(179,239)	(242,013)	(149,352)
Net change in unrealized appreciation/depreciation of investments	243,664	522,137	286,573	422,426

Increase (decrease) in net assets from operations	119,120	320,396	31,129	262,516

Contract transactions
Net contract purchase payments	48,454	37,795	82,792	20,783
Transfer payments from (to) other subaccounts or general account	(24,465)	42,953	39,482	20,000
Contract terminations, withdrawals, and other deductions	(87,081)	(82,906)	(137,949)	(15,967)
Contract maintenance charges	(146)	(26)	(65)	(6)

Increase (decrease) in net assets from contract transactions	(63,238)	(2,184)	(15,740)	24,810

Net increase (decrease) in net assets	55,882	318,212	15,389	287,326

Net assets:
Beginning of the period	1,809,225	1,491,013	932,001	644,675

End of the period	$1,865,107	$1,809,225	$947,390	$932,001

See accompanying notes.

32

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	The Dreyfus Socially Responsible Growth Fund, Inc. Subaccount		Janus Aspen-Mid Cap Growth Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(3,462)	$(3,565)	$(18,487)	$(12,918)
Net realized capital gains (losses) on investments	(11,586)	(71,485)	(450,674)	(301,303)
Net change in unrealized appreciation/depreciation of investments	30,459	136,328	712,793	575,879

Increase (decrease) in net assets from operations	15,411	61,278	243,632	261,658

Contract transactions
Net contract purchase payments	35,604	25,521	61,205	23,755
Transfer payments from (to) other subaccounts or general account	(16,568)	3,728	294,826	62,794
Contract terminations, withdrawals, and other deductions	(6,352)	(28,950)	(72,237)	(40,553)
Contract maintenance charges	—	—	(83)	—

Increase (decrease) in net assets from contract transactions	12,684	299	283,711	45,996

Net increase (decrease) in net assets	28,095	61,577	527,343	307,654

Net assets:
Beginning of the period	324,524	262,947	1,156,424	848,770

End of the period	$352,619	$324,524	$1,683,767	$1,156,424

See accompanying notes.

33

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Janus Aspen-Balanced Subaccount		Janus Aspen-Growth Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$48,123	$29,083	$(22,286)	$(21,323)
Net realized capital gains (losses) on investments	20,790	(95,606)	(147,506)	(224,203)
Net change in unrealized appreciation/depreciation of investments	351,648	832,400	208,255	645,497

Increase (decrease) in net assets from operations	420,561	765,877	38,463	399,971

Contract transactions
Net contract purchase payments	199,087	439,980	23,856	14,402
Transfer payments from (to) other subaccounts or general account	(672,046)	2,280	(55,168)	(125,166)
Contract terminations, withdrawals, and other deductions	(437,295)	(328,454)	(108,409)	(62,277)
Contract maintenance charges	(232)	(99)	(154)	—

Increase (decrease) in net assets from contract transactions	(910,486)	113,707	(139,875)	(173,041)

Net increase (decrease) in net assets	(489,925)	879,584	(101,412)	226,930

Net assets:
Beginning of the period	6,911,795	6,032,211	1,694,593	1,467,663

End of the period	$6,421,870	$6,911,795	$1,593,181	$1,694,593

See accompanying notes.

34

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Janus Aspen-International Growth Subaccount		Janus Aspen-Worldwide Growth Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(10,759)	$(6,522)	$(5,472)	$(5,060)
Net realized capital gains (losses) on investments	(136,133)	(232,741)	(27,216)	(72,108)
Net change in unrealized appreciation/depreciation of investments	487,501	688,016	61,867	274,497

Increase (decrease) in net assets from operations	340,609	448,753	29,179	197,329

Contract transactions
Net contract purchase payments	250,095	38,366	135,596	27,830
Transfer payments from (to) other subaccounts or general account	356,709	(94,146)	10,359	(42,987)
Contract terminations, withdrawals, and other deductions	(199,142)	(64,224)	(39,485)	(37,619)
Contract maintenance charges	(64)	—	(24)	(9)

Increase (decrease) in net assets from contract transactions	407,598	(120,004)	106,446	(52,785)

Net increase (decrease) in net assets	748,207	328,749	135,625	144,544

Net assets:
Beginning of the period	1,795,174	1,466,425	1,034,812	890,268

End of the period	$2,543,381	$1,795,174	$1,170,437	$1,034,812

See accompanying notes.

35

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

1. Organization and Summary of Significant Accounting Policies

Organization

The Transamerica Life Insurance Company Separate Account VA A (the Mutual Fund Account) is a segregated investment account of Transamerica Life Insurance Company (Transamerica Life), an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding Portfolio (the Portfolio) of a Fund. The Mutual Fund contains nine Funds (collectively referred to as the “Funds”). Each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in all but one of these subaccounts is available to contract owners of the Atlas Portfolio Builder Variable Annuity. The Transamerica U.S. Government Securities-Portfolio Asset Manager-Service Class (“PAM”) (formerly known as Transamerica U.S. Government Securities-Safe Fund-Service Class) was added to the Fund portfolio solely to facilitate a contract owner purchase option. If this option is elected, assets are automatically allocated from the contract owner’s other subaccounts into “PAM” when the policy value has dropped relative to the guaranteed amount.

Subaccount Investment by Fund:

Atlas Insurance Trust:

Atlas Balanced Growth Portfolio

Dreyfus VIF - Disciplined Stock Portfolio - Initial Class

Federated High Income Bond Fund II

Dreyfus VIF - Growth and Income Portfolio - Initial Class

Dreyfus VIF - Quality Bond Portfolio - Initial Class

Dreyfus VIF - Developing Leaders Portfolio - Initial Class

Federated Insurance Series:

Federated Capital Income Fund II

Janus Aspen - Mid Cap Growth Portfolio - Service Shares

Janus Aspen Series - Service Shares:

Federated Prime Money Fund II

Asset Allocation - Conservative Portfolio

Templeton Great Companies Global-Initial Class

T. Rowe Price Growth Stock - Initial Class

AIM V.I. Growth Fund - Series 1

Dreyfus Small Cap Value

T. Rowe Price Equity Income - Initial Class

Janus Growth (A/T) - Initial Class

Van Kampen Emerging Growth - Initial Class

AIM Variable Insurance Funds:

Asset Allocation - Moderate Portfolio

Asset Allocation - Moderate Growth Portfolio

Alger Aggressive Growth - Initial Class

Capital Guardian Value - Initial Class

36

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Fund: (continued)

AEGON/Transamerica Series Fund, Inc. (“A/T”):

Asset Allocation - Growth Portfolio

AIM V.I. Core Equity Fund - Series 1

AIM V.I. Premier Equity Fund - Series 1

AllianceBernstein Variable Products Series Fund, Inc. - Class B:

AllianceBernstein Growth Portfolio - Class B

AllianceBernstein Premier Growth Portfolio - Class B

AllianceBernstein Technology Portfolio - Class B

The Dreyfus Socially Responsible Growth Fund, Inc.- Initial Class

Dreyfus Variable Investment Fund - Initial Class:

Dreyfus VIF - Appreciation Portfolio - Initial Class

Janus Aspen - Balanced Portfolio - Service Shares

Janus Aspen - Growth Portfolio - Service Shares

Janus Aspen - International Growth Portfolio - Service Shares

Janus Aspen - Worldwide Growth Portfolio - Service Shares

Janus Aspen-International Growth Portfolio-Service Shares

Janus Aspen-Worldwide Growth Portfolio-Service Shares

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Asset Allocation-Growth	May 1, 2002
Asset Allocation-Conservative	May 1, 2002
Asset Allocation-Moderate	May 1, 2002
Asset Allocation-Moderate Growth	May 1, 2002
Federated Prime Money Fund II	January 3, 2003
Transamerica U.S. Government Securities-PAM	November 3, 2003

The following name changes were made effective during the fiscal year ended December 31, 2004:

Portfolio	Formerly
Templeton Great Companies Global-Initial Class	Janus Global-Initial Class
T. Rowe Price Equity Income - Initial Class	Dreyfus Small Cap Value-Initial Class

The following Portfolio merger was made effective May 1, 2004:

Portfolio	Formerly
Dreyfus Small Cap Value	Alger Aggressive Growth-Initial Class

37

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

1. Organization and Summary of Significant Accounting Policies (continued)

The following subaccounts are only available to contract owners that held an investment in the subaccount on the designated closing date:

Subaccount	Close Date
Templeton Great Companies Global	September 1, 2000
Transamerica Small/MidCap Value	July 1, 2002

Investments

Net purchase payments received by the Mutual Fund Account for Atlas Portfolio Builder Variable Annuity are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2004.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses on investments in the Series Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

38

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2004 were as follows:

	Purchases	Sales
Atlas Insurance Trust:
Atlas Balanced Growth Portfolio	$3,482,761	$2,006,433
Dreyfus VIF - Disciplined Stock Portfolio - Initial Class
Federated High Income Bond Fund II	781,496	679,944
Dreyfus VIF - Growth and Income Portfolio - Initial Class	405,001	999,595
Dreyfus VIF - Quality Bond Portfolio - Initial Class	213,831	1,490,187
Dreyfus VIF - Developing Leaders Portfolio - Initial Class	302,845	724,430
Federated Insurance Series:	1,080,079	2,868,155
Federated Capital Income Fund II
Janus Aspen - Mid Cap Growth Portfolio - Service Shares	2,510,466	2,007,012
Janus Aspen Series - Service Shares:	301,699	447,201
Federated Prime Money Fund II	933,418	640,399
Asset Allocation - Conservative Portfolio
Templeton Great Companies Global-Initial Class	275,265	1,500,134
T. Rowe Price Growth Stock - Initial Class	80,416	3,133,371
AIM V.I. Growth Fund - Series 1	232,693	1,245,232
Dreyfus Small Cap Value	603,769	53,494
T. Rowe Price Equity Income - Initial Class	571,925	1,206,503
Janus Growth (A/T) - Initial Class	773,687	399,462
Van Kampen Emerging Growth - Initial Class	2,450,067	932,992
AIM Variable Insurance Funds:	1,674,390	1,153,576
Asset Allocation - Moderate Portfolio	1,379,964	35,969
Asset Allocation - Moderate Growth Portfolio	3,140,256	273,110
Alger Aggressive Growth - Initial Class	2,792,087	395,569
Capital Guardian Value - Initial Class	1,390,991	78,530
AEGON/Transamerica Series Fund, Inc. (“A/T”):
Asset Allocation - Growth Portfolio	—	—
AIM V.I. Core Equity Fund - Series 1
AIM V.I. Premier Equity Fund - Series 1	52,837	108,343
AllianceBernstein Variable Products Series Fund, Inc. - Class B:	56,743	279,822
AllianceBernstein Growth Portfolio - Class B	71,004	161,879
AllianceBernstein Premier Growth Portfolio - Class B
AllianceBernstein Technology Portfolio - Class B	157,886	89,784
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Class	83,516	171,301
Dreyfus Variable Investment Fund - Initial Class:	239,349	268,520
Dreyfus VIF - Appreciation Portfolio - Initial Class	44,621	35,398

39

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

2. Investments (continued)

	Purchases	Sales
Janus Aspen - Balanced Portfolio - Service Shares
Janus Aspen - Growth Portfolio - Service Shares	$561,590	$296,362
Janus Aspen - International Growth Portfolio - Service Shares	435,882	1,298,247
Janus Aspen - Worldwide Growth Portfolio - Service Shares	104,243	266,408
Janus Aspen-International Growth Portfolio-Service Shares	668,027	271,186
Janus Aspen-Worldwide Growth Portfolio-Service Shares	180,472	79,504

40

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Atlas Balanced Growth Subaccount	Dreyfus VIF- Developing Leaders Subaccount	Dreyfus VIF- Appreciation Subaccount	Dreyfus VIF- Disciplined Stock Subaccount	Dreyfus VIF- Growth and Income Subaccount
Units outstanding at January 1, 2003	14,858,827	4,173,670	6,107,559	8,537,092	4,209,480
Units purchased	258,486	107,933	111,229	47,442	64,053
Units redeemed and transferred	(1,511,996)	41,867	(521,190)	(881,749)	(286,829)

Units outstanding at December 31, 2003	13,605,317	4,323,471	5,697,599	7,702,785	3,986,705
Units purchased	2,516,591	288,114	163,658	98,052	98,328
Units redeemed and transferred	(1,230,865)	(172,276)	(660,800)	(1,289,015)	(512,437)

Units outstanding at December 31, 2004	14,891,043	4,439,309	5,200,457	6,511,822	3,572,596

	Dreyfus VIF- Quality Bond Subaccount	Federated Prime Money Fund II Subaccount(1)	Federated Capital Income Fund II Subaccount	Federated High Income Bond Fund II Subaccount	Templeton Great Companies Global Subaccount
Units outstanding at January 1, 2003	9,453,647	—	2,018,820	2,179,174	11,035,268
Units purchased	755,434	191,607	143,888	293,709	21,617
Units redeemed and transferred	(1,033,074)	(96,259)	(249,034)	56,042	(1,933,991)

Units outstanding at December 31, 2003	9,176,006	95,348	1,913,674	2,528,925	9,122,894
Units purchased	278,561	751,135	152,408	367,125	168,425
Units redeemed and transferred	(1,832,329)	(240,407)	(381,946)	(261,834)	(1,141,075)

Units outstanding at December 31, 2004	7,622,238	606,076	1,684,136	2,634,216	8,150,244

41

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

3. Accumulation Units Outstanding (continued)

	Janus Growth (A/T) Subaccount	Van Kampen Emerging Growth Subaccount	Transamerica Equity Subaccount(1)	Transamerica Small/MidCap Value Subaccount	Capital Guardian Value Subaccount
Units outstanding at January 1, 2003	919,470	6,482,031	—	2,066,720	1,222,115
Units purchased	5,154	111,971	—	17,867	40,050
Units redeemed and transferred	(159,804)	(631,559)	—	(247,280)	(19,773)

Units outstanding at December 31, 2003	764,819	5,962,443	—	1,837,307	1,242,392
Units purchased	5,776	100,411	154,983	69,446	93,969
Units redeemed and transferred	(129,229)	(852,381)	975,657	(216,334)	68,482

Units outstanding at December 31, 2004	641,366	5,210,473	1,130,640	1,690,419	1,404,843

	T. Rowe Price Equity Income Subaccount	T. Rowe Price Growth Stock Subaccount	Asset Allocation- Growth Subaccount	Asset Allocation- Conservative Subaccount	Asset Allocation- Moderate Subaccount
Units outstanding at January 1, 2003	4,170,994	4,327,151	18,093	376,743	280,762
Units purchased	170,686	131,426	122,599	282,951	101,102
Units redeemed and transferred	(7,107)	237,403	175,400	288,425	363,510

Units outstanding at December 31, 2003	4,334,573	4,695,980	316,092	948,119	745,374
Units purchased	553,541	476,275	915,061	1,614,077	1,058,665
Units redeemed and transferred	113,606	(131,129)	316,322	930,499	1,092,793

Units outstanding at December 31, 2004	5,001,720	5,041,126	1,547,475	3,492,695	2,896,832

42

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

3. Accumulation Units Outstanding (continued)

	Asset Allocation- Moderate Growth Subaccount	Transamerica U.S. Government Securities-PAM Subaccount(1)	AIM V.I. Growth Subaccount	AIM V.I. Core Equity Subaccount	AIM V.I. Premier Equity Subaccount
Units outstanding at January 1, 2003	240,068	—	1,339,040	1,558,620	1,284,901
Units purchased	10,078	2	22,539	51,007	30,017
Units redeemed and transferred	392,790	(2)	(163,502)	(180,432)	(207,826)

Units outstanding at December 31, 2003	642,935	—	1,198,077	1,429,195	1,107,092
Units purchased	445,551	—	55,954	37,809	53,627
Units redeemed and transferred	774,611	—	(170,595)	(230,548)	(137,520)

Units outstanding at December 31, 2004	1,863,097	—	1,083,436	1,236,456	1,023,199

	AllianceBernstein Growth Subaccount	AllianceBernstein Premier Growth Subaccount	AllianceBernstein Technology Subaccount	The Dreyfus Socially Responsible Growth Fund, Inc. Subaccount	Janus Aspen- Mid Cap Growth Subaccount
Units outstanding at January 1, 2003	599,657	3,415,352	2,363,567	562,223	2,982,767
Units purchased	19,271	85,725	73,950	46,915	73,899
Units redeemed and transferred	123,915	(94,815)	(27,850)	(50,737)	1,072

Units outstanding at December 31, 2003	742,843	3,406,261	2,409,666	558,401	3,057,738
Units purchased	95,364	90,715	218,294	61,389	154,324
Units redeemed and transferred	29,753	(210,420)	(268,606)	(40,503)	530,827

Units outstanding at December 31, 2004	867,960	3,286,556	2,359,354	579,287	3,742,889

43

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

3. Accumulation Units Outstanding (continued)

	Janus Aspen- Balanced Subaccount	Janus Aspen- Growth Subaccount	Janus Aspen- International Growth Subaccount	Janus Aspen- Worldwide Growth Subaccount
Units outstanding at January 1, 2003	7,190,363	3,395,828	3,366,906	1,793,641
Units purchased	510,749	29,231	83,081	52,021
Units redeemed and transferred	(357,287)	(401,473)	(343,392)	(136,398)

Units outstanding at December 31, 2003	7,343,824	3,023,586	3,106,594	1,709,264
Units purchased	204,209	42,746	322,002	151,584
Units redeemed and transferred	(1,162,887)	(307,281)	241,711	(48,423)

Units outstanding at December 31, 2004	6,385,146	2,759,051	3,670,307	1,812,425

44

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

4. Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units results in different unit values, expense ratios, and total returns.

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Atlas Balanced Growth	12/31/2004 12/31/2003 12/31/2002 12/31/2001		14,891,043 13,605,317 14,858,827 16,946,046	$1.31 to $1.29 1.20 to 1.19 1.00 to 1.00 1.21 to 1.21	$19,444,619 16,371,596 14,815,781 20,484,482	0.85 0.98 1.46 1.53%	1.40% to 1.60% 1.40 to 1.60 1.40 1.40	8.54% to 8.32% 20.68 to 18.98 (17.51) to (17.51) (9.42) to (9.42)

Dreyfus VIF-Developing Leaders	12/31/2004 12/31/2003 12/31/2002 12/31/2001		4,439,309 4,323,471 4,173,670 4,095,011	1.28 to 1.40 1.17 to 1.28 0.90 to 0.90 1.13 to 1.13	5,690,842 5,046,615 3,750,623 4,613,799	0.20 0.03 0.04 0.44	1.40 to 1.60 1.40 to 1.60 1.40 1.40	9.80 to 9.58 29.87 to 27.65 (20.24) to (20.24) (7.42) to (7.42)

Dreyfus VIF-Appreciation	12/31/2004 12/31/2003 12/31/2002 12/31/2001		5,200,457 5,697,599 6,107,559 7,131,870	1.27 to 1.21 1.23 to 1.17 1.03 to 1.03 1.25 to 1.25	6,600,124 6,983,455 6,264,908 8,906,892	1.60 1.42 1.01 0.80	1.40 to 1.60 1.40 to 1.60 1.40 1.40	3.59 to 3.39 19.50 to 16.98 (17.87) to (17.87) (10.57) to (10.57)

Dreyfus VIF-Disciplined Stock	12/31/2004 12/31/2003 12/31/2002 12/31/2001		6,511,822 7,702,785 8,537,092 10,495,237	1.13 to 1.25 1.06 to 1.18 0.87 to 0.87 1.14 to 1.14	7,348,187 8,171,038 7,433,630 11,974,814	1.25 0.83 0.61 0.38	1.40 to 1.60 1.40 to 1.60 1.40 1.40	6.38 to 6.17 21.83 to 17.79 (23.68) to (23.68) (14.47) to (14.47)

Dreyfus VIF-Growth and Income	12/31/2004 12/31/2003 12/31/2002 12/31/2001		3,572,596 3,986,705 4,209,480 4,982,250	1.08 to 1.27 1.02 to 1.20 0.82 to 0.82 1.11 to 1.11	3,874,859 4,076,374 3,448,188 5,542,160	1.22 0.84 0.59 0.49	1.40 to 1.60 1.40 to 1.60 1.40 1.40	5.98 to 5.77 24.82 to 20.02 (26.36) to (26.36) (7.15) to (7.15)

Dreyfus VIF-Quality Bond	12/31/2004 12/31/2003 12/31/2002 12/31/2001		7,622,238 9,176,006 9,453,647 7,718,858	1.36 to 1.03 1.34 to 1.01 1.29 to 1.29 1.22 to 1.22	10,371,297 12,259,484 12,209,054 9,379,841	4.03 3.93 5.05 6.16	1.40 to 1.60 1.40 to 1.60 1.40 1.40	1.94 to 1.74 3.49 to 0.81 6.28 to 6.28 5.21 to 5.21

Federated Prime Money Fund II	12/31/2004 12/31/2003	(1)	606,076 95,348	0.99 to 0.99 0.99 to 0.99	598,139 94,670	0.97 0.63	1.40 to 1.60 1.40 to 1.60	(0.58) to (0.78) (0.71) to (0.68)

45

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Federated Capital Income Fund II	12/31/2004 12/31/2003 12/31/2002 12/31/2001		1,684,136 1,913,674 2,018,820 2,537,359	$0.93 to $1.28 0.86 to 1.18 0.72 to 0.72 0.96 to 0.96	$1,577,051 1,641,002 1,454,665 2,437,720	4.45 6.56 5.73 3.59%	1.40% to 1.60% 1.40 to 1.60 1.40 1.40	8.40% to 8.19% 19.01 to 18.12 (25.00) to (25.00) (14.92) to (14.92)

Federated High Income Bond Fund II	12/31/2004 12/31/2003 12/31/2002 12/31/2001		2,634,216 2,528,925 2,179,174 2,635,487	1.22 to 1.20 1.12 to 1.10 0.93 to 0.93 0.93 to 0.93	3,222,015 2,840,876 2,031,136 2,456,716	6.99 6.72 10.53 9.80	1.40 to 1.60 1.40 to 1.60 1.40 1.40	8.93 to 8.72 20.53 to 10.11 (0.01) to (0.01) (0.03) to (0.03)

Templeton Great Companies Global	12/31/2004 12/31/2003 12/31/2002 12/31/2001		8,150,244 9,122,894 11,035,268 13,304,036	1.22 to 1.22 1.13 to 1.13 0.93 to 0.93 1.28 to 1.28	9,940,730 10,345,681 10,295,408 17,014,066	0.00 0.00 2.61 0.88	1.40 1.40 1.40 1.40	7.55 to 7.55 21.55 to 21.55 (27.05) to (27.05) (23.92) to (23.92)

Janus Growth (A/T)	12/31/2004 12/31/2003 12/31/2002 12/31/2001		641,366 764,819 919,470 1,186,467	25.54 to 1.37 22.42 to 1.21 17.22 to 17.22 24.92 to 24.92	16,381,194 17,145,750 15,834,874 29,567,461	0.00 0.00 0.00 0.00	1.40 to 1.60 1.40 to 1.60 1.40 1.40	13.93 to 13.71 30.17 to 20.59 (30.89) to (30.89) (29.20) to (29.20)

Van Kampen Emerging Growth	12/31/2004 12/31/2003 12/31/2002 12/31/2001		5,210,473 5,962,443 6,482,031 7,538,175	1.30 to 1.26 1.23 to 1.19 0.98 to 0.98 1.48 to 1.48	6,791,679 7,355,562 6,327,065 11,146,224	0.00 0.00 0.09 0.08	1.40 to 1.60 1.40 to 1.60 1.40 1.40	5.66 to 5.45 26.39 to 19.11 (33.99) to (33.99) (34.16) to (34.16)

Transamerica Equity	12/31/2004	(1)	1,130,640	0.55 to 1.32	620,914	0.00	1.40 to 1.60	12.30 to 12.15

Transamerica Small/MidCap Value	12/31/2004 12/31/2003 12/31/2002 12/31/2001		1,690,419 1,837,307 2,066,720 1,478,749	4.08 to 4.08 3.56 to 3.56 1.89 to 1.89 3.17 to 3.17	6,905,350 6,541,447 3,909,826 4,686,018	0.00 0.00 16.21 0.00	1.40 1.40 1.40 1.40	14.74 to 14.74 88.20 to 88.20 (40.30) to (40.30) 27.00 to 27.00

Capital Guardian Value	12/31/2004 12/31/2003 12/31/2001 12/31/2001		1,404,843 1,242,392 1,222,115 652,444	2.77 to 1.48 2.40 to 1.28 1.81 to 1.81 2.32 to 2.32	3,842,376 2,978,171 2,214,029 1,511,388	1.07 0.78 5.00 0.70	1.40 to 1.60 1.40 to 1.60 1.40 1.40	15.09 to 14.86 32.72 to 28.47 (21.79) to (21.79) 5.16 to 5.16

46

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
T. Rowe Price Equity Income	12/31/2004 12/31/2003 12/31/2002 12/31/2001		5,001,720 4,334,573 4,170,994 3,462,958	$2.84 to $1.38 2.51 to 1.22 2.02 to 2.02 2.35 to 2.35	$13,837,190 10,841,392 8,435,835 8,145,741	1.31 0.71 1.22 1.71%	1.40% to 1.60% 1.40 to 1.60 1.40 1.40	13.22% to 13.00% 23.86 to 21.80 (14.02) to (14.02) 0.75 to 0.75

T. Rowe Price Growth Stock	12/31/2004 12/31/2003 12/31/2002 12/31/2001		5,041,126 4,695,980 4,327,151 4,484,889	2.89 to 1.31 2.67 to 1.21 2.07 to 2.07 2.72 to 2.72	14,260,806 12,508,962 8,959,015 12,198,836	0.15 0.06 0.05 0.00	1.40 to 1.60 1.40 to 1.60 1.40 1.40	8.34 to 8.12 28.96 to 21.34 (23.88) to (23.88) (11.29) to (11.29)

Asset Allocation-Growth	12/31/2004 12/31/2003 12/31/2002	(1)	1,547,475 316,092 18,093	1.17 to 1.40 1.04 to 1.25 0.81 to 0.81	1,817,458 331,530 14,572	0.08 0.12 0.00	1.40 to 1.60 1.40 to 1.60 1.40	12.61 to 12.38 28.99 to 24.84 (19.46) to (19.46)

Asset Allocation-Conservative	12/31/2004 12/31/2003 12/31/2002	(1)	3,492,695 948,119 376,743	1.18 to 1.25 1.09 to 1.16 0.90 to 0.90	4,131,756 1,031,397 337,936	0.37 0.12 0.00	1.40 to 1.60 1.40 to 1.60 1.40	8.20 to 7.98 21.22 to 15.88 (10.30) to (10.30)

Asset Allocation-Moderate	12/31/2004 12/31/2003 12/31/2002	(1)	2,896,832 745,374 280,762	1.17 to 1.29 1.07 to 1.18 0.87 to 0.87	3,440,950 804,735 243,839	0.27 0.09 0.00	1.40 to 1.60 1.40 to 1.60 1.40	9.85 to 9.64 23.14 to 18.06 (13.15) to (13.15)

Asset Allocation-Moderate Growth	12/31/2004 12/31/2003 12/31/2002	(1)	1,863,097 642,935 240,068	1.18 to 1.35 1.05 to 1.21 0.84 to 0.84	2,221,238 684,226 201,635	0.22 0.14 0.00	1.40 to 1.60 1.40 to 1.60 1.40	11.97 to 11.75 25.41 to 20.59 (16.01) to (16.01)

Transamerica U.S. Government Securities-PAM	12/31/2004 12/31/2003	(1)	— —	1.03 to 1.02 1.01 to 1.01	— —	0.00 0.00	1.40 to 1.60 1.40 to 1.60	1.48 to 1.28 1.06 to 1.03

AIM V.I. Growth	12/31/2004 12/31/2003 12/31/2002 12/31/2001		1,083,436 1,198,077 1,339,040 1,691,544	0.45 to 1.31 0.42 to 1.23 0.33 to 0.33 0.48 to 0.48	487,607 505,206 436,260 809,575	0.00 0.00 0.00 0.21	1.40 to 1.60 1.40 to 1.60 1.40 1.40	6.73 to 6.52 29.43 to 22.90 (31.93) to (31.93) (34.80) to (34.80)

47

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
AIM V.I. Core Equity	12/31/2004 12/31/2003 12/31/2002 12/31/2001	1,236,456 1,429,195 1,558,620 1,867,588	$1.17 to $1.30 1.09 to 1.21 0.89 to 0.89 1.07 to 1.07	$1,452,267 1,562,109 1,388,368 1,998,281	0.94 0.98 0.30 0.06%	1.40% to 1.60% 1.40 to 1.60 1.40 1.40	7.46% to 7.25% 22.70 to 20.90 (16.75) to (16.75) (23.91) to (23.91)

AIM V.I. Premier Equity	12/31/2004 12/31/2003 12/31/2002 12/31/2001	1,023,199 1,107,092 1,284,901 1,692,364	1.04 to 1.23 1.00 to 1.18 0.81 to 0.81 1.18 to 1.18	1,065,791 1,105,554 1,040,185 1,992,007	0.45 0.29 0.28 0.15	1.40 to 1.60 1.40 to 1.60 1.40 1.40	4.31 to 4.10 23.35 to 17.81 (31.22) to (31.22) (13.78) to (13.78)

AllianceBernstein Growth	12/31/2004 12/31/2003 12/31/2002 12/31/2001	867,960 742,843 599,657 788,355	0.65 to 1.40 0.58 to 1.25 0.43 to 0.43 0.61 to 0.61	564,769 427,962 260,060 483,290	0.00 0.00 0.00 0.21	1.40 to 1.60 1.40 to 1.60 1.40 1.40	12.94 to 12.72 32.84 to 24.55 (29.26) to (29.26) (24.71) to (24.71)

AllianceBernstein Premier Growth	12/31/2004 12/31/2003 12/31/2002 12/31/2001	3,286,556 3,406,261 3,415,352 4,230,112	0.57 to 1.23 0.53 to 1.15 0.44 to 0.44 0.64 to 0.64	1,865,107 1,809,225 1,491,013 2,707,640	0.00 0.00 0.00 0.00	1.40 to 1.60 1.40 to 1.60 1.40 1.40	6.84 to 6.63 21.67 to 14.89 (31.80) to (31.80) (18.55) to (18.55)

AllianceBernstein Technology	12/31/2004 12/31/2003 12/31/2002 12/31/2001	2,359,354 2,409,666 2,363,567 2,878,170	0.40 to 1.36 0.39 to 1.32 0.27 to 0.27 0.48 to 0.48	947,390 932,001 644,675 1,367,974	0.00 0.00 0.00 0.00	1.40 to 1.60 1.40 to 1.60 1.40 1.40	3.63 to 3.43 41.80 to 31.72 (42.61) to (42.61) (26.49) to (26.49)

The Dreyfus Socially Responsible Growth Fund, Inc.	12/31/2004 12/31/2003 12/31/2002 12/31/2001	579,287 558,401 562,223 668,935	0.61 to 1.25 0.58 to 1.20 0.47 to 0.47 0.67 to 0.67	352,619 324,524 262,947 446,479	0.39 0.12 0.20 0.08	1.40 to 1.60 1.40 to 1.60 1.40 1.40	4.74 to 4.53 24.26 to 19.60 (29.93) to (29.93) (23.65) to (23.65)

Janus Aspen-Mid Cap Growth	12/31/2004 12/31/2003 12/31/2002 12/31/2001	3,742,889 3,057,738 2,982,767 3,525,348	0.45 to 1.49 0.38 to 1.26 0.28 to 0.28 0.40 to 0.40	1,683,767 1,156,424 848,770 1,415,191	0.00 0.00 0.00 2.04	1.40 to 1.60 1.40 to 1.60 1.40 1.40	18.81 to 18.57 32.91 to 25.55 (29.11) to (29.11) (40.43) to (40.43)

48

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Janus Aspen-Balanced	12/31/2004 12/31/2003 12/31/2002 12/31/2001	6,385,146 7,343,824 7,190,363 5,945,824	$1.00 to $1.16 0.94 to 1.09 0.84 to 0.84 0.91 to 0.91	$6,421,870 6,911,795 6,032,211 5,419,731	2.13 1.84 2.03 0.00%	1.40% to 1.60% 1.40 to 1.60 1.40 1.40	6.79% to 6.58% 12.15 to 9.14 (7.96) to (7.96) (6.22) to (6.22)

Janus Aspen-Growth	12/31/2004 12/31/2003 12/31/2002 12/31/2001	2,759,051 3,023,586 3,395,828 4,031,701	0.58 to 1.24 0.56 to 1.21 0.43 to 0.43 0.60 to 0.60	1,593,181 1,694,593 1,467,663 2,411,240	0.00 0.00 0.00 0.00	1.40 to 1.60 1.40 to 1.60 1.40 1.40	2.76 to 2.56 29.68 to 20.53 (27.73) to (27.73) (25.94) to (25.94)

Janus Aspen-International Growth	12/31/2004 12/31/2003 12/31/2002 12/31/2001	3,670,307 3,106,594 3,366,906 3,696,238	0.68 to 1.58 0.58 to 1.35 0.44 to 0.44 0.59 to 0.59	2,543,381 1,795,174 1,466,425 2,198,829	0.89 0.96 0.63 0.73	1.40 to 1.60 1.40 to 1.60 1.40 1.40	17.04 to 16.81 32.68 to 35.48 (26.79) to (26.79) (24.50) to (24.50)

Janus Aspen-Worldwide Growth	12/31/2004 12/31/2003 12/31/2002 12/31/2001	1,812,425 1,709,264 1,793,641 1,488,274	0.62 to 1.27 0.61 to 1.24 0.50 to 0.50 0.68 to 0.68	1,170,437 1,034,812 890,268 1,008,256	0.93 0.86 0.61 0.29	1.40 to 1.60 1.40 to 1.60 1.40 1.40	3.08 to 2.88 21.97 to 23.91 (26.73) to (26.73) (23.69) to (23.69)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.
**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. These charges range from .25% to .75% of the average contract owner’s account value depending on the options selected. Refer to the product’s prospectus for specific details. Expense ratio(s) for periods of less than one year have been annualized.
***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns reflect a full twelve month period except for those subaccounts indicated as being a partial year in the Organization and Summary of Significant Accounting Policies footnote and new expense ratios as follows:

Expense Ratio	Inception Date
1.60%	May 1, 2003

49

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2004

5. Administrative, Mortality, and Expense Risk Charge

Transamerica Life deducts a daily charge equal to an annual rate of 1.25% or 1.45% of the value of the contract owner’s account (depending on the death benefit selected) as a charge for assuming certain mortality and expense risks. Transamerica Life also deducts a daily charge equal to an annual rate of 0.15% of the contract owner’s account for administrative expenses.

6. Income Taxes

Operations of the Mutual Fund Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchaper M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Transamerica Life, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

50

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a) Financial Statements

All required financial statements are included in Part B of this Registration Statement. Note 4.

(b) Exhibits:

(1)	(a)	Resolution of the Board of Directors of PFL Life Insurance Company authorizing establishment of the Mutual Fund Account. Note 1.

(2)		Not Applicable.

(3)	(a)	Form of Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and on the behalf of the Mutual Fund Account, and AEGON USA Securities, Inc. Note 1.

	(a)(1)	Form of Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and on behalf of the Mutual Fund Account and AFSG Securities Corporation. Note. 4.

(3)	(a)(2)	Termination of Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and or the behalf of the Mutual Fund Account, and AEGON USA Securities, Inc. Note 5.

	(b)	Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer. Note 4.

(4)		Form of Policy for the Atlas Portfolio Builder Variable Annuity. Note 3.

(4)	(b)	Form of Policy Rider (Beneficiary Earnings Enhancement). Note 10.

(4)	(c)	Form of Policy Rider (Managed Annuity Program). Note 11.

(4)	(d)	Form of Policy Rider (Beneficiary Earnings Enhancement—Extra). Note 13.

(4)	(e)	Form of Policy Rider (GPS). Note 17.

(4)	(f)	Form of Policy Rider (5 for Life). Note 20.

(5)		Form of Application for the Atlas Portfolio Builder Variable Annuity. Note 3.

(5)	(a)	Form of Application. Note 13.

	(b)	Form of Application. Note 15.

(6)	(a)	Articles of Incorporation of PFL Life Insurance Company. Note 1.

	(b)	ByLaws of PFL Life Insurance Company. Note 1.

(7)		Not Applicable.

(8)	(a)	Participation Agreement by and between PFL Life Insurance Company and Atlas Insurance Trust. Note 4.

(8)	(b)	Participation Agreement by and between PFL Life Insurance Company and Dreyfus Variable Investment Fund. Note 1.

(8)	(c	)(1)	Participation Agreement by and between PFL Life Insurance Company and the Endeavor Series Trust. Note 2.

	(c	)(2)	Amended Schedule A to Participation Agreement. Note 3.

(8)	(c	)(3)	Amendment to Schedule A of the Participation Agreement by and between PFL Life Insurance Company and Endeavor Series Trust. Note 8

(8)	(c	)(4)	Form of Termination of Participation Agreement among Transamerica Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, on their own behalf and on behalf of their separate accounts, Endeavor Series Trust and Endeavor Management Co. Note 12.

(8)	(d	)	Participation Agreement by and between PFL Life Insurance Company and Federated Insurance Series. Note 3.

(8)	(d	)(1)	Amended Exhibit A and Exhibit B to Participation Agreement. Note 16.

(8)	(e	)(1)	Participation Agreement by and between PFL Life Insurance Company and WRL Series Funds, Inc., and addendums thereof. Note 4.

	(e	)(2)	Amended Schedule A to Participation Agreement. Note 3.

(8)	(e	)(3)	Amendment No. 12 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., and Peoples Benefit Life Insurance Company. Note 6

(8)	(e	)(4)	Form of Amendment No. 20 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 12.

(8)	(e	)(5)	Amendment No. 31 to Participation Agreement (ATST) Note 19.

(8)	(e	)(6)	Amendment No. 32 to Participation Agreement (ATST) Note 20

(8)	(f	)	Participation Agreement by and among AIM Variable Insurance Funds, Inc., PFL Life Insurance Company, and AFSG Securities Corporation. Note 7

(8)	(f	)(1)	Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., PFL Life Insurance Company, AFSG Securities Corporation. Note 7

(8)	(g	)	Participation Agreement by and among Alliance Variable Products Series Fund, Inc., PFL Life Insurance Company, AFSG Securities Corporation. Note 7

(8)	(h	)	Participation Agreement by and among Janus Aspen Series and PFL Life Insurance Company. Note 7

(8)	(h	)(1)	Amendment No. 2 to Participation Agreement by and between Janus Aspen Series and PFL Life Insurance Company. Note 8

(9)	(a	)	Opinion and Consent of Counsel. Note 20.

(9)	(b	)	Consent of Counsel. Note 20.

(10)	(a	)	Consent of Independent Registered Public Accounting Firm. Note 20.

	(b	)	Opinion and Consent of Actuary. Note 20.

(11)			Not applicable.

(12)			Not applicable.

(13)			Performance Data Calculations. Note 20.

(14)			Powers of Attorney. Note 1. (Patrick S. Baird, Craig D. Vermie, William L. Busler, Douglas C. Kolsrud, Robert J. Kontz, Brenda K. Clancy.) Note 5. Larry N. Norman Note 9. Bart Herbert, Jr. (Christopher H. Garrett, Arthur C. Shneider.) Note 14. (Ron L. Zigler) Note 18.

Note 1.	Filed with initial Registration Statement on Form N-4 (File No. 333-26209) on April 30, 1997.

Note 2.	Incorporated by reference to the Endeavor Series Trust Post-Effective Amendment #14, Exhibit No. 6, (File No. 33-27352), filed on April 29, 1996.

Note 3.	Filed with Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-26209) on July 28, 1997.

Note 4.	Filed with Post-Effective Amendment No. 1 on Form N-4 (File No. 333-26209) on April 29, 1998.

Note 5.	Filed with Post-Effective Amendment No. 2 on Form N-4 (File No. 333-26209) on April 28, 1999.

Note 6.	Filed with the Initial filing of Form N-4 Registration Statement for the Access Variable Annuity (File No. 333-94489) on January 12, 2000.

Note 7.	Filed with Post-Effective Amendment No. 3 to this Form N-4 Registration Statement (File No. 333-26209) on April 28, 2000.

Note 8.	Filed with Post-Effective Amendment No. 4 to this Form N-4 Registration Statement (File No. 333-26209) on October 3, 2000.

Note 9.	Filed with Post-Effective Amendment No. 6 to this Form N-4 Registration Statement (File No. 333-26209) on April 30, 2001.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-7509) on April 30, 2001.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 33-33085) on October 2, 2001.

Note 12.	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-26209) on April 29, 2002.

Note 13.	Incorporated herein by reference to Pre-Effective Amendment No.2 to Form N-4 Registration Statement (File No. 333-87792) on July 15, 2002.

Note 14.	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-26209) on February 24, 2003.

Note 15.	Filed with Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-26209) on April 29, 2003.

Note 16.	Filed with Post-Effective Amendment No. 14 to this Form N-4 Registration Statement (File No. 333-26209) on April 29, 2004.

Note 17.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-112089) on January 22, 2004.

Note 18.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-116562) on June 17, 2004.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-109580) on January 7, 2005.

Note 20.	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Name and Business Address	Principal Positions and Offices with Depositor
Larry N. Norman 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director, President, and Chairman of the Board

Ron L. Zigler 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director, Vice President, and Actuary

Craig D. Vermie 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director, Vice President, Secretary and General Counsel

Arthur C. Shneider 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director and Chief Tax Officer

Robert J. Kontz 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Vice President and Corporate Controller

Brenda K. Clancy 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director, Vice President, Treasurer and Chief Financial Officer

Item 26.     Persons Controlled by or under Common Control With the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

Academy Insurance Group, Inc.	Delaware	100% Commonwealth General Corporation	Holding company

Academy Life Insurance Co.	Missouri	100% Academy Insurance Group, Inc.	Insurance company

ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company

AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	General agent

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Investment counsel and portfolio manager

AEGON Dealer Services Canada, Inc.	Canada	100% 1490991 Ontario Limited	Mutual fund dealer

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	100% Monumental Life Insurance Company	Marketing company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund issuer

AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Funding Corp. II	Delaware	100% Transamerica Corp.	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and admin. services to ins. cos.

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.72% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 10,024 shares (75.58%); AEGON USA, Inc. owns 3,238 shares (24.42%)	Holding company

AEGON U.S. Holding Corporation	Delaware	1046 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Co.	Investment advisor

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 100 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company

AEGON/Transamerica Series Fund, Inc.	Maryland	100% AEGON/Transamerica Fund Advisors, Inc.	Investment advisor, transfer agent, administrator, sponsor, principal underwriter/distributor or general partner.

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Broker-Dealer

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ammest Realty Corporation	Texas	100% Monumental Life Insurance Company	Special-purpose subsidiary

Ampac Insurance Agency, Inc. (EIN 23-2364438)	Pennsylvania	100% Academy Insurance Group, Inc.	Inactive

Ampac Insurance Agency, Inc. (EIN 23-1720755)	Pennsylvania	100% Commonwealth General Corporation	Provider of management support services

Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent

Apple Partners of Iowa LLC	Iowa	Members: 58.13% Monumental Life Insurance Company; 41.87% Peoples Benefit Life Insurance Company	Hold title on Trustee’s Deeds on secured property

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property

AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Bankers Financial Life Ins. Co.	Arizona	100% Voting Common Stock - First AUSA Life Insurance Co. Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.	Insurance

Bankers Mortgage Company of CA	California	100% TRS	Investment management

Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Benefit Plans, Inc.	Delaware	100% Commonwealth General Corporation	TPA for Peoples Security Life Insurance Company

BF Equity LLC	New York	100% RCC North America LLC	Real estate

Buena Sombra Insurance Agency, Inc.	Maryland	100% Peoples Benefit Life Insurance Company	Insurance agency

BWAC Credit Corporation	Delaware	100% TCFCII	Inactive

BWAC International Corporation	Delaware	100% TCFCII	Retail appliance and furniture stores

BWAC Seventeen, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

BWAC Twelve, Inc.	Delaware	100% TCFCII	Holding company

BWAC Twenty-One, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Camden Asset Management, LP	CA	Partners are: Limited Partner -Monumental Life Insurance Company (47.136%); General Partner - non-affiliate of AEGON, Harpenden (38.114%). Various individuals own the balance of shares.	Investment advisor.

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital 200 Block Corporation	Delaware	100% Commonwealth General Corporation	Real estate holdings

Capital General Development Corporation	Delaware	100% Commonwealth General Corporation	Holding company

Capital Liberty, L.P.	Delaware	99.0% Monumental Life Insurance Company (Limited Partner); 1.0% Commonwealth General Corporation (General Partner)	Holding company

Common Wealth Insurance Agency Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Commonwealth General Corporation (“CGC”)	Delaware	100% AEGON U.S. Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company

FED Financial, Inc.	Delaware	100% Academy Insurance Group, Inc.	Special-purpose subsidiary

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 109th Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Colonial Plaza, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Rockbeach, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary

Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Force Financial Group, Inc.	Delaware	100% Academy Insurance Group, Inc.	Special-purpose subsidiary

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments

Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Occidental Life Insurance Company	Business investments

Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	100% Garnet Community Investments I, LLC	Investments

Garnet LIHTC Fund II, LLC	Delaware	100% Garnet Community Investments II, LLC	Investments

Garnet LIHTC Fund III, LLC	Delaware	100% Garnet Community Investments III, LLC	Investments

Garnet LIHTC Fund IV, LLC	Delaware	100% Garnet Community Investments IV, LLC	Investments

Garnet LIHTC Fund V, LLC	Delaware	100% Garnet Community Investments V, LLC	Investments

Garnet LIHTC Fund VI, LLC	Delaware	100% Garnet Community Investments VI, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Gemini Investments, Inc.	Delaware	100% TALIAC	Investment subsidiary

Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company

Great Companies, L.L.C.	Iowa	47.50% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

Greybox L.L.C.	Delaware	100% Transamerica Leasing Holdings, Inc.	Intermodal freight container interchange facilitation service

Home Loans and Finance Ltd.	U.K.	100% TIISI	Inactive — this entity is in the process of being liquidated

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

Insurance Consultants, Inc.	Nebraska	100% Commonwealth General Corporation	Brokerage

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote. First AUSA Life Insurance Co.	Insurance

JMH Operating Company, Inc.	Mississippi	100% People’s Benefit Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Life Investors Insurance Company of America	Iowa	504,032 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

Monumental General Casualty Co.	Maryland	100% AEGON USA, Inc.	Insurance

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Maryland	73.23% Capital General Development Company; 26.77% First AUSA Life Insurance Company	Insurance Company

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company

National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency

NEF Investment Company	Calfornia	100% TOLIC	Real estate development

Parkland Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance company

Peoples Benefit Life Insurance Company	Iowa	76.3% Monumental Life Insurance Company; 20% Capital Liberty, L.P.; 3.7% CGC	Insurance Company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Insurance Company	Special-purpose subsidiary

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%).	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company

Professional Life & Annuity Insurance Company	Arizona	100% Transamerica Life Insurance Co.	Reinsurance

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance

QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Quantitative Data Solutions, LLC	Delaware	60% owned by TOLIC	Special purpose corporation

Quest Membership Services, Inc.	Delaware	100% Commonwealth General Corporation	Travel discount plan

RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate

RCC Properties Limited Partnership	Iowa	AEGON USA Realty Advisors, Inc. is General Partner and 5% owner; all limited partners are RCC entities within the RCC group	Limited Partnership

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 37.25% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25% TALIAC; 7.5% Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 27% Transamerica Life Insurance Co.; 23% TOLIC; 19% TALIAC; 1% Stonebridge Life Insurance Co.; 11% LIICA; 14% PBLIC; 5% MLIC	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A LLC	Delaware	Members: 33.4% LIICA; 32% PBLIC; 10% TOLIC; 9.4% MLIC; 9.4% Transamerica Financial Life Insurance Company; 4.8% TALIAC; 1% Stonebridge Life Insurance Co.	Real estate alternatives investment

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partners: Transamerica Products, Inc.; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

South Glen Apartments, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Limited liability company

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock AEGON USA, Inc.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	197,920 shares of Common Stock owned by AEGON U.S. Corporation; 302,725 shares of Common Stock owned by AEGON USA, Inc.	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge International Marketing Ltd.	UK	100% Cornerstone International Holdings Ltd.	Marketing

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

TA Air X, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TA Leasing Holding Co., Inc.	Delaware	100% TFC	Holding company

TBC III, Inc.	Delaware	100% TFCFC Asset Holdings, Inc.	Special purpose corporation

TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC

TCFC Tax Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TFC Properties, Inc.	Delaware	100% Transamerica Corporation	Holding company

The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware		Voting Trust

The Gilwell Company	California	100% TRS	Ground lessee of 517 Washington Street, San Francisco

The Insurance Agency for the American Working Family, Inc.	Maryland	100% Veterans Life Insurance Company	Insurance

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

The Whitestone Corporation	Maryland	100% AEGON USA, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership

Transamerica Alquiler de Trailers, S.L.	Spain	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Annuity Service Corporation	New Mexico	100% TSC	Performs services required for structured settlements

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Business Technologies Corporation.	Delaware	100% Transamerica Corp.	Telecommunications and data processing

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica CBO I, Inc.	Delaware	100% Transamerica Corp.	Owns and manages a pool of high-yield bonds

Transamerica China Investments Holdings Limited	Hong Kong	99% TOLIC	Holding company

Transamerica Commercial Finance Canada, Limited	Ontario	100% BWAC Seventeen, Inc.	Dormant

Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company

Transamerica Commercial Holdings Limited	U.K.	100% BWAC Twenty-One Inc.	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Consumer Mortgage Receivables Corporation	Delaware	100% Transamerica Consumer Finance Holding Company	Securitization company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

Transamerica Direct Marketing Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

Transamerica Direct Marketing Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International N.V.	Marketing company

Transamerica Direct Marketing Taiwan, Ltd.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Distribution Services, Inc.	Delaware	100% Transamerica Leasing Holdings, Inc.	Dormant

Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% TSC	Broker/dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance

Transamerica Financial Resources Ins. Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Financial Resources Ins. Agency of Massachusetts, Inc.	Massachusetts	100% Transamerica Financial Advisors, Inc	Insurance agent & broker

Transamerica Financial Resources Ins. Agency of Nevada, Inc.	Nevada	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Advisors, Inc.	Florida	Western Reserve Life Assurance Company of Ohio owns 78%; AUSA Holding Co. owns 22%	Fund advisor

Transamerica Fund Services, Inc.	Florida	100% Western Reserve Life Assurance Co. of Ohio	Mutual fund

Transamerica Funding LP	U.K.	98% Transamerica Leasing Holdings, Inc.; 1% Transamerica Distribution Services, Inc.; 1% BWAC Twenty One, Inc.	Intermodal leasing

Transamerica GmbH, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

Transamerica Home Loan	California	100% TCFC Asset Holdings, Inc.	Consumer mortgages

Transamerica IDEX Mutual Funds	Massachusetts	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Index Funds, Inc.	Maryland	100% Transamerica Investment Management, LLC	Mutual fund

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

Transamerica International Holdings, Inc.	Delaware	100% Transamerica Corp.	Investments

Transamerica International Insurance Services, Inc. (“TIISI”)	Delaware	100% TSC	Holding & administering foreign operations

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corp.	Reinsurance

Transamerica Investment Management, LLC	Delaware	21% Transamerica Investment Services, Inc. as Original Member; 21% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment adviser

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Investment adviser

Transamerica Investors, Inc.	Maryland	Maintains advisor status	Advisor

Transamerica Leasing Coordination Center	Belgium	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Leasing Holdings, Inc.	Delaware	100% TA Leasing Holding Company, Inc.	Holding company

Transamerica Life Canada	Canada	100% AEGON Canada Inc.	Life insurance company

Transamerica Life Insurance and Annuity Company (“TALIAC”)	N. Carolina	100% TOLIC	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Transamerica Life Insurance Company	Iowa	223,500 shares Common Stock owned by AEGON USA, Inc.; 34,295 shares Common Stock owned by Transamerica Life Insurance and Annuity Company; 42,500 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance

Transamerica Mezzanine Financing Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% TRS	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments

Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	100% TSC	Life Insurance

Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance

Transamerica Premier Funds	Maryland	100% Transamerica Investors, Inc.	Investments

Transamerica Products I, Inc.	California	100% TPI	Co-general partner

Transamerica Products, Inc. (“TPI”)	California	100% TSC	Holding company

Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company

Transamerica Realty Services, LLC (“TRS”)	Delaware	100% Transamerica Corp.	Real estate investments

Transamerica Retirement Communities S.F., Inc.	Delaware	100% TFC Properties, Inc.	Owned property

Transamerica Retirement Communities S.J., Inc.	Delaware	100% TFC Properties, Inc.	Owned property

Transamerica Securities Sales Corp.	Maryland	100% TSC	Life insurance sales

Transamerica Service Company (“TSC”)	Delaware	100% TIHI	Passive loss tax service

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Holdings I Inc.	Delaware	100% Transamerica Leasing Holdings, Inc.	Holding company

Transamerica Trailer Holdings II Inc.	Delaware	100% Transamerica Leasing Holdings, Inc.	Holding company

Transamerica Trailer Holdings III Inc.	Delaware	100% Transamerica Leasing Holdings, Inc.	Holding company

Transamerica Trailer Leasing (Belgium) N.V.	Belgium	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing (Netherlands) B.V.	Netherlands	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing A/S	Denmark	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing AB	Sweden	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing GmbH	Germany	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Limited	U.K.	100% Transamerica Commercial Holdings Limited	Leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Transamerica Trailer Leasing S.N.C.	France	99.99% owned by Greybox LLC; .01% owned by Transamerica Trailer Holdings III, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Transport Inc.	New Jersey	100% Transamerica Leasing Holdings, Inc.	Dormant

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, GmbH	Germany	100% Unicom Administrative Services, Inc.	This entity is in the process of being liquidated

Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of admin. services

United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Furniture & equipment lessor

Veterans Insurance Services, Inc.	Delaware	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary

Veterans Life Insurance Company	Illinois	100% AEGON USA, Inc.	Insurance company

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Propreties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

Whirlpool Financial Corporation Polska SpoZOO	Poland	100% Transamerica Commercial Holdings Limited	Inactive - commercial finance

World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance agency

WRL Insurance Agency of Wyoming, Inc.	Wyoming	100% WRL Insurance Agency, Inc.	Insurance agency

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Item 27.    Number of Contract Owners.

As of December 31, 2004, there were 6,405 Owners of the Policies.

Item 28.    Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a)	AFSG Securities Corporation serves as the principal underwriter for:

AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account C, Separate Account VA-2LNY, TFLIC Series Life Account, and TFLIC Series Annuity Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

AFSG Securities Corporation also serves as principal underwriter for AEGON/Transamerica Series Trust, Transamerica IDEX Mutual Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of AFSG Securities Corporation:

Name	Principal Business Address	Position and Offices with Underwriter
Larry N. Norman	(1)	Director and President
Lisa Wachendorf	(1)	Director, Vice President and Chief Compliance Officer
Frank A. Camp	(1)	Secretary
Darin D. Smith	(1)	Vice President and Assistant Secretary
Linda Gilmer	(1)	Assistant Treasurer
Teresa L. Stolba	(1)	Assistant Compliance Officer
Kim D. Day	(2)	Director and Vice President
John K. Carter	(2)	Vice President
Kyle A. Kellan	(2)	Vice President
Priscilla I. Hechler	(2)	Assistant Secretary and Assistant Vice President
Thomas R. Moriarty	(2)	Vice President
Clifton W. Flenniken, III	(3)	Assistant Treasurer
Emily Monroe Bates	(4)	Assistant Treasurer

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, FL 33716-1202
(3)	111 North Charles Street, Baltimore, MD 21201
(4)	400 West Market Street, Louisville, KY 40202

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
AFSG Securities Corporation	$1,172,023.47	0	0	0

(1) Fiscal Year 2004

Item 30.    Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.    Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.    Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Policy may be accepted.

(b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d) Transamerica Life Insurance Company hereby represents that the fees and changes deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life Insurance Company.

Section 403(b) Representations

Transamerica represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

Texas Orp Representation

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) - (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 25th day of April, 2005.

SEPARATE ACCOUNT VA A

TRANSAMERICA LIFE INSURANCE COMPANY Depositor

*
Larry N. Norman
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures		Title	Date

	*	Director,Vice President,and Actuary	, 2005
Ron L. Zigler

	*	Director (Principal Executive Officer)	, 2005
Larry N. Norman

/s/ Craig D. Vermie	*	Director	April 25, 2005
Craig D. Vermie

	*	Director	, 2005
Arthur C. Schneider

	*	Vice President and Corporate Controller	, 2005
Robert J. Kontz

	*	Director, Vice President, Treasurer, and Chief Financial Officer	, 2005
Brenda K. Clancy

*	By Craig D. Vermie, Attorney-in-Fact

Registration No. 333 - 26209

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

SEPARATE ACCOUNT VA A

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(4)(e)	Form of 5 For Life Rider

(8)(e)(6)	Amendment No. 32 to Participation Agreement (ATST)

(9)(a)	Opinion and Consent of Counsel

(9)(b)	Consent of Counsel

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Opinion and Consent of Actuary

(13)	Performance Data Calculations

*	Page numbers included only in manually executed original.